                               Exhibit 17(b)(xxi)

             Annual Report for the fiscal year ended September 30,
              2000 for the FAIF Tax Free Funds (Arizona Tax Free,
                California Intermediate Tax Free, California Tax
               Free, Colorado Intermediate Tax Free, Colorado Tax
            Free, Intermediate Tax Free, Minnesota Intermediate Tax
               Free, Minnesota Tax Free, Oregon Intermediate Tax
                            Free and Tax Free Funds)

[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)




TAX FREE BOND
        FUNDS






ANNUAL REPORT
          2000




FIRST AMERICAN
INVESTMENT FUNDS, INC.

FIRST AMERICAN

            FAMILY OF FUNDS



INVESTMENTS FOR EVERY GOAL

FIRST AMERICAN FUNDS OFFER A FULL RANGE OF INVESTMENT STRATEGIES TO HELP YOU CREATE A PERSONALIZED, DIVERSIFIED PORTFOLIO. WITH OUR DISCIPLINED FOCUS ON CONSISTENT, COMPETITIVE PERFORMANCE AND HIGHLY DEVELOPED TEAM APPROACH TO INVESTMENT DECISION MAKING, FIRST AMERICAN FUNDS CAN HELP BUILD A WINNING STRATEGY FOR ANY INVESTOR.


         HIGHER RISK    (o)
AND RETURN POTENTIAL     |
                         |
                        (*) EQUITY FUNDS
                         |
                         |
                        (*) FUNDS OF FUNDS
                         |
                         |
                        (*) BOND FUNDS
                         |
                         |
                        (*) TAX FREE BOND FUNDS
                         |
                         |    ARIZONA TAX FREE
                         |    CALIFORNIA INTERMEDIATE TAX FREE
                         |    CALIFORNIA TAX FREE
                         |    COLORADO INTERMEDIATE TAX FREE
                         |    COLORADO TAX FREE
                         |    INTERMEDIATE TAX FREE
                         |    MINNESOTA INTERMEDIATE TAX FREE
                         |    MINNESOTA TAX FREE
                         |    OREGON INTERMEDIATE TAX FREE
                         |    TAX FREE
                         |
                        (*) MONEY MARKET FUNDS
                         |
                         |
          LOWER RISK    (o)
AND RETURN POTENTIAL


Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Minnesota state and/or federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions. Mutual fund investing involves risk; principal loss is possible.



TABLE OF CONTENTS

--------------------------------------------------------------------------------
Message to Shareholders                                                     1
--------------------------------------------------------------------------------
Report of Independent Auditors                                             25
--------------------------------------------------------------------------------
Statements of Net Assets                                                   26
--------------------------------------------------------------------------------
Statements of Operations                                                   64
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                        66
--------------------------------------------------------------------------------
Financial Highlights                                                       68
--------------------------------------------------------------------------------
Notes to Financial Statements                                              72
--------------------------------------------------------------------------------
Notice to Shareholders                                                     78
--------------------------------------------------------------------------------



NOT FDIC INSURED  NO BANK GUARANTEE  MAY LOSE VALUE

MESSAGE TO SHAREHOLDERS  NOVEMBER 15, 2000



     DEAR SHAREHOLDERS:

     On behalf of the entire board of directors and the staff of First American Asset Management, thank you for the ongoing opportunity you have given us to manage your investments. As always, we strive to provide you, our fund shareholders, consistent and competitive investment performance over time.

     At times during the past year technology stocks, healthcare stocks, municipal bonds, and long Treasury bonds have been market leaders. Small- and mid-cap stocks outperformed large-cap stocks, and in general, market volatility was the norm. Guessing which sector of the equity market or which asset class will be the next market leader can be a risky way to invest. We believe that a well-diversified portfolio of equity and bond funds is the best way to invest over the long term. Your investment professional can help you design and implement a portfolio that is right for you.

     The accompanying discussion of investment results, financial statements, and notes detail the results of fund operations for the fiscal year and fund holdings as of September 30, 2000. We urge you to review the discussion of investment results and financial statements at your convenience.

     Again, thank you for investing in the First American family of funds. We look forward to serving your investment needs next year and beyond.



     Sincerely,


     /s/ Virginia L. Stringer             /s/ Paul A. Dow

     VIRGINIA L. STRINGER                 PAUL A. DOW

     Chairperson of the Board             Chief Investment Officer and President
     First American Investment Funds,     First American Asset Management
     Inc.

                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2000      1)

A DRAMATIC YEAR FOR THE MARKETS


Last September, financial markets were on the threshold of a meteoric rally that would lift the Dow Jones Industrial Average (Dow) and the technology-laden Nasdaq Composite Index (Nasdaq) to record highs. At the close of 1999, investors celebrated the fifth consecutive year of double-digit returns fueled by unprecedented productivity gains--which boosted corporate earnings while helping to contain inflation--and the lowest unemployment rate in three decades. For a while, all seemed well with the nation's "Goldilocks" economy (not too hot, not too cold).

Yet in a comment that would dictate the performance of stocks and bonds over the ensuing months, Alan Greenspan, Chairman of the Federal Reserve Board, vowed to continue raising interest rates until the economy cooled. The rate increases were intended to engineer a soft landing by encouraging consumers and companies to stop spending so much to purchase new homes, capital equipment, and the like.

STOCKS BOW TO BONDS

The prospect of additional rate hikes and their impact on corporate profits sent the stock market into a freefall, with the Nasdaq declining 25% during April's second week. The Dow soon followed suit. The stock market bubble had burst, with risk returning to the marketplace. The months following April also were subject to significant levels of market fluctuations. Although the long-term outlook for equities remains promising, investors can expect to experience more volatility as the economy continues to slow.

If any clear trends have emerged in the equity market, it's that small-cap stocks have outperformed large-cap stocks, and value has outperformed growth. Both are a reversal from the previous two years' trend of a market where large-cap growth stocks dominated.


(2      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

A DRAMATIC YEAR FOR THE MARKETS


BONDS GAIN MOMENTUM

An unusual event shaped bond markets during the fiscal year. For the first time in a decade, the yield on 30-year Treasury bonds dipped below the yield on two-year Treasury notes, creating an inverted yield curve. This event was triggered by the Treasury Department's decision to use part of the budget surplus to retire debt by issuing fewer bonds and repurchasing 30-year Treasury bonds. The scarcity of Treasury bonds sent prices up and yields down. Along the way, the 10-year Treasury note replaced the 30-year bond as the U.S. bond market's benchmark.

In all, U.S. government and municipal securities outperformed stocks to post their strongest results in years. Indeed, with the exception of high-yield "junk" bonds, most bonds, including mortgage-backed securities and investment-grade corporate bonds, performed well during the fiscal year.

In closing, an important message to remember amid today's volatile and fast-paced markets: Diversification among stocks, bonds, and cash can help you earn more balanced returns over time and give you peace of mind in changing markets. To help you achieve your long-term goals, First American Funds offers a spectrum of mutual funds designed to meet any investor's needs and risk tolerance.


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2000      3)

ARIZONA TAX FREE

INVESTMENT OBJECTIVE: MAXIMUM CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND ARIZONA STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT RISK


The First American Arizona Tax Free Fund posted a return of 8.36% (Class A shares returned 8.21% on net asset value) from inception on February 1, 2000, through the end of the fiscal year. The fund is well ahead of both benchmarks, outpacing its Lipper peer group by more than 2%. The Lipper Arizona Municipal Debt Funds Average returned 6.16% and the fund's broad-based benchmark, the Lehman Municipal Bond Index, was up 6.24% during the same period.

The fund's performance relative to its Lipper and Lehman benchmarks can be attributed in part to its relatively long duration during a time when yields were falling (municipal yields have declined more than 40 basis points since the inception of the fund in February). In addition, the fund was able to lock in higher yields during the second quarter as rates trended higher and credit spreads widened.

In Arizona, there has been a gradual shift from the historical agricultural and mining sectors to the services, trade, transport, utilities, and finance sectors. The fund has taken advantage of this diversity by investing assets in a broad array of sectors, which should help protect the fund's assets should there be an economic downturn. The new issuance year-to-date supply statistics have actually improved in recent months compared to the shortage of supply experienced earlier in the year. Although still down from the same period last year, this improvement in supply has aided the fund in selectively adding higher-quality, better-structured securities with good call protection.

Going forward, the management team will continue to look for opportunities to selectively add incremental yield and return through our credit staff's proprietary review process. The team will also remain focused on improving call protection when possible and on taking advantage of any widening of spreads or yield curve inefficiencies that may occur.


         ANNUALIZED PERFORMANCE(1)
         ----------------------------------------------------------------
         AS OF SEPTEMBER 30, 2000                      SINCE INCEPTION(5)
                                                            2/1/2000
         ----------------------------------------------------------------
         Class A NAV                                         8.21%
         ----------------------------------------------------------------
         Class A POP                                         5.47%
         ----------------------------------------------------------------
         Class C NAV                                         7.88%
         ----------------------------------------------------------------
         Class C POP                                         5.81%
         ----------------------------------------------------------------
         Class Y                                             8.36%
         ----------------------------------------------------------------
         Lehman Municipal Bond Index(3)                      6.24%
         ----------------------------------------------------------------
         Lipper Arizona Municipal Debt
           Funds Average(4)                                  6.16%
         ----------------------------------------------------------------


(4      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

ARIZONA TAX FREE


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2000

[PLOT POINTS CHART]

                                                                                    LIPPER
            FIRST AMERICAN    FIRST AMERICAN    FIRST AMERICAN                      ARIZONA
               ARIZONA           ARIZONA           ARIZONA           LEHMAN        MUNICIPAL
            TAX FREE FUND,    TAX FREE FUND,    TAX FREE FUND,      MUNICIPAL      DEBT FUNDS
             CLASS A NAV       CLASS A POP         CLASS Y        BOND INDEX(3)    AVERAGE(4)
           ----------------------------------------------------------------------------------
CLASS A

2/2000          10,000             9,750                             10,000          10,000
9/2000          10,671            10,405                             10,624          10,617

CLASS Y

2/2000                                              10,000           10,000          10,000
9/2000                                              10,686           10,624          10,617


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

    Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

    Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.50% for Class A and 1% for Class C shares and the maximum CDSC for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

(2) Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

(3) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more.

(4) Similar funds as categorized by Lipper, Inc.

(5) The performance since inception of the index for each class is calculated from the month-end following the inception of the class. Performance of the fund and the indexes represents cumulative total return as the fund has been in operation less than one year. First American Funds Annual Report 2000 5


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2000      5)

CALIFORNIA INTERMEDIATE TAX FREE

INVESTMENT OBJECTIVE: CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND CALIFORNIA STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL


The First American California Intermediate Tax Free Fund outpaced both benchmarks and posted a return of 6.05% for the fiscal year (Class A shares were up 5.84% on net asset value). The fund's broad-based benchmark, the Lehman 7-Year Municipal Bond Index, was up 5.50%, while its peer group, the Lipper California Intermediate Municipal Debt Funds Average, delivered a return of 5.78% for the year.

The fund's performance relative to its Lehman and Lipper benchmarks can be attributed in part to a duration extension policy that was implemented as rates fell during the first half of 2000. In addition, the fund locked in higher yields, improved call protection, and harvested tax losses to offset against future capital gains. The fund also sought to obtain bonds with slightly higher coupons as a defensive measure to cushion against potential future interest-rate volatility.

California bonds in general have handily outperformed the rest of the municipal market. New wealth seeking a safe haven and increasing comfort with the state's credit quality profile continue to support the California municipal market. While California market yields are generally lower than the rest of the country, state taxes remain among the highest.

Going forward, the management team will continue to look for opportunities to selectively add incremental yield and return through our credit staff's proprietary review process. The team will also remain focused on improving call protection when possible and on taking advantage of any widening of spreads or yield curve inefficiencies that may occur.


       ANNUALIZED PERFORMANCE(1)
       -------------------------------------------------------------------
       AS OF SEPTEMBER 30, 2000                         SINCE INCEPTION(4)
                                                1 year       8/8/1997
       -------------------------------------------------------------------
       Class A NAV                               5.84%         4.48%
       -------------------------------------------------------------------
       Class A POP                               3.23%         3.63%
       -------------------------------------------------------------------
       Class Y                                   6.05%         4.55%
       -------------------------------------------------------------------
       Lehman 7-Year Municipal Bond Index(2)     5.50%         4.84%
       -------------------------------------------------------------------
       Lipper CA Intermediate Municipal
        Debt Funds Average(3)                    5.78%         4.37%
       -------------------------------------------------------------------


(6      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

CALIFORNIA INTERMEDIATE TAX FREE


VALUE OF A $10,000 INVESTMENT(1) AS OF SEPTEMBER 30, 2000

[PLOT POINTS CHART]

            FIRST AMERICAN    FIRST AMERICAN    FIRST AMERICAN                    LIPPER CA
              CALIFORNIA        CALIFORNIA        CALIFORNIA        LEHMAN       INTERMEDIATE
             INTERMEDIATE      INTERMEDIATE      INTERMEDIATE       7-YEAR        MUNICIPAL
            TAX FREE FUND,    TAX FREE FUND,    TAX FREE FUND,     MUNICIPAL      DEBT FUNDS
             CLASS A NAV       CLASS A POP         CLASS Y       BOND INDEX(2)    AVERAGE(3)
           ----------------------------------------------------------------------------------
CLASS A

8/1997          10,000             9,750                             10,000         10,000
9/1997          10,086             9,834                             10,106         10,099
9/1998          10,873            10,601                             10,901         10,838
9/1999          10,829            10,559                             10,965         10,798
9/2000          11,462            11,175                             11,568         11,422

CLASS Y

8/1997                                              10,000           10,000         10,000
9/1997                                              10,086           10,106         10,099
9/1998                                              10,873           10,901         10,838
9/1999                                              10,840           10,965         10,798
9/2000                                              11,496           11,568         11,422


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

    Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

    Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.50% for Class A shares. Total returns assume reinvestment of all distributions at net asset value.

(2) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more.

(3) Similar funds as categorized by Lipper, Inc.

(4) The performance since inception of the index for each class is calculated from the month-end following the inception of the class.


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2000      7)

CALIFORNIA TAX FREE

INVESTMENT OBJECTIVE: MAXIMUM CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND CALIFORNIA STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT RISK


The First American California Tax Free Fund posted a return of 10.38% from inception on February 1, 2000, through the end of the fiscal year (Class A shares returned 10.23% on net asset value). The fund is well ahead of its benchmarks, outpacing both its Lipper peer group and its broad-based benchmark by nearly 3%. The Lipper California Municipal Debt Funds Average returned 7.38% and the Lehman Municipal Bond Index was up 6.24% during the same period.

The fund's performance relative to its Lipper and Lehman benchmarks can be attributed in part to its relatively long duration during a time when yields were falling (municipal yields have declined more than 40 basis points since the inception of the fund in February 2000). The fund was able to lock in higher yields and good call protection when rates moved higher and credit spreads widened. The fund also established a core position in higher-yielding higher education bonds, making it one of the fund's largest sector weightings.

California bonds in general have handily outperformed the rest of the municipal market. New wealth seeking a safe haven and increasing comfort with the state's credit quality profile continue to support the California municipal market. While California market yields are generally lower than the rest of the country, state taxes remain among the highest.

Going forward, the management team will continue to look for opportunities to selectively add incremental yield and return through our credit staff's proprietary review process. The team will also remain focused on improving call protection when possible and on taking advantage of any widening of spreads or yield curve inefficiencies that may occur.


        ANNUALIZED PERFORMANCE(1)
        ----------------------------------------------------------------
        AS OF SEPTEMBER 30, 2000                      SINCE INCEPTION(5)
                                                          2/1/2000
        ----------------------------------------------------------------
        Class A NAV                                        10.23%
        ----------------------------------------------------------------
        Class A POP                                         7.43%
        ----------------------------------------------------------------
        Class C NAV                                         9.95%
        ----------------------------------------------------------------
        Class C POP                                         7.86%
        ----------------------------------------------------------------
        Class Y                                            10.38%
        ----------------------------------------------------------------
        Lehman Municipal Bond Index(3)                      6.24%
        ----------------------------------------------------------------
        Lipper California Municipal
          Debt Funds Average(4)                             7.38%
        ----------------------------------------------------------------


(8      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

CALIFORNIA TAX FREE


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2000

[PLOT POINTS CHART]

                                                                                    LIPPER
            FIRST AMERICAN    FIRST AMERICAN    FIRST AMERICAN                     CALIFORNIA
              CALIFORNIA        CALIFORNIA        CALIFORNIA         LEHMAN        MUNICIPAL
            TAX FREE FUND,    TAX FREE FUND,    TAX FREE FUND,      MUNICIPAL      DEBT FUNDS
             CLASS A NAV       CLASS A POP         CLASS Y        BOND INDEX(3)    AVERAGE(4)
           ----------------------------------------------------------------------------------
CLASS A

2/2000          10,000             9,750                             10,000          10,000
9/2000          10,851            10,580                             10,624          10,737

CLASS Y

2/2000                                              10,000           10,000          10,000
9/2000                                              10,865           10,624          10,737


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

    Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

    Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.50% for Class A and 1% for Class C shares and the maximum CDSC for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

(2) Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

(3) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more.

(4) Similar funds as categorized by Lipper, Inc.

(5) The performance since inception of the index for each class is calculated from the month-end following the inception of the class. Performance of the fund and the indexes represents cumulative total return as the fund has been in operation less than one year.


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2000      9)

COLORADO INTERMEDIATE TAX FREE

INVESTMENT OBJECTIVE: CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND COLORADO STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL


The First American Colorado Intermediate Tax Free Fund posted a return of 4.51% for the fiscal year (Class A shares were up 4.40% on net asset value). The fund outpaced its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 4.42%. The fund's broad-based benchmark, the Lehman 7-Year Municipal Bond Index, was up 5.50% for the year.

The fund's performance can be attributed in part to a duration extension policy that was implemented as rates fell during the first half of 2000. The fund locked in higher yields, improved call protection, and harvested tax losses to offset against future capital gains. In addition, the fund took a small position in Colorado zero-coupon bonds in order to improve portfolio structure and flexibility, and sought to obtain bonds with slightly higher coupons as a defensive measure to cushion against potential future interest-rate volatility.

The fund's performance relative to its Lipper peer group can be attributed to its good portfolio structure and relatively long duration. The Lehman 7-Year Municipal Bond Index is an unmanaged benchmark that reflects the performance of the entire national municipal market. Individual states can experience varying supply and demand conditions that cause its bonds to perform better or worse than the overall market. In addition, the index is not subject to expenses or transaction costs. The fund lagged the Lehman benchmark this year as a result of these factors.

New Colorado issuance increased 19.5% over the prior year. This increase was concentrated in funding for transportation, highway expansion, and repair. Other funding was down due to the strength of the economy and increased tax receipts. The management team reduced exposure to high-yielding healthcare bonds due to continued credit stress in this sector, and increased exposure to municipal lease deals due to favorable rates and strong credit profiles.

Going forward, the management team will continue to look for opportunities to selectively add incremental yield and return through our credit staff's proprietary review process. The team will also remain focused on improving call protection when possible and on taking advantage of any widening of spreads or yield curve inefficiencies that may occur.


ANNUALIZED PERFORMANCE(1)
------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2000                                    SINCE INCEPTION(4)
                                        1 YEAR    5 YEARS        4/4/1994
------------------------------------------------------------------------------
Class A NAV                              4.40%      4.45%         5.30%
------------------------------------------------------------------------------
Class A POP                              1.83%      3.92%         4.89%
------------------------------------------------------------------------------
Class Y                                  4.51%      4.41%         5.28%
------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(2)    5.50%      5.24%         5.87%
------------------------------------------------------------------------------
Lipper Other States Intermediate
  Municipal Debt Funds Average(3)        4.42%      4.15%         4.78%
------------------------------------------------------------------------------


(10      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

COLORADO INTERMEDIATE TAX FREE


VALUE OF A $10,000 INVESTMENT(1) AS OF SEPTEMBER 30, 2000

[PLOT POINTS CHART]

            FIRST AMERICAN    FIRST AMERICAN    FIRST AMERICAN                      LIPPER
               COLORADO          COLORADO          COLORADO         LEHMAN        OTHER STATES
             INTERMEDIATE      INTERMEDIATE      INTERMEDIATE       7-YEAR        INTERMEDIATE
            TAX FREE FUND,    TAX FREE FUND,    TAX FREE FUND,     MUNICIPAL       MUNICIPAL
             CLASS A NAV       CLASS A POP         CLASS Y       BOND INDEX(2)    OBJECTIVE(3)
           -----------------------------------------------------------------------------------
CLASS A

4/1994          10,000             9,750                             10,000          10,000
9/1994          10,118             9,865                             10,127          10,089
9/1995          10,985            10,710                             11,169          10,971
9/1996          11,467            11,180                             11,665          11,408
9/1997          12,282            11,975                             12,596          12,192
9/1998          13,195            12,865                             13,587          13,013
9/1999          13,079            12,752                             13,666          12,866
9/2000          13,654            13,313                             14,418          13,435

CLASS Y

4/1994                                              10,000           10,000          10,000
9/1994                                              10,128           10,127          10,089
9/1995                                              10,986           11,169          10,971
9/1996                                              11,468           11,665          11,408
9/1997                                              12,283           12,596          12,192
9/1998                                              13,184           13,587          13,013
9/1999                                              13,042           13,666          12,866
9/2000                                              13,631           14,418          13,435


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

    Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

    Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.50% for Class A shares. Total returns assume reinvestment of all distributions at net asset value.

(2) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities between six and eight years.

(3) Similar funds as categorized by Lipper, Inc.

(4) The performance since inception of the index for each class is calculated from the month-end following the inception of the class.


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      11)

COLORADO TAX FREE

INVESTMENT OBJECTIVE: MAXIMUM CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND COLORADO STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT RISK


The First American Colorado Tax Free Fund returned 8.05% (Class A shares were up 7.80% on net asset value) from inception on February 1, 2000, through the end of the fiscal year. The fund outpaced its Lipper peer group, the Lipper Colorado Municipal Debt Funds Average which returned 5.65%, by more than 2%. The broad-based benchmark, the Lehman Municipal Bond Index, was up 6.24% over the same period.

The fund's performance relative to its Lipper and Lehman benchmarks can be attributed in part to its relatively long duration during a time when yields were falling (municipal yields have declined more than 40 basis points since the inception of the fund in February). In addition, the fund has been able to lock in higher yields and good call protection as rates have trended up and credit spreads widened.

New Colorado issuance increased 19.5% during the prior year. This increase was concentrated in funding for transportation, highway expansion, and repair. Other funding has declined due to the strength of the economy and increased tax receipts.

Going forward, the management team will continue to look for opportunities to selectively add incremental yield and return through our credit staff's proprietary review process. The team will also remain focused on improving call protection when possible and on taking advantage of any widening of spreads or yield curve inefficiencies that may occur.


       ANNUALIZED PERFORMANCE(1)
       -----------------------------------------------------------------
       AS OF SEPTEMBER 30, 2000                       SINCE INCEPTION(5)
                                                           2/1/2000
       -----------------------------------------------------------------
       Class A NAV                                           7.80%
       -----------------------------------------------------------------
       Class A POP                                           5.11%
       -----------------------------------------------------------------
       Class C NAV                                           7.52%
       -----------------------------------------------------------------
       Class C POP                                           5.45%
       -----------------------------------------------------------------
       Class Y                                               8.05%
       -----------------------------------------------------------------
       Lehman Municipal Bond Index(3)                        6.24%
       -----------------------------------------------------------------
       Lipper Colorado Municipal
         Debt Funds Average(4)                               5.65%
       -----------------------------------------------------------------


(12      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

COLORADO TAX FREE


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2000

[PLOT POINTS CHART]

                                                                                     LIPPER
            FIRST AMERICAN    FIRST AMERICAN    FIRST AMERICAN                      COLORADO
               COLORADO          COLORADO          COLORADO           LEHMAN       MUNICIPAL
            TAX FREE FUND,    TAX FREE FUND,    TAX FREE FUND,      MUNICIPAL      DEBT FUNDS
             CLASS A NAV       CLASS A POP         CLASS Y        BOND INDEX(3)    AVERAGE(4)
           ----------------------------------------------------------------------------------
CLASS A

2/2000          10,000             9,750                             10,000          10,000
9/2000          10,653            10,387                             10,624          10,568

CLASS Y

2/2000                                              10,000           10,000          10,000
9/2000                                              10,678           10,624          10,568


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

    Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

    Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.50% for Class A and 1% for Class C shares and the maximum CDSC for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

(2) Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

(3) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more.

(4) Similar funds as categorized by Lipper, Inc.

(5) The performance since inception of the index for each class is calculated from the month-end following the inception of the class. Performance of the fund and the indexes represents cumulative total return as the fund has been in operation less than one year.


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      13)

INTERMEDIATE TAX FREE

INVESTMENT OBJECTIVE: CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL


The First American Intermediate Tax Free Fund returned 5.11% for the fiscal year (Class A shares were up 5.10% on net asset value). The fund's peer group, the Lipper Intermediate Municipal Debt Funds Average, returned 4.62% for the period, while the fund's broad-based benchmark, the Lehman 7-Year Municipal Bond Index, posted a return of 5.50% for the period.

The fund's performance relative to the Lipper category can be attributed in part to a duration extension policy that was implemented as rates fell during the first half of 2000. In addition, the fund locked in higher yields, improved call protection, and harvested tax losses to offset against future capital gains. The fund also sought to obtain bonds with slightly higher coupons as a defensive measure to cushion against potential future interest-rate volatility. Underperformance relative to the Lehman index can be explained by the fund's expenses and transaction costs.

The last 12 months saw a pronounced flattening in the municipal yield curve. One- to five-year spot rates rose in yield while 10-years and longer enjoyed a rally. Going forward, the management team will remain cognizant of the flat yield curve through 10-year rates and scrutinize new additions to the portfolio in light of a future steepening. The team will continue to look for opportunities to selectively add incremental yield and return through the credit staff's proprietary review process.


ANNUALIZED PERFORMANCE(1)
-------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2000                                     SINCE INCEPTION(4)
                               1 YEAR   5 YEARS    10 YEARS       2/4/1994
-------------------------------------------------------------------------------
Class A NAV                     5.10%     4.49%       5.49%             --
-------------------------------------------------------------------------------
Class A POP                     2.45%     3.97%       5.22%             --
-------------------------------------------------------------------------------
Class Y                         5.11%     4.46%          --          4.23%
-------------------------------------------------------------------------------
Lehman 7-Year Municipal
  Bond Index(2)                 5.50%     5.24%       6.82%          5.40%
-------------------------------------------------------------------------------
Lipper Intermediate Municipal
  Debt Funds Average(3)         4.62%     4.59%       6.15%          4.67%
-------------------------------------------------------------------------------


(14      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

INTERMEDIATE TAX FREE


VALUE OF A $10,000 INVESTMENT(1) AS OF SEPTEMBER 30, 2000

[PLOT POINTS CHART]

                                                                                    LIPPER
            FIRST AMERICAN    FIRST AMERICAN    FIRST AMERICAN      LEHMAN       INTERMEDIATE
             INTERMEDIATE      INTERMEDIATE      INTERMEDIATE       7-YEAR        MUNICIPAL
            TAX FREE FUND,    TAX FREE FUND,    TAX FREE FUND,     MUNICIPAL      DEBT FUNDS
             CLASS A NAV       CLASS A POP         CLASS Y       BOND INDEX(2)    AVERAGE(3)
           ----------------------------------------------------------------------------------
CLASS A

9/1990          10,000             9,750                             10,000         10,000
9/1991          10,912            10,639                             11,225         11,080
9/1992          11,701            11,408                             12,325         12,112
9/1993          12,714            12,396                             13,670         13,456
9/1994          12,555            12,241                             13,581         13,308
9/1995          13,704            13,362                             14,978         14,496
9/1996          14,314            13,956                             15,643         15,162
9/1997          15,293            14,911                             16,892         16,281
9/1998          16,370            15,960                             18,221         17,458
9/1999          16,242            15,836                             18,327         17,315
9/2000          17,070            16,644                             19,335         18,114

CLASS Y

2/1994                                              10,000           10,000         10,000
9/1994                                               9,888            9,930          9,877
9/1995                                              10,793           10,951         10,759
9/1996                                              11,262           11,438         11,253
9/1997                                              12,022           12,350         12,083
9/1998                                              12,864           13,322         12,957
9/1999                                              12,762           13,400         12,850
9/2000                                              13,414           14,137         13,444


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

    Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

    Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.50% for Class A. Total returns assume reinvestment of all distributions at net asset value.

(2) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities between six and eight years.

(3) Similar funds as categorized by Lipper, Inc.

(4) The performance since inception of the index for each class is calculated from the month-end following the inception of the class.


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      15)

MINNESOTA INTERMEDIATE TAX FREE

INVESTMENT OBJECTIVE: CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND MINNESOTA STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL


The First American Minnesota Intermediate Tax Free Fund returned 5.04% for the fiscal year (Class A shares were up 4.94% on net asset value). The fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, was up 4.42% for the year, while the fund's broad-based benchmark, the Lehman 7-Year Municipal Bond Index, returned 5.50% for the period.

The fund's performance relative to its Lipper peer group can be attributed in part to a duration extension policy that was implemented as rates fell during the first half of 2000. In addition, the fund locked in higher yields, improved call protection, and harvested tax losses to offset against future capital gains. The fund also sought to obtain bonds with slightly higher coupons as a defensive measure to cushion against potential future interest rate volatility, and selectively added to the BBB and nonrated portion of the portfolio as opportunities arose.

The Lehman 7-Year Municipal Bond Index is an unmanaged benchmark that reflects the performance of the entire national municipal market. Individual states can experience varying supply and demand conditions that cause its bonds to perform better or worse than the overall market. In addition, the index is not subject to transaction costs or expenses. The fund lagged the Lehman benchmark this year as a result of these factors.

The last 12 months saw a pronounced flattening in the municipal yield curve. One- to five-year spot rates rose in yield while 10-years and longer enjoyed a rally. Going forward, the management team will remain cognizant of the flat yield curve through 10-year rates and scrutinize new additions to the portfolio in light of a future steepening. The team will continue to look for opportunities to selectively add incremental yield and return through the credit staff's proprietary review process.


ANNUALIZED PERFORMANCE(1)
-------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2000                                     SINCE INCEPTION(4)
                                         1 YEAR     5 YEARS       2/25/1994
-------------------------------------------------------------------------------
Class A NAV                               4.94%       4.53%        4.43%
-------------------------------------------------------------------------------
Class A POP                               2.32%       4.00%        4.03%
-------------------------------------------------------------------------------
Class Y                                   5.04%       4.49%        4.40%
-------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(2)     5.50%       5.24%        5.40%
-------------------------------------------------------------------------------
Lipper Other States Intermediate
  Municipal Debt Funds Average(3)         4.42%       4.15%        4.28%
-------------------------------------------------------------------------------


(16      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

MINNESOTA INTERMEDIATE TAX FREE


VALUE OF A $10,000 INVESTMENT(1) AS OF SEPTEMBER 30, 2000

[PLOT POINTS CHART]

                                                                                    LIPPER
            FIRST AMERICAN    FIRST AMERICAN    FIRST AMERICAN                    OTHER STATES
              MINNESOTA         MINNESOTA         MINNESOTA         LEHMAN        INTERMEDIATE
             INTERMEDIATE      INTERMEDIATE      INTERMEDIATE       7-YEAR          MUNICIPAL
            TAX FREE FUND,    TAX FREE FUND,    TAX FREE FUND,     MUNICIPAL       DEBT FUNDS
             CLASS A NAV       CLASS A POP         CLASS Y       BOND INDEX(2)     AVERAGE(3)
           -----------------------------------------------------------------------------------
CLASS A

2/1994          10,000             9,750                             10,000          10,000
9/1994           9,852             9,606                              9,930           9,856
9/1995          10,686            10,419                             10,951          10,718
9/1996          11,199            10,919                             11,438          11,145
9/1997          11,951            11,653                             12,350          11,911
9/1998          12,764            12,445                             13,322          12,714
9/1999          12,709            12,392                             13,400          12,570
9/2000          13,337            13,004                             14,137          13,125

CLASS Y

2/1994                                              10,000           10,000          10,000
9/1994                                               9,863            9,930           9,856
9/1995                                              10,685           10,951          10,718
9/1996                                              11,198           11,438          11,145
9/1997                                              11,917           12,350          11,911
9/1998                                              12,730           13,322          12,714
9/1999                                              12,674           13,400          12,570
9/2000                                              13,288           14,137          13,125


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

    Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

    Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.50% for Class A shares. Total returns assume reinvestment of all distributions at net asset value.

(2) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities between six and eight years.

(3) Similar funds as categorized by Lipper, Inc.

(4) The performance since inception of the index for each class is calculated from the month-end following the inception of the class.


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      17)

MINNESOTA TAX FREE

INVESTMENT OBJECTIVE: MAXIMUM CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND MINNESOTA STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT RISK


The First American Minnesota Tax Free Fund posted a return of 5.00% (Class A shares were up 4.75% on net asset value), well ahead of its Lipper peer group average. The Lipper Minnesota Municipal Debt Funds Average was up 4.16% for the year, while the fund's broad-based benchmark, the Lehman Municipal Bond Index, returned 6.18% for the year.

The fund's management team implemented a duration extension policy as rates fell during the first half of 2000. Rates trended higher for a brief period in the second quarter and the fund was able to lock in higher yields, improve call protection, and harvest tax losses to offset capital gains. The team has been swapping bonds that have been called or are callable in four- to seven-years for longer maturity, higher-yielding bonds with nine- to 10-years of call protection. The fund's performance relative to its Lipper peer group can be attributed to its portfolio structure and relatively long duration. The Lehman Municipal Bond Index is an unmanaged benchmark that reflects the performance of the entire national municipal market. Individual states can experience varying supply and demand conditions that cause its bonds to perform better or worse than the overall market. In addition, the index is not subject to expenses or transaction costs. The fund lagged the Lehman benchmark this year largely as a result of these factors.

Minnesota's economy remains strong, with low unemployment and strong tax revenues. New issue supply is down about 3% from the prior year, and has been dominated by healthcare and school issues. However, the bulk of our new purchases have been electric and housing bonds.

Going forward, the team will continue to look for opportunities to selectively add incremental yield and return through our credit staff's proprietary review process. The team will also remain focused on improving call protection when possible and on taking advantage of any widening of spreads or yield curve inefficiencies that may occur.


ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2000                                      SINCE INCEPTION(5)
                                                            --------------------
                               1 YEAR   5 YEARS   10 YEARS   8/1/1997   2/1/1999
--------------------------------------------------------------------------------
Class A NAV                     4.75%     5.25%      6.81%         --         --
--------------------------------------------------------------------------------
Class A POP                     2.17%     4.71%      6.54%         --         --
--------------------------------------------------------------------------------
Class C NAV                     4.25%        --         --         --      0.65%
--------------------------------------------------------------------------------
Class C POP                     2.20%        --         --         --      0.07%
--------------------------------------------------------------------------------
Class Y                         5.00%        --         --      4.18%         --
--------------------------------------------------------------------------------
Lehman Municipal Bond Index(3)  6.18%     5.79%      7.32%      4.93%      2.52%
--------------------------------------------------------------------------------
Lipper MN Municipal Debt
  Funds Average(4)              4.16%     4.52%      6.33%      3.44%      0.61%
--------------------------------------------------------------------------------


(18      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

MINNESOTA TAX FREE


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2000

[PLOT POINTS CHART]


            FIRST AMERICAN    FIRST AMERICAN    FIRST AMERICAN                     LIPPER MN
              MINNESOTA         MINNESOTA         MINNESOTA          LEHMAN        MUNICIPAL
            TAX FREE FUND,    TAX FREE FUND,    TAX FREE FUND,      MUNICIPAL      DEBT FUNDS
             CLASS A NAV       CLASS A POP         CLASS Y        BOND INDEX(3)    AVERAGE(4)
           ----------------------------------------------------------------------------------
CLASS A

9/1990          10,000             9,750                             10,000          10,000
9/1991          11,249            10,968                             11,319          11,146
9/1992          12,324            12,016                             12,503          12,173
9/1993          13,867            13,521                             14,096          13,672
9/1994          13,433            13,098                             13,752          13,237
9/1995          14,962            14,588                             15,291          14,417
9/1996          15,896            15,498                             16,214          15,164
9/1997          17,218            16,788                             17,679          16,366
9/1998          18,696            18,228                             19,220          17,649
9/1999          18,451            17,989                             19,086          17,258
9/2000          19,327            18,844                             20,265          17,975

CLASS Y

8/1997                                              10,000           10,000          10,000
9/1997                                              10,118           10,119          10,108
9/1998                                              11,011           11,001          10,901
9/1999                                              10,894           10,924          10,659
9/2000                                              11,438           11,599          11,102


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

    Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

    Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.50% for Class A and 1% for Class C shares and the maximum CDSC for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

    On July 31, 1998, the Minnesota Tax Free Fund became the successor by merger to the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to July 31, 1998 represents that of the Piper Minnesota Tax-Exempt Fund.

(2) Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.

(3) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more.

(4) Similar funds as categorized by Lipper, Inc.

(5) The performance since inception of the index for each class is calculated from the month-end following the inception of the class.


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      19)

OREGON INTERMEDIATE TAX FREE

INVESTMENT OBJECTIVE: CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND OREGON STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL


The First American Oregon Intermediate Tax Free Fund returned 4.78% for the fiscal year (Class A shares were up 4.79% on net asset value), outpacing its Lipper peer group. The Lipper Other States Intermediate Municipal Debt Funds Average was up 4.42% for the year, while the fund's broad-based benchmark, the Lehman 7-Year Municipal Bond Index, returned 5.50%.

The fund's management team implemented a duration extension policy as rates fell during the first half of 2000. Rates trended higher for a brief period in the second quarter and the fund was able to lock in higher yields, improve call protection, and harvest tax losses to offset capital gains. The fund also sought to obtain bonds with slightly higher coupons as a defensive measure to cushion against potential future interest-rate volatility, and selectively added to the BBB and non-rated portion of the portfolio as opportunities arose.

The fund's performance relative to its Lipper peer group can be attributed to its portfolio structure and relatively long duration. The Lehman 7-Year Municipal Bond Index is an unmanaged benchmark that reflects the performance of the entire national municipal market. Individual states can experience varying supply and demand conditions that cause its bonds to perform better or worse than the overall market. In addition, the index is not subject to transaction costs or expenses. The fund lagged the Lehman benchmark this year largely as a result of these factors.

The last 12 months saw a pronounced flattening in the municipal yield curve. One- to five-year spot rates rose in yield while 10-years and longer enjoyed a rally. Oregon issuance declined nearly 27% in year-over-year comparisons. Similar to the nation as a whole, new money issuance has been keeping pace with prior years, but refunding volume has dropped to virtually nothing. Education, development, and transportation have been the leading sources of new issuance. New schools, Portland urban renewal, and airport light rail transportation are a few of the projects that have floated debt.

Going forward, the management team will remain cognizant of the flat yield curve through 10-years and scrutinize new additions to the portfolio in light of a future steepening. The team will continue to look for opportunities to selectively add incremental yield and return through the credit staff's proprietary review process. It will also remain focused on improving call protection when possible and on taking advantage of any widening of spreads or yield curve inefficiencies that may occur.


     ANNUALIZED PERFORMANCE(1)
     ---------------------------------------------------------------------
     AS OF SEPTEMBER 30, 2000
                                             1 YEAR    5 YEARS    10 YEARS
     ---------------------------------------------------------------------
     Class A NAV                              4.79%      4.32%       5.77%
     ---------------------------------------------------------------------
     Class A POP                              2.16%      3.78%       5.50%
     ---------------------------------------------------------------------
     Class Y                                  4.78%      4.32%       5.77%
     ---------------------------------------------------------------------
     Lehman 7-Year Municipal Bond Index(2)    5.50%      5.24%       6.82%
     ---------------------------------------------------------------------
     Lipper Other States Intermediate
       Municipal Debt Funds Average(3)        4.42%      4.15%       5.62%
     ---------------------------------------------------------------------


(20      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

OREGON INTERMEDIATE TAX FREE


VALUE OF A $10,000 INVESTMENT(1) AS OF SEPTEMBER 30, 2000

[PLOT POINTS CHART]

                                                                                    LIPPER
            FIRST AMERICAN    FIRST AMERICAN    FIRST AMERICAN                    OTHER STATES
                OREGON            OREGON            OREGON          LEHMAN        INTERMEDIATE
             INTERMEDIATE      INTERMEDIATE      INTERMEDIATE       7-YEAR          MUNICIPAL
            TAX FREE FUND,    TAX FREE FUND,    TAX FREE FUND,     MUNICIPAL       DEBT FUNDS
             CLASS A NAV       CLASS A POP         CLASS Y       BOND INDEX(2)     AVERAGE(3)
           -----------------------------------------------------------------------------------
CLASS A

9/1990          10,000             9,750                             10,000          10,000
9/1991          11,175            10,895                             11,225          11,002
9/1992          12,131            11,827                             12,325          12,012
9/1993          13,260            12,928                             13,670          13,311
9/1994          13,143            12,814                             13,581          13,068
9/1995          14,187            13,832                             14,978          14,212
9/1996          14,714            14,346                             15,643          14,777
9/1997          15,784            15,389                             16,892          15,793
9/1998          16,835            16,414                             18,221          16,857
9/1999          16,724            16,306                             18,327          16,661
9/2000          17,525            17,087                             19,335          17,398

CLASS Y

9/1990                                              10,000           10,000          10,000
9/1991                                              11,175           11,225          11,002
9/1992                                              12,131           12,325          12,012
9/1993                                              13,260           13,670          13,311
9/1994                                              13,143           13,581          13,068
9/1995                                              14,187           14,978          14,212
9/1996                                              14,714           15,643          14,777
9/1997                                              15,784           16,892          15,793
9/1998                                              16,835           18,221          16,857
9/1999                                              16,724           18,327          16,661
9/2000                                              17,524           19,335          17,398


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

    Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

    Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.50% for Class A. Total returns assume reinvestment of all distributions at net asset value.

    Performance prior to August 8, 1997 is that of Oregon Municipal Bond Trust Fund, a predecessor common trust fund. On August 8, 1997, substantially all of the assets of Oregon Municipal Bond Trust Fund were transferred into Oregon Intermediate Tax Free Fund. The objectives, policies, and guidelines of the two funds were, in all material respects, identical. Oregon Municipal Bond Trust Fund's performance is adjusted to reflect Oregon Intermediate Tax Free Fund's Class Y share fees and expenses, before any fee waivers. Oregon Municipal Bond Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

(2) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities between six and eight years.

(3) Similar funds as categorized by Lipper, Inc.


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      21)

TAX FREE

INVESTMENT OBJECTIVE: MAXIMUM CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT RISK


The First American Tax Free Fund posted a return of 5.00% for the fiscal year (Class A shares were up 4.75% on net asset value), outpacing its Lipper peer group average. The Lipper General Municipal Debt Funds Average returned 4.74% for the year, while the fund's broad-based benchmark, the Lehman Municipal Bond Index, increased 6.18%.

The management team implemented a duration extension policy as rates fell during the first half of 2000. In addition, the fund locked in higher yields, improved call protection, and harvested tax losses to offset capital gains.

The fund received strong cash inflows throughout the year, which slightly detracted from performance in the short term while the new money was being invested. National new issue supply is down about 20% over the same period last year, and as a result, the fund experienced a slight cash build-up while selectively investing in longer-maturity and income-oriented assets. The fund has been finding opportunities in relatively low volume states such as Iowa and Minnesota, and in Texas, which has recently experienced a relatively high volume of issuance. The fund's underperformance relative to the Lehman benchmark can be attributed in part to its cash position. In addition, expenses and transaction costs reduce the fund's performance, while the index is not subject to these costs.

Going forward, the team will continue to look for opportunities to selectively add incremental yield and return through the credit staff's proprietary review process. The team will also remain focused on improving call protection when possible and on taking advantage of any widening of spreads or yield curve inefficiencies that may occur.


ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2000                                      SINCE INCEPTION(5)
                                                            --------------------
                               1 YEAR   5 YEARS   10 YEARS   8/3/1998   2/1/1999
--------------------------------------------------------------------------------
Class A NAV                     4.75%     5.08%      6.73%         --         --
--------------------------------------------------------------------------------
Class A POP                     2.14%     4.56%      6.46%         --         --
--------------------------------------------------------------------------------
Class C NAV                     4.26%        --         --         --     -0.09%
--------------------------------------------------------------------------------
Class C POP                     2.19%        --         --         --     -0.67%
--------------------------------------------------------------------------------
Class Y                         5.00%        --         --      2.33%         --
--------------------------------------------------------------------------------
Lehman Municipal Bond Index(3)  6.18%     5.79%      7.32%      3.18%      2.52%
--------------------------------------------------------------------------------
Lipper General Municipal Debt
  Funds Average(4)              4.74%     4.76%      6.69%      1.33%      0.63%
--------------------------------------------------------------------------------


(22      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

TAX FREE


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2000

[PLOT POINTS CHART]

                                                                                    LIPPER
                                                                                    GENERAL
            FIRST AMERICAN    FIRST AMERICAN    FIRST AMERICAN       LEHMAN        MUNICIPAL
            TAX FREE FUND,    TAX FREE FUND,    TAX FREE FUND,      MUNICIPAL      DEBT FUNDS
             CLASS A NAV       CLASS A POP         CLASS Y        BOND INDEX(3)    AVERAGE(4)
           ----------------------------------------------------------------------------------
CLASS A

9/1990          10,000             9,750                             10,000          10,000
9/1991          11,330            11,047                             11,319          11,313
9/1992          12,540            12,227                             12,503          12,492
9/1993          14,391            14,031                             14,096          14,153
9/1994          13,566            13,227                             13,752          13,604
9/1995          14,964            14,590                             15,291          14,936
9/1996          15,924            15,526                             16,214          15,780
9/1997          17,372            16,938                             17,679          17,153
9/1998          18,833            18,362                             19,220          18,564
9/1999          18,304            17,846                             19,086          18,000
9/2000          19,173            18,694                             20,265          18,853

CLASS Y

8/1998                                              10,000           10,000          10,000
9/1998                                              10,136           10,125          10,120
9/1999                                               9,866           10,054           9,812
9/2000                                              10,360           10,675          10,277


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

    Total returns at net asset value ("NAV") reflects performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

    Total returns at public offering price ("POP") reflects performance over the time period indicated including maximum sales charges of 2.50% for Class A and 1% for Class C shares and the maximum CDSC for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

    On July 31, 1998, the Tax Free Fund became the successor by merger to the Piper National Tax-Exempt Fund, a series of Piper Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to July 31, 1998 represents that of the Piper National Tax-Exempt Fund.

(2) Performance of Class C shares is not presented. Performance of this class is lower due to higher expenses.

(3) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities between six and eight years.

(4) Similar funds as categorized by Lipper, Inc.

(5) The performance since inception of the index for each class is calculated from the month-end following the inception of the class.


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      23)

                 (This page has been left blank intentionally.)

REPORT OF INDEPENDENT AUDITORS SEPTEMBER 30, 2000

     To the Shareholders and Board of Directors
     First American Investment Funds, Inc.

     We have audited the accompanying statements of net assets of the Arizona Tax Free, California Intermediate Tax Free, California Tax Free, Colorado Intermediate Tax Free, Colorado Tax Free, Intermediate Tax Free, Minnesota Intermediate Tax Free, Minnesota Tax Free, Oregon Intermediate Tax Free and Tax Free Funds (certain funds constituting First American Investment Funds, Inc.) (the "Funds") as of September 30, 2000, and the related statements of operations for the period then ended, and the statements of changes in net assets and financial highlights for the periods ended subsequent to September 30, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through September 30, 1998, were audited by other auditors whose report dated November 13, 1998, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. As to certain securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the 2000 and 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above of First American Investment Funds, Inc. at September 30, 2000, the results of their operations, changes in their net assets and their financial highlights in conformity with accounting principles generally accepted in the United States.

                                                  /s/ Ernst & Young LLP

     Minneapolis, Minnesota
     November 3, 2000


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      25)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

ARIZONA TAX FREE FUND

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 100.0%
REVENUE BONDS -- 76.4%
BUILDING -- 12.6%
Gilbert Industrial Development Authority, Southwest
     Student Services, Callable 02/01/09 @ 102
     5.850%, 02/01/19                                   $1,300          $ 1,209
Greater Arizona Infrastructure Development Authority,
     Series A, Callable 08/01/08 @ 102 (MBIA)
     5.625%, 08/01/20                                      200              201
Puerto Rico Public Buildings Authority, Series L,
     Callable 07/01/03 @ 101.5 (COMGTY)
     5.750%, 07/01/16                                      150              153
                                                                  --------------
                                                                           1,563
                                                                  --------------
EDUCATION -- 2.6%
Arizona State Student Loan Acquisition Authority,
     Series A, Callable 11/01/09 @ 102 (AMT)
     5.900%, 05/01/24                                      100              102
Puerto Rico, Ana G. Mendez University Project,
     Callable 02/01/09 @ 101
     5.375%, 02/01/19                                       75               69
University of Arizona Board of Regents, Series A,
     Callable 06/01/09 @ 100 (FGIC)
     5.800%, 06/01/24                                      150              152
                                                                  --------------
                                                                             323
                                                                  --------------
HEALTHCARE -- 9.3%
Arizona Health Facilities Authority, Phoenix
     Childrens Hospital, Series A
     5.375%, 11/15/09                                      300              298
Johnson City, Tennessee Health & Elderly Facilities
     Authority, Callable 07/01/12 @ 103
     7.500%, 07/01/25                                      100               96
Mesa Industrial Development Authority, Discovery
     Health System, Series A,
     Callable 01/01/10 @ 101 (MBIA)
     5.750%, 01/01/25                                      500              502
Yuma Industrial Development Authority, Yuma
     Regional Medical Center,
     Callable 08/01/07 @ 102 (MBIA)
     5.500%, 08/01/17                                      250              250
                                                                  --------------
                                                                           1,146
                                                                  --------------
HOUSING -- 21.3%
Douglas Community Housing Corporation, Rancho
     La Perilla, Callable 01/20/10 @ 102 (GNMA)
     5.900%, 07/20/20                                      500              504
     6.000%, 07/20/25                                      475              478
Maricopa County Industrial Development Authority,
     Avalon Apartments, Series A,
     Callable 04/01/10 @ 102 (AG)
     6.100%, 04/01/13                                      105              107
     6.350%, 04/01/30                                      200              203
Maricopa County Industrial Development Authority,
     Bay Club At Mesa Cove, Series A,
     Callable 09/01/10 @ 103 (MBIA)
     5.700%, 09/01/20                                      400              397

ARIZONA TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Maricopa County Industrial Development Authority,
     Single Family Mortgages, Series B-2,
     Callable 01/01/10 @ 101.5 (AMT) (GNMA)
     5.750%, 01/01/13                                    $ 265            $ 270
Maricopa County Industrial Development Authority,
     Sun King Apartments, Series A,
     Callable 05/01/10 @ 102
     6.750%, 11/01/18                                      260              269
     6.750%, 05/01/31                                      200              205
Phoenix Industrial Development Authority,
     The Phoenix Authority, Series 1A,
     Callable 06/01/10 @ 102 (GNMA) (FNMA) (FHLMC)
     5.875%, 06/01/16                                      200              205
                                                                  --------------
                                                                           2,638
                                                                  --------------

TAX REVENUE -- 7.4%
Phoenix Civic Improvements, Callable 07/01/09 @ 101
     5.750%, 07/01/16                                      300              309
Surprise Municipal Property Corporation,
     Callable 07/01/09 @ 101 (FGIC)
     5.700%, 07/01/20                                      300              304
Tempe, Excise Tax, Series A, Callable 07/01/09 @ 100
     5.625%, 07/01/20                                      300              302
                                                                  --------------
                                                                             915
                                                                  --------------
TRANSPORTATION -- 8.7%
Arizona State Transportation Board, Highway Revenue,
     Callable 07/01/09 @ 100
     5.750%, 07/01/18                                      200              205
Arizona State Transportation Board, Highway Revenue,
     Series A
     5.000%, 07/01/09                                      400              406
Mesa Street & Highway Improvements,
     Callable 07/01/09 @ 100 (FSA)
     5.500%, 07/01/16                                      100              101
Puerto Rico Commonwealth, Highway &
     Transportation Authority,
     Callable 07/01/03 @ 101.5
     5.500%, 07/01/19                                       75               75
Tucson Street & Highway Improvements,
     Series 1994-E, Callable 07/01/10 @ 100 (FGIC)
     5.000%, 07/01/18                                      300              286
                                                                  --------------
                                                                           1,073
                                                                  --------------

UTILITIES -- 14.5%
Chandler Water & Sewer Improvements,
     Callable 07/01/10 @ 101 (FSA)
     5.800%, 07/01/17                                      250              259
Oro Valley Municipal Water Systems,
     Callable 07/01/08 @ 101 (MBIA)
     5.550%, 07/01/17                                      100              101
Peoria Water & Sewer Revenue,
     Callable 07/01/09 @ 100 (FGIC)
     5.000%, 07/01/13                                      400              394
Phoenix Civic Improvements Water System,
     Callable 07/01/04 @ 102
     5.500%, 07/01/24                                      100               98

The accompanying notes are an integral part of the financial statements.


(26      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Puerto Rico Electric Power Authority, Series X,
     Callable 07/01/05 @ 100
     5.500%, 07/01/25                                    $ 100             $ 97
Salt River Project, Agricultural Improvement & Power
     District, Series A, Callable 01/01/03 @ 100
     5.500%, 01/01/19                                      135              134
Salt River Project, Agricultural Improvement & Power
     District, Series B, Callable 01/01/03 @ 102
     5.250%, 01/01/19                                      110              106
Salt River Project, Agricultural Improvement & Power
     District, Series C, Callable 01/01/02 @ 100
     5.500%, 01/01/28                                      165              160
Tucson Water, Series 1994-A (MBIA)
     6.250%, 07/01/16                                      170              187
Tucson Water, Series D, Callable 07/01/09 @ 100 (FGIC)
     5.400%, 07/01/17                                      250              251
                                                                  --------------

                                                                           1,787
                                                                  --------------

TOTAL REVENUE BONDS                                                       9,445
                                                                  --------------
GENERAL OBLIGATIONS -- 18.3%
Chandler Public & Recreational Improvements,
     Callable 07/01/10 @ 101
     5.800%, 07/01/18                                      250              259
Maricopa County School District #11, Peoria Unit,
     Callable 07/01/09 @ 101 (FGIC)
     5.500%, 07/01/14                                      100              102
Maricopa County School District #11, Peoria Unit,
     Callable 04/01/09 @ 101 (FGIC)
     5.500%, 07/01/15                                      120              122
Peoria, Callable 04/01/09 @ 100 (FGIC)
     5.400%, 04/01/15                                      100              101
     5.000%, 04/01/18                                       75               71
     5.000%, 04/01/19                                      125              117
Phoenix, Callable 07/01/10 @ 100
     5.250%, 07/01/19                                      350              341
Phoenix, Callable 07/01/07 @ 102
     5.250%, 07/01/20                                      250              243
Pima County Unified School District #6, Marana,
     Series A, Callable 07/01/10 @ 101 (FGIC)
     5.250%, 07/01/15                                      250              247
Pima County Unified School District #12, Sunnyside,
     Callable 07/01/09 @ 100 (FGIC)
     5.300%, 07/01/13                                      150              151
Scottsdale, Callable 07/01/09 @ 100
     5.500%, 07/01/22                                      250              249
Tucson
     5.500%, 07/01/18                                      250              253
                                                                  --------------

                                                                           2,256
                                                                  --------------
CERTIFICATES OF PARTICIPATION -- 5.3%
Navajo County Municipal Property Corporation,
     Jail Facility (ACA)
     5.625%, 07/01/09                                      310              313
Tucson, Callable 07/01/08 @ 100 (MBIA)
     5.500%, 07/01/15                                      200              202
University of Arizona Parking & Student Housing
     Authority, Callable 06/01/09 @ 100 (AMBAC)
     5.750%, 06/01/19                                      140              143
                                                                  --------------

                                                                             658
                                                                  --------------

TOTAL MUNICIPAL BONDS
     (Cost $12,084)                                                      12,359
                                                                  --------------

ARIZONA TAX FREE FUND (CONCLUDED)

DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 0.4%
First American Tax Free Obligations Fund (A)            55,157             $ 55
                                                                  --------------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $55)                                                              55
                                                                  --------------

TOTAL INVESTMENTS -- 100.4%
     (Cost $12,139)                                                      12,414
                                                                  --------------
OTHER ASSETS AND LIABILITIES, NET -- (0.4%)                                 (54)
                                                                  --------------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--2 billion
     authorized) based on 924,823 outstanding shares                      9,450
Portfolio Capital--Class C ($.0001 par value--2 billion
     authorized) based on 2,085 outstanding shares                           21
Portfolio Capital--Class Y ($.0001 par value--2 billion
     authorized) based on 255,469 outstanding shares                      2,617
Accumulated net realized loss on investments                                 (3)
Net unrealized appreciation of investments                                  275
                                                                  --------------
TOTAL NET ASSETS -- 100.0%                                             $ 12,360
                                                                  --------------
Net asset value and redemption price per
     share -- Class A                                                  $  10.45
Maximum sales charge of 2.50%  (B)                                         0.27
                                                                  --------------
Offering price per share -- Class A                                    $  10.72
                                                                  --------------
Net asset value and redemption price per
     share -- Class C (C)                                              $  10.44
Maximum sales charge of 1.00%  (D)                                         0.11
                                                                  --------------
Offering price per share -- Class C                                    $  10.55
                                                                  --------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                         $ 10.45
                                                                  --------------

(A) The money market fund is advised by U.S. Bank National Association who also serves as Advisor for this Fund. See also the notes to the financial statements.

(B) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.50%.

(C) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(D) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

ACA--American Capital Access
AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax. As of September 30, 2000, the aggregate market value of securities subject to the AMT was $372,000, which represents 3.0% of net assets.
AG--Asset Guaranty
COMGTY--Commonwealth Guaranty
FGIC--Financial Guaranty Insurance Corporation
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Insurance Association


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      27)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

CALIFORNIA INTERMEDIATE TAX FREE FUND

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.6%
REVENUE BONDS -- 56.3%
AUTHORITY -- 2.1%
San Francisco Bay Area Transportation
     Financing Authority (ACA)
     5.500%, 08/01/05                                    $ 690            $ 712
San Jose Financing Authority, Convention Center
     Project, Series C (MLO)
     5.750%, 09/01/01                                      250              254
                                                                  --------------
                                                                            966
                                                                  --------------
BUILDING -- 2.0%
California State Public Works, Department of
     Corrections, Series A (AMBAC) (MLO)
     6.000%, 01/01/06                                      545              587
Inglewood Public Finance Authority (AMBAC)
     5.900%, 05/01/01                                      100              101
Sacramento City Financing Authority,
     Callable 06/01/10 @ 101
     5.400%, 06/01/18                                      205              206
                                                                  --------------
                                                                            894
                                                                  --------------
EDUCATION -- 6.7%
Abag Financial Authority, Schools of the
     Sacred Heart, Series A
     5.800%, 06/01/08                                      200              207
California State Higher Educational Facilities
     Authority, Fresno Pacific University
     5.300%, 03/01/04                                      255              260
     5.650%, 03/01/07                                      380              394
     5.750%, 03/01/08                                      400              418
California State Higher Educational Facilities
     Authority, Occidental College Project,
     Callable 10/01/07 @ 102 (MBIA)
     5.300%, 10/01/10                                      500              528
California State Higher Educational Facilities
     Authority, University of La Verne & Western
     University of Health Sciences, Series B
     6.000%, 06/01/10                                      495              516
California State Higher Educational Facilities
     Authority, University of Redlands, Series A
     5.550%, 06/01/09                                      225              237
California State Higher Educational Facilities
     Authority, University of Redlands, Series A,
     Callable 06//01/10 @ 101
     5.700%, 06/01/11                                      250              265
California State Public Works Board, Various
     University Projects
     5.900%, 10/01/01                                      100              102
     5.000%, 06/01/03                                      150              153
                                                                  --------------
                                                                          3,080
                                                                  --------------
HEALTHCARE -- 4.8%
California State Health Facilities Authority,
     Callable 08/01/08 @100
     5.375%, 08/01/09                                      250              263

CALIFORNIA INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
California State Public Works Board,
     Department of Health Services,
     Callable 11/01/09 @ 101 (MLO) (MBIA)
     5.200%, 11/01/12                                    $ 500            $ 520
California Statewide Communities Development
     Authority, Los Angeles Orthopedic Hospital,
     Callable 06/01/07 @ 101 (AMBAC)
     5.000%, 06/01/12                                      150              151
John C. Fremont Hospital District, Health Facility (CMI)
     6.000%, 06/01/04                                      245              254
Marysville Hospital, Series A,
     Callable 01/01/09 @ 102 (AMBAC)
     5.000%, 01/01/10                                      500              514
Palomar Pomerado, Health Systems (MBIA)
     4.600%, 11/01/08                                      500              505
                                                                  --------------
                                                                          2,207
                                                                  --------------
HOUSING -- 8.8%
Abag Financial Authority, Archstone Redwood
     Housing Project, Series A
     5.300%, 10/01/08                                      790              793
California Rural Home Mortgage Finance Authority,
     Single Family Mortgage,
     Series D (AMT) (GNMA) (FNMA)
     5.250%, 06/01/10                                      300              303
California State Housing Finance Agency,
     Series E (MBIA)
     5.850%, 08/01/04                                      150              153
California State Housing Finance Agency, Series G,
     Callable 08/01/04 @ 102
     6.550%, 02/01/05                                      150              154
California Statewide Community Development
     Authority, Archstone Communities Trust,
     Mandatory Put 06/01/08 @ 100
     5.300%, 06/01/29                                      500              504
California Statewide Community Development
     Authority, Archstone Seascape,
     Mandatory Put 06/01/08 @ 100
     5.250%, 06/01/29                                      500              495
California Statewide Community Development
     Authority, Evans Withycombe, Mandatory
     Put 06/15/09 @ 100
     5.200%, 12/01/29                                      500              499
Redondo Beach Redevelopment Agency, Residential
     Mortgages, Series A (FNMA)
     5.150%, 06/01/03                                       35               35
Sacramento County Multifamily Housing,
     Fairways I Apartments, Mandatory
     Put 02/01/03 @ 100 (FNMA)
     5.875%, 02/01/08                                       85               85
Sacramento County Multifamily Housing,
     Parcwood Apartments, Mandatory
     Put 09/01/02 @ 100 (CGLI)
     4.800%, 03/01/06                                    1,000              998
                                                                  --------------
                                                                          4,019
                                                                  --------------

The accompanying notes are an integral part of the financial statements.


(28      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 1.5%
Puerto Rico Industrial, Tourist, Educational Medical
     & Environmental Control Facilities,
     Ascension Health
     5.500%, 11/15/09                                    $ 650            $ 680
                                                                  --------------
PARK DISTRICT -- 2.8%
Los Angeles County Public Works Financing
     Authority, Regional Park & Open Space District,
     Series A, Escrowed to Maturity
     5.500%, 10/01/02                                      500              513
     5.625%, 10/01/03                                      500              521
Los Angeles County Public Works Financing Authority,
     Regional Park & Open Space District, Series A,
     Callable 10/01/07 @ 101
     5.000%, 10/01/19                                      265              254
                                                                  --------------
                                                                          1,288
                                                                  --------------
SANITATION DISTRICT -- 1.2%
Los Angeles Municipal Improvement Corporation
     Sanitation Equipment (FSA) (MLO)
     6.000%, 02/01/07                                      500              545
                                                                  --------------
SCHOOL DISTRICT -- 3.2%
Golden West Schools Financing Authority,
     Series A (MBIA)
     5.700%, 02/01/13                                      720              780
     5.750%, 02/01/14                                      620              672
                                                                  --------------
                                                                          1,452
                                                                  --------------
TAX REVENUE -- 5.8%
Los Angeles County Public Works Financing Authority,
     Capital Construction, Callable 03/01/03 @ 102
     4.800%, 03/01/04                                      400              406
Los Angeles County Transportation Commission,
     Series B (FGIC)
     5.875%, 07/01/02                                      250              257
     6.000%, 07/01/04                                      250              265
Orange County Transportation Authority,
     Callable 02/15/02 @ 102
     5.700%, 02/15/03                                      900              930
Santa Ana Community Redevelopment Agency,
     Tax Allocation, Series A,
     Pre-refunded 12/15/00 @ 102
     6.500%, 12/15/14 (A)                                  560              574
William S. Hart Joint School Financing Authority,
     Special Tax, Callable 09/01/05 @ 102 (FSA)
     6.100%, 09/01/06                                      200              218
                                                                  --------------
                                                                          2,650
                                                                  --------------
TRANSPORTATION -- 4.6%
San Francisco Airport Commission,
     Second Series (AMT) (FGIC)
     5.400%, 05/01/06                                      500              517
San Francisco City & County International Airports
     Commission (FSA) (AMT)
     5.250%, 01/01/07                                      450              463
     5.500%, 05/01/08                                      500              527
San Joaquin Hills Transportation Corridor Agency,
     Zero Coupon Bond (MBIA)
     4.700%, 01/15/05 (B)                                  705              580
                                                                  --------------
                                                                          2,087
                                                                  --------------

CALIFORNIA INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
UTILITIES -- 12.8%
Anaheim Electric, Escrowed to Maturity
     4.800%, 10/01/02                                   $   25            $  25
Burbank Public Service Department (AMBAC)
     6.100%, 06/01/01                                      200              203
California Resource Efficiency Financing Authority,
     First Resource Efficiency Project (AMBAC)
     5.200%, 07/01/02                                      500              509
California State Department of Water, Central Valley
     Project, Pre-refunded 06/01/06 @ 101
     5.300%, 12/01/07 (A)                                  750              794
California State Department of Water, Central Valley
     Project, Callable 12/01/05 @ 101
     5.000%, 12/01/12                                      500              506
Chino Basin Financing Authority, Inland Empire Utility
     Agency Sewer Project (MBIA)
     5.750%, 02/01/04                                      500              521
Contra Costa Water District, Series G (MBIA)
     5.400%, 10/01/03                                      500              517
Escondido Civic Center Project, Escrowed to
     Maturity (AMBAC) (MLO)
     5.800%, 09/01/04                                      100              106
Inland Empire Utility Agency, Sewer Project,
     Callable 11/01/09 @ 101 (MBIA)
     5.200%, 11/01/11                                      405              423
Los Angeles Department of Water & Power,
     Callable 04/15/02 @ 102
     6.100%, 04/15/03                                      250              261
Metropolitan Water District Southern California,
     Series B, Callable 07/01/06 @ 102 (MBIA)
     4.875%, 07/01/10                                      500              510
     5.000%, 07/01/14                                      500              501
Northern California Transmission Agency,
     Cal-Ore Project (MBIA)
     6.000%, 05/01/02                                      100              103
Redding Joint Powers Finance Authority,
     Waste Water Project,
     Callable 12/01/02 @ 102 (FGIC)
     5.600%, 12/01/03                                      100              104
Richmond Waste Water Systems,
     Callable 8/01/09 @ 102 (FGIC)
     5.200%, 08/01/11                                      500              524
South County Regional Waste Water Authority (AMBAC)
     5.600%, 08/01/02                                      100              103
Turlock Irrigation District, Series A,
     Callable 07/01/02 @ 102 (MBIA)
     6.000%, 01/01/04                                      100              105
                                                                  --------------
                                                                          5,815
                                                                  --------------

TOTAL REVENUE BONDS                                                      25,683
                                                                  --------------
GENERAL OBLIGATIONS -- 25.6%
Alisal Unified School District, Series C,
     Zero Coupon Bond (FGIC)
     5.050%, 08/01/08 (B)                                  860              598
California State (AMBAC)
     6.300%, 11/01/02                                      300              313
Fontana School District (MBIA)
     5.550%, 07/01/04                                      500              523
Foothill-De Anza Community College
     District Callable 08/01/10 @ 101
     6.000%, 08/01/11                                      300              335


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      29)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Fresno Unified School District (MBIA)
     6.050%, 08/01/11                                    $ 500            $ 561
Golden West Schools Financing Authority,
     Zero Coupon Bond (MBIA)
     5.000%, 02/01/12 (B)                                  535              303
Industry, Callable 07/01/02 @ 100.25 (FGIC)
     5.800%, 07/01/04                                      100              103
Jefferson High School District, San Mateo
     County (MBIA)
     6.250%, 02/01/14                                      300              341
La Canada Unified School District (FGIC)
     5.100%, 08/01/03                                      400              410
Long Beach Community Facilities District #5,
     Towne Center Special Tax,
     Callable 10/01/06 @ 102
     6.100%, 10/01/12                                      165              169
Los Angeles, Series A,
     Callable 09/01/04 @ 102 (MBIA)
     5.800%, 09/01/07                                      250              269
Martinez County School District,
     Callable 08/01/01 @ 101
     5.750%, 08/01/05                                      150              153
Mt. Diablo Unified School District,
     Community Facilities Project,
     Callable 08/01/02 @ 102 (AMBAC)
     5.800%, 08/01/03                                      100              104
Newhall School District, Series A,
     Callable 05/01/10 @ 101 (FSA)
     5.500%, 05/01/11                                      540              579
Oxnard School District (MBIA)
     5.000%, 08/01/05                                      600              619
Pomona School District, Series A (MBIA)
     5.450%, 02/01/06                                      250              263
     5.500%, 08/01/06                                      250              265
Pomona School District, Series A,
     Callable 08/01/01 @ 103 (MBIA)
     6.150%, 08/01/15                                      500              557
Puerto Rico Commonwealth (MBIA)
     6.250%, 07/01/08                                      500              558
Puerto Rico Commonwealth, Series B (FSA)
     6.500%, 07/01/15                                    1,000            1,147
Rio Linda School District,
     Callable 08/01/08 @ 100 (FSA)
     5.000%, 08/01/09                                      500              518
Roseville High School District,
     Callable 02/01/01 @ 102
     5.750%, 08/01/02                                      100              102
Rowland Unified School District, Series A,
     Callable 09/01/10 @ 101 (FSA)
     5.250%, 09/01/25                                      250              243
San Francisco Fire Department Facility
     Project, Series C (FGIC)
     7.000%, 06/15/03                                      300              321
San Francisco Library Facilities Project, Series D,
     Callable 11/06/00 @ 102
     5.700%, 06/15/01                                      250              253
South Pasadena Unified School District,
     Zero Coupon Bond (FGIC)
     4.900%, 11/01/12 (B)                                  740              404

CALIFORNIA INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Sulphur Springs Unified School District, Series B
     5.400%, 03/01/02                                    $ 500            $ 508
Walnut Valley School District, Series A (MBIA)
     6.800%, 02/01/07                                      250              283
     6.850%, 08/01/07                                      250              286
Walnut Valley School District, Series A,
     Callable 8/01/10 @ 102 (FSA)
     5.000%, 08/01/12                                      255              261
West Covina Redevelopment Agency, Community
     Facilities District, Special Tax Revenue
     5.125%, 09/01/05                                      300              307
                                                                  --------------

                                                                         11,656
                                                                  --------------
CERTIFICATES OF PARTICIPATION -- 16.7%
Abag Financial Authority, O'Connor Woods (ACA)
     5.250%, 11/01/05                                      500              511
Abag Financial Authority, Odd Fellows Home
     of California (CHFLI)
     4.950%, 08/15/07                                      500              508
Bakersfield Convention Center Project (MBIA) (MLO)
     5.500%, 04/01/10                                      250              265
California Statewide Community Development
     Authority, Community Hospital of Monterey
     Peninsula, Callable 08/18/08 @ 101 (MBIA)
     5.250%, 08/15/09                                      500              526
California Statewide Community Development
     Authority, Health Facilities, Series A,
     Callable 08/01/03 @ 102 (CMI)
     5.200%, 08/01/04                                      200              205
Grossmont Unified High School District,
     Callable 09/01/08 @102 (MLO) (FSA)
     5.400%, 09/01/13                                      300              313
Kern County Board of Education,
     Callable 05/01/08 @ 102 (MBIA) (MLO)
     5.200%, 05/01/12                                      905              936
Los Angeles Community College,
     Energy Retrofit Project (AMBAC)
     5.000%, 08/15/09                                      300              312
Los Angeles County Schools Regionalized Business
     Services Financing Project, Series A
     5.000%, 09/01/08                                      200              204
Los Angeles, Sonnenblick Del Rio,
     West Los Angeles (AMBAC)
     5.375%, 11/01/10                                      500              529
Oceanside Water System (AMBAC)
     5.100%, 08/01/02                                      500              508
Orange County Juvenile Justice Center Facility
     (AMBAC) (MLO)
     5.750%, 06/01/01                                      100              101
Paradise Unified School District, Measure M Project,
     Series A, Callable 09/01/05 @ 102 (AMBAC) (MLO)
     5.250%, 09/01/07                                      300              316
Rancho Mirage Joint Powers Finance Authority,
     Eisenhower Medical Center, Series A,
     Callable 07/01/07 @ 102 (MBIA)
     5.125%, 07/01/08                                      500              521
Riverside County Public Financing Authority,
     Air Force Village West
     5.125%, 05/15/05                                      525              526

The accompanying notes are an integral part of the financial statements.


(30      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

CALIFORNIA INTERMEDIATE TAX FREE FUND (CONCLUDED)

DESCRIPTION                                    PAR (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------------
San Diego County Water Authority,
     Callable 05/01/08 @ 101
     5.000%, 05/01/13                                    $ 505            $ 510
San Mateo County Board of Education,
     Callable 05/01/08 @ 101 (MLO)
     4.600%, 05/01/12                                      505              486
Tulare County Financing Project,
     Series A (MBIA) (MLO)
     5.600%, 11/15/02                                      100              103
West Covina Civic Center Project (FSA) (MLO)
     5.250%, 09/01/07                                      250              263
                                                                  --------------

                                                                          7,643
                                                                  --------------

TOTAL MUNICIPAL BONDS
     (Cost $43,717)                                                      44,982
                                                                  --------------

MONEY MARKET FUND -- 0.1%
Federated California Municipal Cash Trust               47,596               48
                                                                  --------------

TOTAL MONEY MARKET FUND
     (Cost $48)                                                              48
                                                                  --------------

TOTAL INVESTMENTS -- 98.7%
     (Cost $43,765)                                                      45,030
                                                                  --------------
OTHER ASSETS AND LIABILITIES -- 1.3%                                        576
                                                                  --------------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on
     233,869 outstanding shares                                           2,311
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on
     4,309,887 outstanding shares                                        42,196
Undistributed net investment income                                          19
Accumulated net realized loss on investments                               (185)
Net unrealized appreciation of investments                                1,265
                                                                  --------------
NET ASSETS -- 100.0%                                                   $ 45,606
                                                                  --------------
Net asset value and redemption price per share -- Class A              $  10.02
Maximum sales charge of 2.50%  (C)                                         0.26
                                                                  --------------
Offering price per share -- Class A                                    $  10.28
                                                                  --------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                        $  10.04
                                                                  --------------

(A) Pre-refunded issues are typically backed by U.S. Government obligations or municipal bonds. These bonds mature at the call date and price indicated.

(B) The rate shown is the effective yield at the time of purchase.

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.50%.

ACA--American Capital Access
AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax. As of September 30, 2000 the aggregate market value of securities subject to the AMT was $1,810,000 which represents 4.0% of net assets.
CGLI--Connecticut General Life Insurance
CHFLI--California Health Facility Construction Loan Insurance
CMI--California Mortgage Insurance Program
FGIC--Financial Guaranty Insurance Corporation
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Insurance Association
MLO--Municipal Lease Obligation

CALIFORNIA TAX FREE FUND

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 95.6%
REVENUE BONDS -- 53.1%
AUTHORITY -- 1.4%
South Bayside Waste Management Authority,
     Callable 03/01/09 @ 102 (AMBAC)
     5.750%, 03/01/20                                    $ 150            $ 155
                                                                  --------------
BUILDING -- 3.3%
California State Public Works,
     Department of Corrections
     5.250%, 11/01/07                                      100              105
Sacramento City Financing Authority,
     Callable 06/01/10 @ 101
     5.400%, 06/01/18                                      250              252
                                                                  --------------

                                                                            357
                                                                  --------------
EDUCATION -- 18.1%
Abag Financial Authority, Schools of the
     Sacred Heart, Series A
     5.900%, 06/01/10                                      200              209
California State Higher Educational Facilities
     Authority, Fresno Pacific University, Series A
     5.550%, 03/01/06                                      250              259
California State Higher Educational Facilities
     Authority, Fresno Pacific University, Series A,
     Callable 03/01/10 @ 101
     6.750%, 03/01/19                                      380              403
California State Higher Educational Facilities
     Authority, University of La Verne & Western
     University of Health Sciences, Series B,
     Callable 06/01/10 @ 101
     6.625%, 06/01/20                                      215              226
California State Higher Educational Facilities
     Authority, University of Redlands, Series A,
     Callable 06/01/10 @ 101
     5.950%, 06/01/15                                      310              328
     6.150%, 06/01/20                                      500              529
                                                                  --------------

                                                                          1,954
                                                                  --------------
HEALTHCARE -- 7.1%
California Statewide Communities Development
     Authority, Los Angeles Orthopedic Hospital,
     Callable 06/01/07 @ 101 (AMBAC)
     5.000%, 06/01/12                                      350              353
Puerto Rico Medical & Environmental Central
     Facilities, Ascension Health, Series A
     5.500%, 11/15/08                                      400              419
                                                                  --------------

                                                                            772
                                                                  --------------
HOUSING -- 2.4%
California State Housing Finance Agency, Single
     Family Mortgage, Series B (AMT) (FNMA) (GNMA)
     5.650%, 06/01/10                                      255              260
                                                                  --------------


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      31)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
SCHOOL DISTRICT -- 1.5%
Golden West Schools Financing Authority, Series A (MBIA)
     5.750%, 02/01/14                                    $ 150            $ 163
                                                                  --------------
TAX REVENUE -- 9.3%
Grass Valley Community Redevelopment Agency,
     Tax Allocation, Callable 12/01/08 @ 102
     6.400%, 12/01/34                                      400              408
Los Angeles County Metropolitan Transportation
     Authority, Sales Tax, Series B,
     Callable 07/01/03 @ 102 (AMBAC)
     5.250%, 07/01/23                                      200              194
Los Angeles Landscaping & Lighting District #96-1,
     Callable 03/01/10 @ 101
     5.625%, 03/01/19                                      200              206
San Francisco Bay Area Transportation Authority,
     Callable 07/01/09 @ 101 (FGIC)
     5.500%, 07/01/26                                      200              200
                                                                  --------------

                                                                          1,008
                                                                  --------------
TRANSPORTATION -- 8.5%
Long Beach Harbor, Callable 05/15/05 @ 102
     (AMT) (MBIA)
     5.375%, 05/15/20                                      250              247
Los Angeles Harbor, Series B,
     Callable 11/01/06 @ 101 (AMT)
     5.250%, 11/01/08                                      300              312
Puerto Rico Commonwealth Highway &
     Transportation Authority, Series X (MBIA)
     5.500%, 07/01/15                                      100              104
San Francisco Airport Commission, SFO Fuel
     Company, Callable 01/01/08 @ 102 (FSA)
     5.625%, 01/01/12                                      250              260
                                                                  --------------

                                                                            923
                                                                  --------------
UTILITIES -- 1.5%
Los Angeles Water & Power Development Authority,
     Callable 02/15/05 @ 101
     6.100%, 02/15/17                                      150              158
                                                                  --------------

TOTAL REVENUE BONDS                                                       5,750
                                                                  --------------

CERTIFICATES OF PARTICIPATION - 22.4%
Abag Financial Authority, Lincoln Glen Manor Senior
     Citizens, Callable 02/15/08 @ 101 (CMI)
     6.100%, 02/15/25                                      250              262
Bakersfield Convention Center Project,
     Callable 04/01/07 @ 101 (MBIA)
     5.875%, 04/01/22                                      250              258
Escondido, Series A, Callable 09/01/10 @ 101 (FGIC)
     5.625%, 09/01/20                                      300              307
Lathrop, Series A, Callable 06/01/10 @ 101 (MBIA)
     5.875%, 06/01/30                                      350               363

CALIFORNIA TAX FREE FUND (CONTINUED)

DESCRIPTION                                    PAR (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------------
Los Angeles, Sonnenblick del Rio Senior Lien,
     Callable 11/01/10 @ 101 (AMBAC)
     6.000%, 11/01/19                                    $ 330            $ 353
Orange County, Series A,
     Callable 07/01/06 @ 102 (MBIA)
     5.875%, 07/01/19                                      150              156
Pacifica Public Safety Building Project,
     Callable 11/01/09 @ 102 (MBIA)
     5.350%, 11/01/13                                      150              156
     5.875%, 11/01/24                                      300              312
Ridgecrest Civic Center Project,
     Callable 03/01/09 @ 101
     6.250%, 03/01/21                                      250              255
                                                                  --------------
                                                                          2,422
                                                                  --------------
GENERAL OBLIGATIONS -- 20.1%
Acalanes Unified School District, Zero Coupon Bond,
     Callable 08/01/10 @ 70.9186 (FGIC)
     6.150%, 08/01/16 (A)                                  700              287
Glendora Unified School District, Series A,
     Callable 09/01/10 @ 101 (FSA)
     5.350%, 09/01/20                                      340              341
Hanford Unified School District, Series B,
     Zero Coupon (MBIA)
     5.850%, 08/01/15 (A)                                  260              119
Jefferson High School District, San Mateo County,
     Series A (MBIA)
     6.250%, 08/01/20                                      460              511
Long Beach Community Facilities District #5,
     Towne Center Special Tax,
     Callable 10/01/06 @ 102
     6.100%, 10/01/12                                      250              256
Rowland Unified School District, Series A,
     Callable 09/01/10 @ 101 (FSA)
     5.250%, 09/01/25                                      250              243
Sacramento Unified School District, Series A,
     Callable 07/01/09 @ 102
     5.750%, 07/01/17                                      400              421
                                                                  --------------
                                                                          2,178
                                                                  --------------
TOTAL MUNICIPAL BONDS
     (Cost $9,861)                                                       10,350
                                                                  --------------
MONEY MARKET FUNDS -- 2.9%
Federated California Municipal Cash Trust              272,459              272
Provident California Tax Free Money Market              39,554               40
                                                                  --------------
TOTAL MONEY MARKET FUNDS
     (Cost $312)                                                            312
                                                                  --------------
TOTAL INVESTMENTS -- 98.5%
     (Cost $10,173)                                                      10,662
                                                                  --------------
OTHER ASSETS AND LIABILITIES, NET -- 1.5%                                   167
                                                                  --------------

The accompanying notes are an integral part of the financial statements.


(32      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

CALIFORNIA TAX FREE FUND (CONCLUDED)

DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 565,771
     outstanding shares                                                 $ 5,790
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 3,155
     outstanding shares                                                      34
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 447,171
     outstanding shares                                                   4,514
Undistributed net investment income                                           3
Accumulated net realized loss on investments                                 (1)
Net unrealized appreciation of investments                                  489
                                                                  --------------

TOTAL NET ASSETS -- 100.0%                                             $ 10,829
                                                                  --------------
Net asset value and redemption price per share -- Class A              $  10.66
Maximum sales charge of 1.00%  (B)                                         0.27
                                                                  --------------
Offering price per share -- Class A                                    $  10.93
                                                                  --------------
Net asset value and redemption price per share -- Class C (C)          $  10.66
Maximum sales charge of 1.00% (D)                                          0.11
                                                                  --------------
Offering price per share -- Class C                                    $  10.77
                                                                  --------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                        $  10.66
                                                                  --------------

(A) The rate shown is the effective yield at the time of purchase.

(B) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.50%.

(C) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(D) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax. As of September 30, 2000, the aggregate market value of securities subject to the AMT was $819,000, which represents 7.6% of net assets.
CMI--California Mortgage Insurance Program
FGIC--Financial Guaranty Insurance Corporation
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Insurance Association

COLORADO INTERMEDIATE TAX FREE FUND

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.9%
REVENUE BONDS -- 49.9%
AUTHORITY -- 0.2%
Colorado State Water Resource & Power
     Development Authority, Small Water
     Resources, Series A (FGIC)
     5.700%, 11/01/15                                    $ 100            $ 103
                                                                  --------------

BUILDING -- 2.5%
Jefferson County, Metropolitan Y.M.C.A. Project,
Callable 08/01/04 @ 100
7.500%, 08/01/08                                         1,000            1,022
Jefferson County, Rocky Mountain Butterfly
Project
4.150%, 06/01/10 (A) (B)                                   415              415
                                                                  --------------
                                                                          1,437
                                                                  --------------
EDUCATION -- 4.8%
Aurora Community College Project (MLO) (CLE)
     5.750%, 10/15/04                                      500              515
Colorado Educational & Cultural Facilities Authority,
     Charter School, Callable 11/01/09 @ 100
     6.850%, 11/01/16                                      440              446
Colorado Springs, The Colorado College Project
     4.750%, 06/01/07                                      500              501
Colorado State Board of Agriculture, Fort Lewis
     College Project (FGIC)
     6.000%, 10/01/02                                      250              257
University of Northern Colorado, Auxiliary Facility
     System, Callable 06/01/07 @ 100 (MBIA)
     5.600%, 06/01/24                                    1,000              993
                                                                  --------------
                                                                          2,712
                                                                  --------------
HEALTHCARE -- 10.5%
Colorado State Health Facilities Authority,
     Boulder Hospital (MBIA)
     4.875%, 10/01/08                                      500              497
     5.000%, 10/01/09                                      500              499
Colorado State Health Facilities Authority,
     National Jewish Medical & Research Center,
     Callable 01/01/08 @ 101
     5.375%, 01/01/16                                    1,000              864
Colorado State Health Facilities Authority,
     North Colorado Medical Center (FSA)
     5.000%, 05/15/09                                    1,000            1,010
Colorado State Health Facilities Authority,
     Poudre Valley, Series A,
     Callable 12/01/09 @ 100 (FSA)
     5.750%, 12/01/10                                    1,000            1,066
Colorado State Health Facilities Authority,
     Steamboat Springs Health Project
     4.500%, 09/15/03                                      400              387
     4.600%, 09/15/04                                      405              386
La Junta Hospital, Arkansas Valley Medical
     Center Project
     5.200%, 04/01/06                                      300              286
     5.300%, 04/01/07                                      320              303
     5.400%, 04/01/08                                      335              316
     5.500%, 04/01/09                                      355              332
                                                                  --------------
                                                                          5,946
                                                                  --------------


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      33)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
HOUSING -- 1.3%
Colorado State Housing Finance Authority,
     Multifamily Housing, Series A (FHA)
     5.125%, 10/01/03                                 $    355          $   357
Colorado State Housing Finance Authority,
     Single Family Mortgages, Series B-1 (AMT)
     5.875%, 06/01/11                                      365              367
                                                                  --------------
                                                                            724
                                                                  --------------
INDUSTRIAL DEVELOPMENT -- 0.5%
     Jefferson County Industrial Development
     Authority,
     May Department Stores
     6.625%, 09/01/01                                      250              254
                                                                  --------------
POLLUTION CONTROL -- 2.7%
     Moffat County, Pollution Control (AMBAC)
     5.500%, 11/01/05                                    1,000            1,037
Moffat County, Pollution Control (AMBAC)
     5.500%, 07/01/10 (B)                                  500              500
                                                                  --------------
                                                                          1,537
                                                                  --------------
RECREATIONAL AUTHORITY -- 1.9%
Denver, Helen G. Bonfils Foundation, Series B,
     Callable 12/01/07 @ 100
     5.125%, 12/01/17                                      900              857
Hyland Hills Metropolitan Park & Recreational
     District,
     Series A, Callable 12/15/07 @ 101
     6.100%, 12/15/09                                      210              216
                                                                  --------------
                                                                          1,073
                                                                  --------------
TAX REVENUE -- 6.7%
Boulder County Sales & Use Tax (FGIC)
     5.750%, 12/15/05                                      870              914
Boulder County Sales & Use Tax, Pre-refunded,
     Escrowed To Maturity (FGIC)
     5.750%, 12/15/05 (C)                                  130              137
Douglas County Sales & Use Tax, Open Space (FSA)
     6.000%, 10/15/09                                      300              325
Larimer County Sales & Use Tax (AMBAC)
     5.000%, 12/15/09                                      360              365
     5.000%, 12/15/10                                      460              464
Longmont Sales & Use Tax, Callable 11/15/10 @ 100
     5.500%, 11/15/15                                      500              505
Westminster Sales & Use Tax, Series A,
     Callable 12/01/07 @ 101 (FGIC)
     5.250%, 12/01/11                                      500              508
Westminster Sales & Use Tax, Series B (FGIC)
     6.250%, 12/01/05                                      500              536
                                                                  --------------
                                                                          3,754
                                                                  --------------
TRANSPORTATION -- 8.7%
Colorado Department of Transportation (AMBAC)
     6.000%, 06/15/10                                    1,000            1,084
Denver City & County Airport, Series A (AMBAC) (AMT)
     5.000%, 11/15/10                                    2,000            1,984
Denver City & County Airport, Series B (AMT) (MBIA)
     5.500%, 11/15/25 (B)                                  500              500

COLORADO INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
The E-470 Public Highway Authority,
     Series B, Zero Coupon Bond (MBIA)
     6.400%, 09/01/19 (D)                             $    960          $   322
     6.140%, 09/01/22 (D)                                3,620            1,001
                                                                  --------------
                                                                          4,891
                                                                  --------------
UTILITIES -- 10.1%
Arapahoe County Water & Wastewater Authority
     5.550%, 12/01/06                                      140              141
     5.650%, 12/01/07                                      150              152
     5.750%, 12/01/08                                      160              162
Arapahoe County Water & Wastewater Authority,
     Callable 12/01/09 @ 100
     6.000%, 12/01/11                                      185              188
Boulder Water & Sewer
     5.750%, 12/01/10                                    1,545            1,647
Broomfield Water Activity Enterprise,
     Callable 12/01/10 @ 101 (MBIA)
     5.500%, 12/01/17                                      500              501
Colorado State Water Resource & Power
     Development Authority,
     Callable 09/01/02 @ 101 (FSA)
     5.900%, 09/01/03                                      250              259
Platte River Power Authority, Series DD,
     Callable 06/01/07 @ 102 (MBIA)
     5.375%, 06/01/17                                      875              864
Ute Water Conservancy District (MBIA)
     6.000%, 06/15/09                                      680              738
Westminster Water & Wastewater Utility Enterprise,
     Callable 10/01/04 @ 100 (AMBAC)
     5.800%, 12/01/05                                    1,000            1,042
                                                                  --------------
                                                                          5,694
                                                                  --------------
TOTAL REVENUE BONDS                                                      28,125
                                                                  --------------
GENERAL OBLIGATIONS -- 37.8%
Adams County School District #12,
     Callable 12/15/03 @ 100 (FGIC)
     6.200%, 12/15/08                                      455              475
Arapahoe County School District #5, Cherry Creek,
     Callable 12/15/09 @ 100 (STAID)
     5.500%, 12/15/11                                    1,000            1,036
Boulder Valley School District #RE-2,
     Pre-refunded 12/01/04 @ 101 (STAID)
     5.950%, 12/15/07 (C)                                1,000            1,059
Brighton, Callable 12/01/01 @ 101 (MBIA)
     6.350%, 12/01/05                                       95               98
Broomfield Water (FSA)
     4.050%, 11/01/03                                    1,000              982
Douglas & Elbert Counties, School District #1,
     Pre-refunded 12/15/04 @ 101 (MBIA) (STAID)
     6.400%, 12/15/11 (C)                                1,000            1,078
Eagle, Garfield & Routt Counties, School District
     #50-J,
     Callable 12/01/04 @ 102 (FGIC) (STAID)
     6.125%, 12/01/09                                    1,290            1,387
El Paso County School District #2, Harrison (STAID)
     7.050%, 12/01/04                                    1,000            1,090

The accompanying notes are an integral part of the financial statements.


(34      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
El Paso County School District #3, Widefield,
     Zero Coupon Bond (MBIA)
     4.700%, 12/15/09 (D)                             $    500          $   310
El Paso County School District #20, Series A (STAID)
     6.100%, 12/15/05                                      500              533
Elbert County School District #C-1, Elizabeth (STAID)
     5.150%, 12/01/08                                      500              511
Fort Collins, Callable 12/01/02 @ 101
     6.400%, 12/01/09                                      575              601
Garfield, Pitkin, & Eagle Counties,
     School District #1 (MBIA)
     6.000%, 12/15/04                                    1,000            1,053
Jefferson County School District #R-1,
     Pre-refunded 12/15/02 @ 101
     (AMBAC) (STAID)
     5.900%, 12/15/04 (C)                                1,045            1,085
Jefferson County School District #R-1 (MBIA) (STAID)
     6.250%, 12/15/09                                    1,000            1,102
La Plata County School District #9-R, Durango,
     Callable 11/01/02 @ 101 (FGIC) (STAID)
     6.200%, 11/01/05                                      165              172
La Plata County School District #9-R, Durango,
     Pre-refunded @ 101 (FGIC)
     6.200%, 11/01/02 (C)                                  835              871
Larimer County School District #R-1, Poudre (STAID)
     5.400%, 12/15/04                                      750              772
Larimer, Weld & Boulder Counties,
     School District #R-2, Thompson,
     Callable 12/15/04 @ 100 (STAID)
     5.900%, 12/15/06                                    1,000            1,044
South Suburban Park & Recreation District,
     Zero Coupon Bond (MBIA)
     6.000%, 12/15/01 (D)                                1,000              945
Stonegate Village Metropolitan District,
     Pre-refunded 12/01/02 @ 100 (FGIC)
     6.300%, 12/01/04 (C)                                  500              519
Summit County School District #R-1,
     Pre-refunded 12/01/04 @ 100
     6.450%, 12/01/08 (C)                                1,250            1,338
Thornton (FGIC)
     5.600%, 12/01/02                                    1,000            1,023
Thornton, Callable 12/01/02 @ 101 (FGIC)
     5.650%, 12/01/03                                    1,000            1,032
Westglenn Metropolitan District,
     Callable 12/01/09 @ 100
     6.000%, 12/01/14                                    1,220            1,220
                                                                  --------------
                                                                         21,336
                                                                  --------------

CERTIFICATES OF PARTICIPATION -- 10.2%
Arapahoe County Building Finance (AMBAC)
     5.000%, 02/15/09                                    1,300            1,312
Aurora, Callable 12/01/04 @ 101 (MLO)
     6.000%, 12/01/06                                    1,000            1,015
Colorado Springs Public Facilities Authority,
     Old City Hall Project (FSA)
     4.650%, 12/01/05                                      170              170
     4.700%, 12/01/06                                      135              135
     5.000%, 12/01/10                                      200              201
Denver City & County, Series B,
     Callable 12/01/10 @ 101 (AMBAC)
     5.000%, 12/01/11                                      500              499
Englewood Civic Center Project,
     Callable 12/01/08 @ 100 (MLO) MBIA)
     4.900%, 06/01/13                                      585              559

COLORADO INTERMEDIATE TAX FREE FUND (CONCLUDED)

DESCRIPTION                                    PAR (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------------
Garfield County Building (MLO) (AMBAC)
     5.750%, 12/01/09                                 $    400          $   425
Garfield County Building,
     Callable 12/01/09 @ 101 (MLO) (AMBAC)
     5.300%, 12/01/11                                      400              408
Westminster Recreation Facilities,
     Callable 09/01/09 @ 101 (MLO) (MBIA)
     5.200%, 09/01/10                                    1,000            1,018
                                                                  --------------

TOTAL CERTIFICATES OF PARTICIPATION                                       5,742
                                                                  --------------
TOTAL MUNICIPAL BONDS
     (Cost $53,924)                                                      55,203
                                                                  --------------
RELATED PARTY MONEY MARKET FUND -- 0.7%
First American Tax Free Obligations Fund (E)           380,082              380
                                                                  --------------
TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $380)                                                            380
                                                                  --------------
TOTAL INVESTMENTS -- 98.6%
     (Cost $54,304)                                                      55,583
                                                                  --------------
OTHER ASSETS AND LIABILITIES, NET -- 1.4%                                   787
                                                                  --------------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 338,890
     outstanding shares                                                   3,531
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 5,155,617
     outstanding shares                                                  52,274
Undistributed net investment income                                           4
Accumulated net realized loss on investments                               (718)
Net unrealized appreciation of investments                                1,279
                                                                  --------------
TOTAL NET ASSETS -- 100.0%                                              $56,370
                                                                  --------------
Net asset value and redemption price per share
-- Class A                                                              $ 10.28
Maximum sales charge of 2.50% (F)                                          0.26
                                                                  --------------
Offering price per share -- Class A                                     $ 10.54
                                                                  --------------
Net asset value, offering price, and redemption
price per share -- Class Y                                              $ 10.26
                                                                  --------------

(A) Security sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other qualified institutional investors. This security has been determined to be liquid under guidelines established by the Board of Directors. As of September 30, 2000, the market value of this investment was $415,000, or 0.7% of net assets.

(B) Variable Rate Security -- the rate shown is the effective rate in effect as of September 30, 2000.

(C) Pre-refunded issues are typically backed by U.S. Government obligations or municipal bonds. These bonds mature at the call date and price indicated.

(D) The rate shown is the effective yield at the time of purchase.

(E) This money market fund is advised by U.S. Bank National Association who also serves as Advisor for this fund. See also the notes to the financial statements.

(F) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.50%.

AMBAC--American Municipal Bond Assurance Corporation

AMT--Alternative Minimum Tax. As of September 30, 2000, the aggregate market value of securities subject to the AMT was $2,851,000, which represents 5.1% of net assets.

CLE--Connie Lee

FGIC--Financial Guaranty Insurance Corporation

FHA--Federal Housing Authority

FSA--Financial Security Assurance

MBIA--Municipal Bond Insurance Association

MLO--Municipal Lease Obligation

STAID--State Aid Withholding


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      35)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

COLORADO TAX FREE FUND

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 93.3%
REVENUE BONDS -- 52.2%
EDUCATION -- 6.2%
Colorado Educational & Cultural Facilities Authority,
     Ave Marie School Project,
     Callable 12/01/10 @ 100
     6.000%, 12/01/16                                 $    200          $   206
Colorado Educational & Cultural Facilities Authority,
     Charter School, Callable 11/01/09 @ 100
     6.850%, 11/01/16                                      100              101
Colorado State Board of Agriculture, Auxiliary
     Facility System, Callable 3/01/07 @ 101 (AMBAC)
     5.125%, 03/01/17                                      200              191
University of Northern Colorado, Auxiliary Facility
     System, Callable 06/01/07 @ 100 (MBIA)
     5.600%, 06/01/24                                      165              164
                                                                  --------------

                                                                            662
                                                                  --------------
HEALTHCARE -- 5.1%
Colorado State Health Facilities Authority, National
     Benevolent Association, Series C
     6.000%, 03/01/06                                      100              100
Colorado State Health Facilities Authority, National
     Benevolent Association, Series C,
     Callable 03/01/10 @ 101
     7.000%, 03/01/19                                      100              100
Colorado State Health Facilities Authority, Vail
     Valley Medical Center, Series A,
     Callable 01/15/05 @ 101
     6.500%, 01/15/13                                      250              259
La Junta, Ark Valley Medical Center,
     Callable 04/01/09 @ 101
     6.100%, 04/01/24                                      100               89
                                                                  --------------

                                                                            548
                                                                  --------------
HOUSING -- 3.2%
Colorado State Housing Finance Authority,
     Single Family Housing, Series A-2,
     Callable 10/01/09 @ 105 (AMT)
     7.450%, 10/01/16                                      100              113
Colorado State Housing Finance Authority,
     Single Family Housing, Series B-2,
     Callable 04/01/10 @ 105 (AMT)
     7.100%, 04/01/17                                      200              225
                                                                  --------------

                                                                            338
                                                                  --------------
RECREATIONAL AUTHORITY -- 2.8%
Denver, Helen G. Bonfils Foundation, Series B,
     Callable 12/01/07 @ 100
     5.125%, 12/01/17                                      100               95
Hyland Hills Metropolitan Park & Recreational
     District, Series A, Callable 12/15/07 @ 101
     6.100%, 12/15/09                                      200              206
                                                                  --------------

                                                                            301
                                                                  --------------

COLORADO TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
SCHOOL DISTRICT -- 2.1%
El Paso County, Series D, Zero Coupon Bond,
     (AMT) (FSA)
     6.000%, 07/01/11 (A)                             $    400          $   227
                                                                  --------------
TAX REVENUE -- 9.6%
Boulder County Sales & Use Tax, Series A,
     Callable 12/15/09 @ 101 (FGIC)
     5.800%, 12/15/16                                      495              511
     6.000%, 12/15/19                                      200              209
Douglas County Sales & Use Tax,
     Callable 10/15/10 @ 100 (FSA)
     5.625%, 10/15/20                                      200              200
Larimer County Sales & Use Tax,
     Callable 12/15/10 @ 100 (AMBAC)
     5.625%, 12/15/18                                      100              101
                                                                  --------------

                                                                          1,021
                                                                  --------------
TRANSPORTATION -- 6.2%
Denver City & County Airport, Series E,
     Callable 11/15/07 @ 101 (MBIA)
     5.250%, 11/15/23                                      500              469
The E-470 Public State Authority, Series A,
     Callable 09/01/07 @ 101 (MBIA)
     5.000%, 09/01/16                                      200              189
                                                                  --------------

                                                                            658
                                                                  --------------
UTILITIES -- 17.0%
Boulder Water & Sewer,
     Callable 12/01/10 @ 100
     5.700%, 12/01/19                                      300              303
Broomfield Water Activity Enterprise,
     Callable 12/01/10 @ 101 (MBIA)
     5.500%, 12/01/19                                      400              398
Fort Collins Wastewater Utility Enterprise,
     Callable 12/01/10 @ 100 (FSA)
     5.500%, 12/01/20                                      300              296
Platte River Power Authority, Series DD,
     Callable 06/01/07 @ 102 (MBIA)
     5.375%, 06/01/17                                      500              494
Pueblo County Board of Waterworks,
     Callable 11/01/10 @ 100 (FSA)
     5.875%, 11/01/18                                      305              315
                                                                  --------------

                                                                          1,806
                                                                  --------------

TOTAL REVENUE BONDS                                                       5,561
                                                                  --------------
GENERAL OBLIGATIONS -- 27.6%
Arapahoe County School District #5,
     Cherry Creek, (STAID)
     5.500%, 12/15/19                                      550              547
Boulder Open Space Acquisition,
     Callable 08/15/10 @ 100
     5.450%, 08/15/16                                      350              351
Clear Creek School District #1,
     Callable 12/01/10 @ 100 (STAID)
     5.750%, 12/01/17                                      200              205

The accompanying notes are an integral part of the financial statements.


(36      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                    PAR (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------------
Denver Metropolitan District, Series B,
     Callable 12/01/05 @ 102
     5.700%, 12/01/17                                 $    100          $    93
El Paso County School District #38,
     Callable 12/01/10 @ 100 (STAID)
     6.375%, 12/01/18                                      200              216
     6.000%, 12/01/24                                      250              259
El Paso County School District #49, Falcon,
     Series A, Callable 12/01/09 @ 105 (STAID)
     6.000%, 12/01/18                                      200              214
Highlands Ranch Metropolitan District #2,
     Callable 06/15/06 @ 101 (FSA)
     5.000%, 06/15/16                                      200              189
Metex Metropolitan District, Series A,
     Callable 12/01/07 @ 101 (MBIA)
     5.800%, 12/01/16                                      350              360
Mountain Village Metropolitan District,
     Callable 12/01/07 @ 101 (MBIA)
     5.200%, 12/01/17                                      200              193
Pueblo County School District #70,
     Callable 12/01/09 @ 100 (FGIC)
     6.000%, 12/01/18                                      100              104
Puerto Rico Commonwealth, Public Improvements,
     Callable 07/01/05 @ 101
     6.000%, 07/01/29                                      200              205
                                                                  --------------

                                                                          2,936
                                                                  --------------
CERTIFICATES OF PARTICIPATION -- 13.5%
Arapahoe County Building Finance,
     Callable 02/15/10 @ 100 (AMBAC)
     5.250%, 02/15/19                                      100               96
Colorado Springs Old City Hall Project,
     Callable 12/01/10 @ 100 (FSA)
     5.500%, 12/01/17                                      200              199
     5.500%, 12/01/20                                      200              196
Denver City & County, Series A,
     Callable 05/01/10 @ 100 (MBIA)
     5.500%, 05/01/17                                      400              400
Fremont County Lease Revenue,
     Callable 12/15/07 @ 101 (MBIA) (MLO)
     5.300%, 12/15/17                                      250              245
Garfield County, Callable 12/01/09 @ 101 (AMBAC)
     5.750%, 12/01/19                                      300              303
                                                                  --------------

                                                                          1,439
                                                                  --------------

TOTAL MUNICIPAL BONDS
     (Cost $9,615)                                                        9,936
                                                                  --------------

RELATED PARTY MONEY MARKET FUND -- 5.1%
First American Tax Free Obligations Fund (B)  550,317                       550
                                                                  --------------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $550)                                                            550
                                                                  --------------

TOTAL INVESTMENTS -- 98.4%
     (Cost $10,165)                                                      10,486
                                                                  --------------
OTHER ASSETS AND LIABILITIES, NET -- 1.6%                                   168
                                                                  --------------

COLORADO TAX FREE FUND (CONCLUDED)

DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 774,579
     outstanding shares                                                 $ 7,817
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 14,954
     outstanding shares                                                     153
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 232,931
     outstanding shares                                                   2,352
Undistributed net investment income                                           7
Accumulated net realized gain on investments                                  4
Net unrealized appreciation of investments                                  321
                                                                  --------------
TOTAL NET ASSETS -- 100.0%                                              $10,654
                                                                  --------------
Net asset value and redemption
     price per share -- Class A                                         $ 10.42
Maximum sales charge of 2.50%  (C)                                         0.27
                                                                  --------------
Offering price per share -- Class A                                     $ 10.69
                                                                  --------------
Net asset value and redemption
     price per share -- Class C (D)                                     $ 10.41
Maximum sales charge of 1.00%  (E)                                         0.11
                                                                  --------------
Offering price per share -- Class C                                     $ 10.52
                                                                  --------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                         $ 10.43
                                                                  --------------

(A) The rate shown is the effective yield at time of purchase.

(B) This money market fund is advised by U.S. Bank National Association who also serves as Advisor for this Fund. See also the notes to the financial statements.

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.50%.

(D) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(E) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

AMBAC--American Municipal Bond Assurance Corporation

AMT--Alternative Minimum Tax. As of September 30, 2000, the aggregate market value of securities subject to the AMT was $565,000, which represents 5.3% of net assets.

FGIC--Financial Guaranty Insurance Corporation

FSA--Financial Security Assurance

MBIA--Municipal Bond Insurance Association

MLO--Municipal Lease Obligation

STAID--State Aid Withholding


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      37)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

INTERMEDIATE TAX FREE FUND

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.3%
ALABAMA -- 1.7%
Alabama State Docks Department (RB) (MBIA)
     5.250%, 10/01/10                                 $  3,000          $ 3,073
Jefferson County Sewer, Series A (RB) (FGIC)
     5.375%, 02/01/06                                    1,500            1,543
Montgomery, Baptist Health Special Care
     (RB) (MBIA)
     4.000%, 11/15/03                                    1,640            1,595
     4.100%, 11/15/05                                      500              479
                                                                  --------------
                                                                          6,690
                                                                  --------------
ALASKA -- 2.7%
Alaska State Housing Finance Corporation (RB) (MBIA)
     4.950%, 12/01/02                                      660              663
     5.900%, 12/01/04                                      700              732
     5.350%, 06/01/06                                      660              673
Alaska State Housing Finance Corporation,
     Callable 12/01/05 @ 102 (RB) (MBIA)
     5.400%, 12/01/08                                    2,000            2,045
Alaska State Housing Finance Corporation,
     Callable 06/01/04 @ 102 (RB)
     5.400%, 12/01/23                                    3,000            2,882
Alaska State Industrial Development & Export
     Authority, Callable 04/01/03 @ 102 (RB)
     5.950%, 04/01/06                                      800              824
Alaska State International Airports,
     Series A (RB) (AMT) (AMBAC)
     4.250%, 10/01/06                                    2,000            1,904
Anchorage, Electric Utility (RB) (MBIA)
     5.500%, 12/01/02                                      700              714
                                                                  --------------
                                                                         10,437
                                                                  --------------
ARIZONA -- 1.2%
Maricopa County School District #69,
     Paradise Valley (GO) (MBIA)
     5.300%, 07/01/11                                    1,000            1,027
Phoenix, Series A (GO)
     5.550%, 07/01/09                                    1,000            1,058
Pima County (GO)
     6.000%, 07/01/02                                      800              820
Tempe Unified School District #213,
     Series C (GO) (MBIA)
     4.000%, 07/01/12                                    2,060            1,828
                                                                  --------------
                                                                          4,733
                                                                  --------------
CALIFORNIA -- 2.4%
Azusa Redevelopment Agency,
     Single Family Mortgages, Series A,
     Escrowed to Maturity (RB) (FNMA)
     6.400%, 10/01/02                                    1,000            1,043
Bakersfield Convention Center Expansion Project,
     Callable 04/01/07 @ 101 (COP) (MLO) (MBIA)
     5.400%, 04/01/09                                    1,000            1,060
Mountain View Los Altos School District, Series B,
     Callable 05/01/07 @ 102 (GO)
     6.500%, 05/01/17                                    2,000            2,188

INTERMEDIATE TAX FREE FUND

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Orange County Transportation Authority,
     Callable 02/15/02 @ 102 (RB)
     5.700%, 02/15/03                                 $    200          $   207
     5.750%, 02/15/04                                    1,000            1,039
San Jose Airport, Callable 03/01/03 @ 102
     (RB) (MBIA)
     6.100%, 03/01/06                                    1,000            1,057
Tri-City Hospital District, Series B (RB) (MBIA)
     5.750%, 02/15/03                                    2,870            2,968
                                                                  --------------
                                                                          9,562
                                                                  --------------
COLORADO -- 4.4%
Boulder, Larimer, & Weld Counties School
     District #R-1, Vrain Valley,
     Callable 12/15/04 @ 100 (GO) (MBIA)
     5.600%, 12/15/05                                    1,000            1,029
Colorado Department of Transportation (RB) (AMBAC)
     6.000%, 06/15/08                                    3,000            3,233
Colorado State Health Facilities Authority,
     Zero Coupon Bond,
     Escrowed to Maturity (RB)
     5.500%, 07/15/20 (A)                               10,000            2,929
Colorado State Housing Finance Authority,
     Series A-2, Callable 05/01/06 @ 105 (RB)
     7.150%, 11/01/14                                    1,110            1,200
El Paso County School District #20 (GO) (AMBAC)
     6.000%, 12/15/04                                    1,000            1,051
Greenwood Metropolitan District, Arapahoe
     County, Callable 12/01/02 @ 100 (RB) (FSA)
     7.300%, 12/01/06                                    2,000            2,110
Greenwood South Metropolitan District, Arapahoe
     County, Callable 12/01/02 @ 100 (RB) (MBIA)
     7.250%, 12/01/06                                    1,500            1,581
Jefferson County, Callable 12/01/04 @ 100
     (COP) (MLO) (MBIA)
     6.650%, 12/01/08                                      500              529
Jefferson County School District #R-1 (GO) (MBIA)
     6.500%, 12/15/11                                    2,000            2,262
University of Colorado, Callable 06/01/01 @ 100 (RB)
     7.625%, 06/01/06                                       25               25
Westminster Water & Waste Water Utility
     Improvements, Callable 12/01/04 @ 100
     (RB) (AMBAC)
     6.000%, 12/01/09                                    1,000            1,048
                                                                  --------------
                                                                         16,997
                                                                  --------------
DELAWARE -- 1.1%
Delaware State, Callable 04/01/01 @ 102 (GO)
     6.350%, 04/01/03                                    1,000            1,029
Delaware Transportation Authority,
     Callable 07/01/01 @ 100 (RB)
     7.500%, 07/01/02                                    1,000            1,002
New Castle County, Callable 10/01/03 @ 102 (GO)
     5.300%, 10/01/05                                    2,000            2,059
                                                                  --------------
                                                                          4,090
                                                                  --------------

The accompanying notes are an integral part of the financial statements.


(38      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA -- 0.1%
District of Columbia,
     Callable 11/20/00 @ 102 (GO) (MBIA)
     6.300%, 06/01/01                                 $    425          $   430
                                                                  --------------
FLORIDA -- 0.7%
Greater Orlando Aviation Authority, Airport
     Facilities (RB) (AMT) (FGIC)
     5.250%, 10/01/09                                    1,815            1,845
Lee County Industrial Development Authority,
     Shell Point Village Health Project, Series A
     (RB) 5.500%, 11/15/08                               1,000              953
                                                                  --------------
                                                                          2,798
                                                                  --------------

HAWAII -- 2.3%
Hawaii State Airport Systems,
     Series B (RB) (AMT) (FGIC)
     6.250%, 07/01/06                                    2,000            2,134
Hawaii State Harbor Systems,
     Series A (RB) (AMT) (FSA)
     5.250%, 07/01/08                                    2,270            2,302
Hawaii State, Series CO (GO) (FGIC)
     6.000%, 03/01/05                                    3,000            3,155
Honolulu, Waste Water Systems,
     Zero Coupon Bond (RB) (FGIC)
     4.950%, 07/01/14 (A)                                2,500            1,157
                                                                  --------------
                                                                          8,748
                                                                  --------------
IDAHO -- 0.3%
Ada & Canyon Counties, Joint School District #2,
     Pre-refunded 07/30/05 @ 101 (GO)
     5.500%, 07/30/11 (B)                                1,000            1,045
                                                                  --------------
ILLINOIS -- 14.6%
Chicago Water, Zero Coupon Bond (RB) (FGIC)
     6.780%, 11/01/08 (A)                                5,150            3,438
     7.120%, 11/01/09 (A)                                6,450            4,077
Chicago, City Colleges, Zero Coupon Bond
     (GO) (FGIC)
     5.900%, 01/01/15 (A)                               10,000            4,525
Chicago, Midway Airport Project,
     Series C (RB) (MBIA)
     5.500%, 01/01/14                                    1,300            1,321
Chicago, O' Hare Airport Project,
     Series B (RB) (AMT)
     5.200%, 04/01/11                                    1,000              905
Chicago, Park District, Parking Facilities
     Authority (RB) (ACA)
     5.250%, 01/01/03                                    1,075            1,083
     5.500%, 01/01/08                                    3,585            3,649
Chicago, Series A (GO) (FGIC)
     5.250%, 01/01/11                                    5,000            5,091
Chicago, Single Family Mortgages, Series A,
     Callable 03/01/06 @ 103 (RB) (AMT)
     (GNMA) (FNMA) (FHLMC)
     5.250%, 03/01/13                                      250              250
Cook County (RB) (MBIA)
     7.250%, 11/01/07                                    2,000            2,285
Cook County Community Unit School District #65,
     Evanston, Series A (GO) (FSA)
     6.375%, 05/01/09                                    3,000            3,298
Cook County Community Unit School District #401,
     Elkwood Park, Zero Coupon Bond (GO) (FSA)
     5.800%, 12/01/11 (A)                                3,625            2,027

INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
De Kalb, Single Family Mortgages,
     Series A (RB) (AMT) (GNMA)
     7.000%, 12/01/01                                 $    235          $   237
Illinois Development Finance Authority, Elmhurst
     Community School,
     Callable 01/01/11 @ 100 (RB) (FSA)
     6.375%, 01/01/13                                    1,025            1,124
Illinois State Educational Facilities Authority,
     Northwestern University, Mandatory
     Put 11/01/08 @ 100 (RB)
     4.950%, 11/01/32                                    2,050            2,051
Illinois State Educational Facilities Authority,
     The Art Institute of Chicago, Mandatory
     Put 03/01/06 @ 100 (RB)
     4.700%, 03/01/30                                    4,500            4,462
Illinois State Health Facilities Authority (RB)
     6.500%, 02/15/06                                    1,130            1,189
Illinois State Health Facilities Authority,
     Alexian Brothers Health System (RB) (FSA)
     5.000%, 01/01/06                                    2,000            2,021
Illinois State Sales Tax (RB)
     6.000%, 06/15/09                                    2,500            2,689
Illinois State Sales Tax, Series S (RB)
     5.100%, 06/15/10                                    2,000            2,018
Illinois State, Callable 06/01/09 @ 101 (GO) (FGIC)
     5.375%, 06/01/10                                    2,000            2,068
Melrose Park Water, Callable 07/01/08 @
     100 (RB) (MBIA)
     4.700%, 07/01/09                                    1,725            1,693
Metropolitan Pier & Exposition Authority,
     Illinois State Sales Tax, Zero Coupon Bond
     (RB) (FGIC)
     5.000%, 06/15/09 (A)                                1,500              967
Metropolitan Pier & Exposition Authority,
     McCormick Place Expansion Project,
     Series A, Callable 12/15/09 @ 101 (RB) (FGIC)
     5.550%, 12/15/11                                    1,000            1,040
Winnebago County School District #122,
     Harlem-Loves Park, Zero Coupon
     Bond (GO) (FSA)
     5.090%, 01/01/09 (A)                                1,990            1,312
     5.200%, 01/01/17 (A)                                3,000            1,190
                                                                  --------------
                                                                         56,010
                                                                  --------------
INDIANA -- 2.0%
Franklin Township Independent School Building
     Corporation (RB)
     5.750%, 07/15/09                                    1,235            1,306
Indiana State Educational Facilities Authority,
     St. Joseph's College Project (GO)
     6.100%, 10/01/09                                    1,660            1,700
Indiana State Educational Facilities Authority,
     St. Joseph's College Project,
     Callable 10/01/09 @ 102 (GO)
     6.600%, 10/01/14                                    1,410            1,442
Indiana State Housing Finance Authority,
     Callable 07/01/05 @ 102 (RB)
     6.150%, 07/01/17                                    1,155            1,165
Indiana University, Series K, Zero Coupon Bond
     (RB) (MBIA)
     5.360%, 08/01/11 (A)                                3,750            2,109
                                                                  --------------
                                                                          7,722
                                                                  --------------


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      39)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
IOWA -- 1.0%
Salix Pollution Control, Interstate Power Company,
     Mandatory Put 01/01/04 @ 100 (RB)
     4.200%, 01/01/13                                 $  3,700          $ 3,700
                                                                  --------------
KANSAS -- 1.2%
Butler County Public Building Authority (RB) (MBIA)
     6.375%, 10/01/10                                    1,000            1,114
Sedgwick & Shawnee Counties, Single Family
     Mortgages, Series A-2 (RB) (GNMA)
     6.700%, 06/01/29                                    2,260            2,518
Sedgwick County School District #267 (GO) (AMBAC)
     5.250%, 11/01/12                                    1,045            1,061
                                                                  --------------
                                                                          4,693
                                                                  --------------
KENTUCKY -- 0.5%
Kentucky Economic Development Finance Authority,
     Norton Healthcare, Series A,
     Callable 10/01/10 @ 101 (RB)
     6.250%, 10/01/12                                    2,000            1,967
                                                                  --------------
LOUISIANA -- 0.7%
Jefferson County, Mandatory Put 09/01/03 @
     100 (GO) (FGIC)
     6.150%, 09/01/05                                    2,500            2,557
                                                                  --------------
MAINE -- 0.8%
Maine Municipal Bond Bank, Series B (GO) (FSA)
     5.750%, 11/01/10                                    2,000            2,131
Maine State Housing Authority, Series A,
     Callable 02/01/04 @ 102 (RB)
     5.650%, 11/15/20                                    1,000              986
                                                                  --------------
                                                                          3,117
                                                                  --------------
MASSACHUSETTS -- 2.6%
Massachusetts Bay Transportation Authority (GO) (RB)
     6.250%, 03/01/12                                    1,875            2,070
Massachusetts Bay Transportation Authority,
     General Transportation System Project,
     Series C (RB) (FGIC)
     5.750%, 03/01/10                                    2,100            2,235
Massachusetts Commonwealth, Special Obligation,
     Series A (RB)
     5.500%, 06/01/13                                    1,000            1,034
Massachusetts State Health & Educational Facilities
     Authority, Partners Healthcare System,
     Series A (RB) (MBIA)
     5.100%, 07/01/10                                    3,000            3,019
Massachusetts State Housing Finance Agency,
     Series A (RB)
     6.300%, 10/01/13                                    1,000            1,023
Massachusetts State Housing Finance Agency,
     Series 41 (RB)
     5.350%, 12/01/02                                      495              499
                                                                  --------------
                                                                          9,880
                                                                  --------------
MICHIGAN -- 4.6%
Detroit (GO) (AMT) (FSA)
     5.750%, 04/01/09                                    1,255            1,317

INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Michigan Municipal Bond Authority,
     Clean Water Revolving Fund (RB)
     5.500%, 10/01/09                                 $  2,500          $ 2,619
Michigan State Building Authority,
     Callable 10/01/06 @ 102 (RB) (AMBAC)
     5.050%, 10/01/09                                      545              547
Michigan State Hospital Finance Authority,
     Ascension Health Credit, Series B,
     Mandatory Put 11/15/05 @ 100 (RB)
     5.200%, 11/15/33                                    3,000            2,988
Michigan State Housing Development Authority,
     Callable 07/15/04 @ 102 (RB) (FNMA)
     5.125%, 07/15/08                                    1,980            1,965
Oakland University, Callable 05/15/07 @
     100 (RB) (MBIA)
     5.600%, 05/15/10                                    1,000            1,035
Rochester Community School District, Series I,
     Callable 05/01/10 @100 (GO) (FGIC)
     5.375%, 05/01/11                                    2,000            2,047
Wayne Charter County Airport, Callable 12/01/08
     @ 101 (RB) (AMT) (MBIA)
     5.250%, 12/01/09                                    5,000            5,080
                                                                  --------------
                                                                         17,598
                                                                  --------------
MINNESOTA -- 5.8%
Anoka County, Resource Recovery,
     Northern States Power (RB)
     4.350%, 12/01/04                                    2,200            2,161
Bloomington Port Authority, Mall of America Project,
     Series A, Callable 02/01/04 @ 100 (RB) (FSA)
     5.450%, 02/01/09                                      375              376
Minneapolis, Hennepin Avenue Project, Series C (GO)
     6.200%, 03/01/02                                      800              819
Minneapolis, St. Paul Metropolitan Council,
     Metropolitan Area Transit, Series A (GO)
     5.000%, 02/01/07                                    1,000            1,020
Minneapolis & St. Paul Housing & Redevelopment
     Authority, Pre-refunded 08/15/02
      @ 102 (RB) (MBIA)
     7.400%, 08/15/05 (B)                                  600              615
Minneapolis & St. Paul Metropolitan Airports
     Commission, Series B (RB) (AMT) (FGIC)
     5.750%, 01/01/10                                    1,000            1,052
Minneapolis & St. Paul Metropolitan Airports
     Commission, Series B,
     Callable 01/01/08 @ 101 (RB) (AMT) (AMBAC)
     5.375%, 01/01/10                                    3,000            3,073
Northern Minnesota Municipal Power Agency,
     Series A, Pre-refunded 01/01/03
     @ 102 (RB) (AMBAC)
     5.700%, 01/01/05 (B)                                2,500            2,607
Robbinsdale, Minnesota Independent
     School District # 281 (GO) (MSDCEP)
     5.000%, 02/01/09                                    1,250            1,264
     5.250%, 02/01/12                                    1,435            1,447
St. Paul Housing & Redevelopment Authority,
     Callable 08/01/06 @ 102.5 (RB) (AMBAC)
     6.450%, 02/01/08                                    1,240            1,366
     6.450%, 08/01/08                                    1,275            1,406

The accompanying notes are an integral part of the financial statements.


(40      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
St. Paul Housing & Redevelopment Authority,
     Tax Increment Revenue,
     Callable 08/01/06 @ 102.5 (AMBAC)
     6.400%, 02/01/07                                 $  1,195          $ 1,302
     6.400%, 08/01/07                                    1,205            1,321
     6.500%, 02/01/09                                    1,315            1,448
Western Minnesota Municipal Power Agency,
     Series B (RB) (AMBAC)
     6.000%, 01/01/03                                    1,000            1,031
                                                                  --------------
                                                                         22,308
                                                                  --------------
MISSOURI -- 1.1%
Kansas City School District, Callable 02/01/01
     @ 102 (RB) (MLO) (FGIC)
     6.400%, 02/01/02                                    2,000            2,048
The 210 Highway Transportation Development
     District, Series A (RB) (MERC)
     4.800%, 07/15/06                                    2,375            2,368
                                                                  --------------
                                                                          4,416
                                                                  --------------
NEBRASKA -- 5.9%
Buffalo County Hospital Authority #1,
     Escrowed to Maturity (RB)
     6.375%, 11/01/03                                      100              103
Douglas County Hospital Authority #1 (RB) (AMBAC)
     4.600%, 09/01/04                                    1,255            1,253
     4.800%, 09/01/08                                    1,400            1,391
     4.900%, 09/01/09                                    1,500            1,495
Douglas County, Nebraska Zoo Facility,
     Callable 09/01/09 @ 100 (RB)
     5.650%, 09/01/11                                    1,000            1,036
Municipal Energy Agency of Nebraska,
     Series A (RB) (AMBAC)
     5.450%, 04/01/02                                      750              761
Municipal Energy Agency of Nebraska,
     Series A, Callable 04/01/02
     @ 102 (RB) (AMBAC)
     5.600%, 04/01/03                                      750              768
Nebraska Educational Finance Authority,
     Concordia University Project,
     Callable 12/15/08 @ 100 (RB)
     5.250%, 12/15/15                                    1,270            1,178
Nebraska Educational Finance Authority,
     Creighton University Project,
     Callable 01/01/06 @ 101 (RB) (AMBAC)
     5.600%, 01/01/07                                    2,500            2,607
Nebraska Educational Telecommunication
     Commission, Leasing Project,
     Series 2000 (RB)
     6.000%, 02/01/06                                    2,025            2,141
Nebraska Public Power District,
     Electric Systems, Series A (RB)
     5.500%, 01/01/01                                      250              251
Omaha Northwest Library Facilities Corporation,
     Callable 08/15/07 @ 102 (RB) (MLO)
     5.250%, 08/15/12                                    2,475            2,491
Omaha Public Power District, Series B (RB)
     5.000%, 02/01/03                                    1,000            1,010
     5.200%, 02/01/06                                    3,350            3,428
Omaha, Pre-refunded 09/01/01 @ 102 (GO)
     5.900%, 09/01/02 (B)                                  500              516
Omaha Sewer Systems (RB)
     5.200%, 01/15/02                                    1,000            1,009

INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Platte County Hospital Authority,
     Columbus Community Hospita l Project,
     Callable 05/01/10 @ 101 (RB) (AG)
     5.850%, 05/01/14                                 $    650          $   657
University of Nebraska, Lincoln Parking Project,
     Callable 08/01/05 @ 102 (RB)
     5.100%, 06/01/09                                      735              738
                                                                  --------------
                                                                         22,833
                                                                  --------------
NEVADA -- 0.5%
Clark County School District, Building & Renovation,
     Series B, Callable 06/15/07 @ 101 (GO) (FGIC)
     5.750%, 06/15/08                                    1,000           1,057
Washoe County School District,
     Callable 08/01/02 @ 101 (GO) (MBIA)
     5.700%, 08/01/03                                    1,000            1,029
                                                                  --------------
                                                                          2,086
                                                                  --------------
NEW JERSEY -- 1.1%
New Jersey State (GO)
     5.900%, 08/01/02                                    1,000            1,026
New Jersey State Transportation Trust Fund
     Authority, Series A (RB)
     5.500%, 06/15/08                                    2,000            2,093
New Jersey State Turnpike Authority, Series A,
     Callable 01/01/01 @ 102 (RB) (AMBAC)
     6.750%, 01/01/08                                    1,000            1,025
                                                                  --------------
                                                                          4,144
                                                                  --------------
NEW MEXICO -- 0.7%
Albuquerque Joint Water & Sewer Systems,
     Series A (RB)
     5.250%, 07/01/09                                    2,200            2,260
Farmington Utility Systems,
     Escrowed to Maturity (RB)
     10.000%, 01/01/02                                     245              255
                                                                  --------------
                                                                          2,515
                                                                  --------------
NEW YORK -- 2.2%
Hempstead Town Industrial Development Agency,
     Callable 12/01/06 @ 102 (RB)
     5.000%, 12/01/08                                    2,000            2,013
Nassau County, General Improvements,
     Series V (GO) (AMBAC)
     5.150%, 03/01/04                                    1,400            1,425
New York City Transitional Finance Authority,
     Series C, Callable 05/01/08 @ 101 (RB)
     4.750%, 05/01/11                                    1,605            1,565
New York State Dormitory Authority (RB) (MLO) (FSA)
     4.750%, 07/01/08                                    1,925            1,916
New York State Environmental Facilities Corporation,
     Pollution Control, Callable 11/15/04 @102 (RB)
     6.400%, 05/15/06                                    1,250            1,354
                                                                  --------------
                                                                          8,273
                                                                  --------------
NORTH DAKOTA -- 0.4%
Grand Forks, United Hospital Obligated Group
     (RB) (MBIA)
     6.000%, 12/01/00                                    1,000            1,002
North Dakota State Industrial Commission,
     Lignite Program, Series A (RB)
     5.750%, 11/15/05                                      500              511


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      41)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
North Dakota State Student Loan, Series A,
     Callable 11/20/00 @ 101 (RB) (AMBAC)
     6.900%, 07/01/01                                 $      5          $     5
North Dakota State Student Loan, Series A,
     Escrowed to Maturity (RB)
     6.100%, 07/01/01                                       25               25
                                                                  --------------
                                                                          1,543
                                                                  --------------
Ohio-- 3.8%
Butler County Transportation Improvement District,
     Series A (RB) (FSA)
     5.500%, 04/01/08                                    3,000            3,131
Franklin County Health Care, Friendship Village,
     Callable 08/15/08 @ 102 (RB)
     5.250%, 08/15/18                                    2,000            1,566
Lorain County Hospital Revenue,
     Catholic Healthcare Partners, Series B,
     Callable 09/01/07 @ 102 (RB) (MBIA)
     5.375%, 09/01/09                                    1,000            1,036
Mahoning County Hospital Facilities Revenue,
     Series A (RB) (MBIA)
     4.800%, 11/15/09                                    1,795            1,780
Ohio State Building Authority, Administration
     Building Fund Project,
     Callable 10/01/08 @ 101 (RB) (MLO)
     5.250%, 10/01/09                                    3,000            3,082
Ohio State Building Authority, Adult Correctional
     Facilities Project (RB) (MLO) (MBIA)
     5.500%, 10/01/04                                    1,000            1,032
Richland County Hospital Facilities, Medcentral
     Health System, Series A (RB)
     5.450%, 11/15/04                                      690              693
     5.500%, 11/15/05                                      725              729
     5.550%, 11/15/06                                      765              769
     5.650%, 11/15/08                                      595              596
                                                                  --------------
                                                                         14,414
                                                                  --------------
OKLAHOMA -- 2.3%
Oklahoma County Housing Finance Authority,
     Zero Coupon Bond,
     Pre-refunded 03/01/06 @ 56.915 (RB)
     5.740%, 07/01/12 (A) (B)                            3,690            1,606
Oklahoma Housing Finance Agency,
     Mandatory Put @ 100 (RB) (FNMA)
     5.500%, 11/01/05                                    3,000            3,040
Tulsa County Independent School District #9 (GO)
     5.750%, 06/01/04                                    2,000            2,072
Tulsa Educational Facilities Authority,
     Holland Hall School Project, Series B,
     Callable 12/01/08 @ 101 (RB)
     4.600%, 12/01/09                                    1,195            1,117
Tulsa Metropolitan Utility Authority,
     Callable 09/01/05 @ 102 (RB)
     5.600%, 09/01/06                                    1,000            1,043
                                                                  --------------
                                                                          8,878
                                                                  --------------

INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
OREGON -- 2.0%
Lane County School District #19, Springfield,
     Pre-refunded 10/15/04 @ 101 (GO) (MBIA)
     5.900%, 10/15/06 (B)                             $  1,000          $ 1,058
Lane County School District #52, Bethel (GO) (SBGT)
     5.500%, 06/15/09                                    1,000            1,049
Polk, Marion & Benton Counties,
     School District #13-J (GO) (FGIC)
     5.500%, 12/01/04                                    1,015            1,053
Portland Community College District, Series A,
     Pre-refunded 07/01/02 @ 100 (GO)
     6.000%, 07/01/12 (B)                                  500              513
Washington County Criminal Justice Facilities,
     Pre-refunded 12/01/04 @ 100 (GO)
     5.625%, 12/01/05 (B)                                  900              936
Washington County Unified Sewer Agency,
     Series 1 (RB) (FGIC)
     5.750%, 10/01/08                                    2,000            2,132
Yamhill County School District #40 (GO) (FGIC)
     5.375%, 06/01/04                                    1,000            1,029
                                                                  --------------
                                                                          7,770
                                                                  --------------
PENNSYLVANIA -- 1.9%
Erie County Prison Authority, Pre-refunded
     11/01/01 @ 100 (RB) (MLO) (MBIA)
     6.600%, 11/01/02 (B)                                1,000            1,023
     6.700%, 11/01/03 (B)                                1,000            1,024
Governor Mifflin School District, Pre-refunded
     02/01/02 @ 100 (GO) (AMBAC)
     6.500%, 02/01/13 (B)                                2,000            2,052
Montgomery County, Industrial Development
     Authority, Mandatory Put 10/01/04 @ 100 (RB)
     5.200%, 10/01/30                                    2,000            1,989
Northumberland County, Commonwealth Lease,
     Pre-refunded 10/15/01 @100 (RB) (MLO) (MBIA)
     6.600%, 10/15/02 (B)                                1,000            1,023
                                                                  --------------
                                                                          7,111
                                                                  --------------
PUERTO RICO -- 0.3%
Puerto Rico Electric Power Authority,
     Series A (RB) (MBIA)
     6.000%, 07/01/06                                    1,000            1,082
Puerto Rico Housing Finance Corporation,
     Single Family Mortgages (RB) (AMT) (GNMA)
     6.000%, 02/01/02                                      110              112
                                                                  --------------
                                                                          1,194
                                                                  --------------
RHODE ISLAND -- 0.3%
Rhode Island Depositors Economic Protection
     Corporation (RB) (FSA)
     6.250%, 08/01/03                                    1,000            1,044
                                                                  --------------

The accompanying notes are an integral part of the financial statements.


(42      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
SOUTH CAROLINA -- 1.1%
Piedmont Municipal Power Agency,
     Electric Revenue (RB) (FGIC)
     6.250%, 01/01/04                                 $  2,350          $ 2,440
South Carolina State Public Service Authority,
     Series A (RB) (MBIA)
     5.500%, 01/01/10                                    1,665            1,730
                                                                  --------------
                                                                          4,170
                                                                  --------------
SOUTH DAKOTA -- 1.3%
Deadwood, South Dakota Warrants (COP)
     5.500%, 11/01/07                                      800              809
     5.600%, 11/01/08                                      845              858
Sioux Falls (COP) (MLO)
     6.450%, 08/01/01                                      500              508
South Dakota State Health & Educational Facilities
     Authority, Westhills Village Retirement (RB)
     5.500%, 09/01/04                                      640              627
     5.650%, 09/01/05                                      665              650
     5.800%, 09/01/06                                      735              715
     5.900%, 09/01/07                                      755              732
                                                                  --------------
                                                                          4,899
                                                                  --------------
TENNESSEE -- 0.1%
Shelby County Health, Educational & Housing Facilities
     Board, St. Jude's Children's Research (RB)
     5.000%, 07/01/09                                      500              499
                                                                  --------------
TEXAS -- 4.7%
Abilene Health Facilities Development, Sears
     Methodist Retirement, Series A (RB)
     5.100%, 11/15/05                                    1,115            1,051
     5.250%, 11/15/06                                    1,175            1,101
     5.300%, 11/15/07                                    1,000              918
     5.350%, 11/15/08                                    1,300            1,190
Dallas County, Pre-refunded 02/15/01 @ 100 (GO)
     6.400%, 08/15/03 (B)                                  750              755
Dallas-Fort Worth International Airport Facility
     Improvement Corporation, American Airlines,
     Series B, Mandatory Put 11/01/05 @ 100
     (RB) (AMT)
     6.050%, 05/01/29                                    2,000            2,005
Galveston County Special Tax Revenue (RB) (MBIA)
     6.400%, 02/01/05                                      185              188
Galveston County Special Tax Revenue,
     Escrowed to Maturity (RB) (MBIA)
     6.400%, 02/01/05                                      315              337
Houston Housing Finance Corporation (RB)
     8.000%, 06/01/14                                      690              737
Irving Independent School District, Series A,
      Zero Coupon Bond (GO) (PSFG)
     5.000%, 02/15/09 (A)                                6,190            4,053
North Central Health Facilities Authority,
     Retirement Facility Series A (RB)
     7.000%, 11/15/10                                    4,000            3,902
Nueces County Housing Finance Corporation,
     Dolphins Landing Apartments Project,
     Series A, Callable 07/01/10 @ 102 (RB)
     6.750%, 07/01/20                                    1,910            1,897
                                                                  --------------
                                                                         18,134
                                                                  --------------

INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
UTAH -- 1.1%
Nebo School District, Callable 04/01/01
     @ 100 (GO) (FGIC)
     5.500%, 04/01/04                                 $    500          $   502
Salt Lake County Municipal Building Authority,
     Series A (RB) (MLO)
     6.000%, 10/01/03                                      525              545
Utah State Housing Finance Agency, Single Family
     Mortgages (RB) (FHA) (VA)
     6.350%, 01/01/02                                       40               40
     5.650%, 07/01/06                                      345              350
     5.950%, 07/01/08                                    1,810            1,894
Utah State Housing Finance Agency,
     Single Family Mortgages,
     Callable 07/01/05 @102 (RB) (FHA) (VA)
     6.300%, 01/01/18                                      820              846
                                                                  --------------
                                                                          4,177
                                                                  --------------
VIRGINIA -- 1.4%
Riverside Regional Jail Authority,
     Callable 07/01/05 @ 102 (RB) (MBIA)
     5.700%, 07/01/08                                    2,000            2,101
Virginia State Housing Development Authority,
     Series D (RB)
     6.100%, 01/01/14                                    1,110            1,142
Virginia State Housing Development Authority,
     Series H (RB)
     6.200%, 07/01/04                                    1,000            1,020
Virginia State Peninsula Regional Jail Authority
     (RB) (MBIA)
     5.300%, 10/01/09                                    1,000            1,022
                                                                  --------------
                                                                          5,285
                                                                  --------------
WASHINGTON -- 12.6%
Clark County Public Utility District #1,
     Callable 01/01/01 @ 102 (RB) (FGIC)
     6.100%, 01/01/02                                    750                764
Clark County School District #37, Vancouver
     (GO) (FSA)
     5.250%, 12/01/14                                    1,515            1,519
Clark County School District #37, Vancouver,
     Callable 12/01/02 @ 100 (GO)
     6.100%, 12/01/04                                    1,000            1,029
Conservation & Renewable Energy Systems,
     Washington Conservation Project (RB)
     5.650%, 10/01/03                                      700              720
Grant County Public Utility District #2 (RB)
     5.750%, 01/01/02                                      670              679
Island County School District #206, South Widbey,
     Callable 12/01/04 @ 100 (GO) (AMBAC)
     5.750%, 12/01/06                                      700              726
King County, Series A, Pre-refunded 12/01/00
     @ 100 (GO)
     6.900%, 12/01/02 (B)                                  500              502
King County, Series B, Callable 12/01/07 @ 102 (GO)
     5.850%, 12/01/13                                    3,000            3,130
King County Public Hospital District #4 (RB)
     5.800%, 12/01/03                                      910              929


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      43)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
King County School District #403, Renton,
     Pre-refunded 12/01/02 @ 101 (GO)
     6.050%, 12/01/03 (B)                             $    875          $   911
King County School District #408, Auburn (GO)
     6.200%, 12/01/02                                      515              532
King County School District #415, Kent (GO)
     5.750%, 12/01/01                                      950              964
King County School District #415, Kent,
     Pre-refunded 06/01/04 @ 100 (GO) (AMBAC)
     6.450%, 06/01/06 (B)                                  920              977
Kitsap County School District #401, Central Kitsap,
     Pre-refunded 12/01/02 @ 101 (GO)
     6.625%, 12/01/08 (B)                                  750              789
Pierce County School District #320, Sumner (GO)
     6.000%, 12/01/06                                    1,000            1,041
Pierce County School District #401, Peninsula,
     Series A (GO)
     5.950%, 12/01/01                                      640              650
Pierce County School District #403, Bethel,
     Callable 12/01/01 @ 100 (GO)
     6.200%, 12/01/02                                    1,285            1,308
Pierce County School District #403, Bethel,
     Callable 12/01/02 @ 100 (GO)
     6.350%, 12/01/04                                      500              517
Pierce County Sewer Improvements (RB)
     5.000%, 02/01/02                                      500              500
Port Seattle Passenger Facility Charge,
     Series B (RB) (AMT) (AMBAC)
     5.000%, 12/01/07                                    3,000            3,005
Port Tacoma, Series A (GO)
     6.300%, 06/01/01                                      790              799
Snohomish County Housing Authority,
     Callable 04/01/06 @ 100 (RB)
     6.300%, 04/01/16                                    1,035            1,054
Snohomish County Public Utilities District #1,
     Callable 05/01/01 @ 100 (RB)
     5.850%, 11/01/17                                    1,000            1,000
Snohomish County School District #2, Everett,
     Series A, Callable 06/01/01 @ 100 (GO)
     6.700%, 06/01/02                                    1,200            1,216
Snohomish County School District #2, Everett,
     Pre-refunded 12/01/03 @ 102 (GO) (MBIA)
     6.000%, 12/01/06 (B)                                  950            1,007
Snohomish County School District #2, Everett,
     Callable 12/01/03 @ 102 (GO) (MBIA)
     6.000%, 12/01/06                                      850              895
Snohomish County School District #6, Mukilteo,
     Pre-refunded 06/01/01 @ 100 (GO)
     6.800%, 12/01/04 (B)                                  900              914
Snohomish County School District #6, Mukilteo (GO)
     6.250%, 12/01/01                                      900              918
Snohomish County Solid Waste, Pre-refunded
     12/01/01 @ 102 (GO) (MBIA)
     6.800%, 12/01/03 (B)                                  650              680
South Columbia Basin Irrigation District (RB)
     5.800%, 12/01/01                                      500              508


INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Spokane County Regional Solid Waste Management,
     Callable 12/01/02 @ 102 (RB) (AMBAC)
     6.400%, 12/01/03                                 $    800          $   839
Spokane County School District #81, Spokane (GO)
     5.900%, 12/01/02                                    1,000            1,029
Spokane County School District #356, Central Valley,
      Zero Coupon Bond (GO) (FGIC)
     5.030%, 12/01/14 (A)                                8,690            3,973
Spokane County Sewer, Callable 06/01/02 @ 100 (RB)
     6.150%, 06/01/05                                    1,470            1,505
Tacoma, Series A, Callable 07/01/02 @ 100 (GO)
     5.900%, 07/01/03                                      600              613
Tacoma Electric Systems,
     Pre-refunded 01/01/04 @ 100
     (AMBAC)
     6.000%, 01/01/06 (B)                                  185              193
Tacoma Electric Systems, (RB) (AMBAC)
     6.000%, 01/01/06                                    1,215            1,257
Tacoma Utility, Pre-refunded 12/01/01 @ 101
     (RB) (MBIA)
     6.200%, 12/01/03 (B)                                  575              592
Thurston County School District #111, Olympia,
     Pre-refunded 12/01/02 @ 100 (GO)
     6.700%, 12/01/03 (B)                                1,000            1,045
Washington State Housing Finance,
     Hearthstone Project,
     Callable 01/01/05 @ 102 (RB)
     6.000%, 01/01/10                                      810              847
Washington State Housing Finance, Single
     Family Mortgages (RB) (GNMA) (FNMA)
     6.700%, 07/01/02                                      140              142
Washington State Public Power Supply System,
     Nuclear Project #2, Series A (RB) (AMBAC)
     5.700%, 07/01/11                                    1,000            1,036
Washington State Public Power Supply System,
     Nuclear Project #3, Series B (RB)
     5.250%, 07/01/03                                    1,090            1,107
Washington State, Series A,
     Callable 04/01/01 @ 102 (COP) (MLO)
     6.800%, 04/01/05                                      705              726
Washington State, Series C (GO)
     5.500%, 07/01/14                                    2,275            2,339
Washington State, Series R (GO)
     6.200%, 09/01/01                                    1,000            1,016
                                                                  --------------
                                                                         48,442
                                                                  --------------
WISCONSIN -- 2.6%
Hartford Promisory Notes,
     Callable 09/01/08 @ 100 (GO) (FSA)
     5.250%, 09/01/09                                    1,575            1,609
Milwaukee County, Series A,
     Callable 09/01/02 @ 100 (GO)
     5.550%, 09/01/03                                    1,700            1,730
     5.875%, 09/01/07                                      500              511
Walworth County Promisory Notes,
     Callable 04/01/08 @ 100 (GO)
     5.500%, 04/01/09                                    1,500            1,554

The accompanying notes are an integral part of the financial statements.


(44      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                    PAR (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------------
Wisconsin State Health & Education Facilities
     Authority, Aurora Health Care, Series A,
     Callable 02/15/09 @ 101 (RB)
     5.500%, 02/15/20                               $    1,500         $  1,245
Wisconsin State Health & Education Facilities
     Authority, Monroe Clinic (RB)
     4.450%, 02/15/06                                      925              857
     4.700%, 02/15/09                                    1,060              955
Wisconsin State Housing & Economic Development
      Authority, Series A (GO)
     5.000%, 11/01/01                                    1,585            1,588
                                                                  --------------
                                                                         10,049
                                                                  --------------
WYOMING -- 0.2%
Sweetwater County, Pacific Power & Light
     Project, Pre-refunded 12/01/01 @ 100 (RB)
     6.500%, 12/01/07 (B)                                  700              716
                                                                  --------------

TOTAL MUNICIPAL BONDS
     (Cost $375,304)                                                    377,674
                                                                  --------------

RELATED PARTY MONEY MARKET FUND -- 0.4%
First American Tax Free Obligations Fund (C)         1,485,641            1,486
                                                                  --------------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $1,486)                                                        1,486
                                                                  --------------

TOTAL INVESTMENTS -- 98.7%
     (Cost $376,790)                                                    379,160
                                                                  --------------
OTHER ASSETS AND LIABILITIES, NET -- 1.3%                                 5,113
                                                                  --------------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value
     2 billion authorized) based on 858,261
     outstanding shares                                                $  9,451
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 35,861,737
     outstanding shares                                                 375,485
Accumulated net realized loss on investments                             (3,033)
Net unrealized appreciation of investments                                2,370
                                                                  --------------
TOTAL NET ASSETS -- 100.0%                                             $384,273
                                                                  --------------
Net asset value and redemption price per share
-- Class A                                                             $  10.48
Maximum sales charge of 2.50%  (D)                                         0.27
                                                                  --------------
Offering price per share -- Class A                                    $  10.75
                                                                  --------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                        $  10.46
                                                                  --------------

INTERMEDIATE TAX FREE FUND (CONCLUDED)

--------------------------------------------------------------------------------
(A) The rate shown is the effective yield at the time of purchase.

(B) Pre-refunded issues are typically backed by U.S. Government obligations or municipal bonds. These bonds mature at the call date and price indicated.

(C) This money market fund is advised by U.S. Bank National Association who also serves as Advisor for this Fund. See also the notes to the financial statements.

(D) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.50%.

ACA--American Capital Access

AG--Asset Guaranty

AMBAC--American Municipal Bond Assurance Corporation

AMT--Alternative Minimum Tax. As of September 30, 2000, the aggregate market value of securities subject to the AMT was $25,221,000, which represents 6.6% of net assets.

COP--Certificates of Participation

FGIC--Financial Guaranty Insurance Company

FHA--Federal Housing Authority

FHLMC--Federal Home Loan Mortgage Corporation

FNMA--Federal National Mortgage Association

FSA---Financial Security Assurance

GNMA--Government National Mortgage Association

GO--General Obligation

MBIA--Municipal Bond Insurance Association

MERC--Mercantile Bank

MLO--Municipal Lease Obligation

MSDCEP--Minnesota School District Credit Enhancement Program

PSFG--Permanent School Fund Guaranty

RB--Revenue Bond

SBGT--School Board Guaranty Trust

VA--Veterans Administration


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      45)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

MINNESOTA INTERMEDIATE TAX FREE FUND

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.6%
REVENUE BONDS -- 53.5%
AUTHORITY -- 1.9%
St. Paul Port Authority, Hotel Facilities,
     Radisson Kellogg Project, Series 2
     6.700%, 08/01/07                                  $ 1,800    $       1,778
St. Paul Port Authority, Hotel Facilities,
     Radisson Kellogg Project, Series 2,
     Callable 08/01/08 @ 103
     6.875%, 08/01/10                                    1,685            1,671
Stearns County Housing & Redevelopment
     Authority (FSA) (MLO)
     4.950%, 02/01/09                                    1,540            1,546
                                                                  --------------

                                                                           4,995
                                                                  --------------
BUILDING -- 0.6%
Washington County Housing & Redevelopment
     Authority, Jail Facility,
     Callable 02/01/03 @ 100 (MBIA) (MLO)
     5.400%, 02/01/08                                    1,580            1,600
                                                                   -------------
ECONOMIC DEVELOPMENT -- 1.6%
Minnesota State Agricultural & Economic
     Development Board, Small Business
     Development, Series B (AMT)
     6.500%, 08/01/08                                    1,335            1,359
Minnesota State Agricultural & Economic
     Development Board, Small Business
     Development, Series C (AMT)
     6.625%, 08/01/08                                    1,210            1,241
Minnesota State Agricultural & Economic
     Development Board, Small Business
     Development, Series C,
     Pre-refunded 08/01/04 @100 (AMT)
     5.500%, 08/01/10 (A)                                1,525            1,562
                                                                   -------------

                                                                           4,162
                                                                   -------------
EDUCATION -- 2.9%
Minnesota State Higher Education Facilities Authority,
     Augsburg College
     4.500%, 10/01/06                                      505              481
     4.850%, 10/01/09                                      520              496
Minnesota State Higher Education Facilities Authority,
     Augsburg College, Callable 10/01/09 @ 100
     5.000%, 10/01/11                                      500              474
     5.000%, 10/01/12                                      500              468
Minnesota State Higher Education Facilities Authority,
     Carleton College, Callable 05/01/06 @ 100
     5.750%, 11/01/12                                    1,375            1,417
Minnesota State Higher Education Facilities Authority,
     St. Benedict College, Callable 03/01/07 @ 100
     4.875%, 03/01/08                                    1,000              970
     5.100%, 03/01/11                                    2,885            2,787
Minnesota State Higher Education Facilities Authority,
     University of St. Thomas, Series 4
     5.250%, 04/01/12                                      385              385
                                                                   -------------

                                                                           7,478
                                                                   -------------

MINNESOTA INTERMEDIATE TAX FREE FUND

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
HEALTHCARE -- 11.3%
Austin Housing & Redevelopment Authority,
     Gerard Project Health Care Facilities,
     Callable 09/01/09 @ 102
     6.625%, 09/01/19                                  $ 1,540     $      1,400
Cuyuna Range Hospital District, Series A,
     Callable 06/01/07 @ 102
     5.500%, 06/01/10                                      435              394
     5.650%, 06/01/12                                      940              839
Duluth Economic Development Authority, Health
     Care Facility, Escrowed to Maturity (AMBAC)
     6.100%, 11/01/04                                      250              264
Duluth Economic Development Authority, Health Care
     Facility, Pre-refunded 11/01/02 @ 102 (AMBAC)
     6.100%, 11/01/04 (A)                                  650              683
Hastings Health Care Facility, Callable 09/15/08
     @ 100 (ACA)
     5.000%, 09/15/13                                      500              461
Minneapolis & St. Paul Housing & Redevelopment
     Authority, Healthspan, Series A,
     Callable 11/15/03 @ 102 (AMBAC)
     5.000%, 11/15/13                                    2,000            1,938
Minnesota Agricultural & Economic Development
     Board, Benedictine Health, Series A (MBIA)
     5.000%, 02/15/10                                    3,815            3,838
Minnesota Agricultural & Economic Development
     Board, Fairview Hospital Project, Series A,
     Callable 11/15/07 @ 102 (MBIA)
     5.400%, 11/15/08                                    1,000            1,038
     5.500%, 11/15/17                                    1,500            1,488
     5.750%, 11/15/26                                      500              499
New Hope Housing & Health Care Facilities,
     Masonic Home North Ridge
     5.000%, 03/01/04                                      330              317
     5.100%, 03/01/05                                      550              523
     5.200%, 03/01/06                                      645              607
     5.300%, 03/01/07                                      685              639
New Hope Housing & Health Care Facilities,
     Masonic Home North Ridge,
     Callable 03/01/09 @ 102
     5.500%, 03/01/10                                      500              452
Plymouth Health Facilities, Callable 06/01/04
     @ 102 (CGIC) (FSA)
     6.200%, 06/01/11                                    1,360            1,439
Rochester, St. Mary's Hospital, Escrowed to Maturity
     5.750%, 10/01/07                                    2,165            2,221
St. Cloud Health Care
     5.500%, 05/01/07                                      500              518
     5.500%, 05/01/08                                    1,450            1,504
St. Louis Park Health Care Facilities,
     Callable 07/01/03 @ 102 (AMBAC)
     4.600%, 07/01/05                                    6,000            5,902
St. Paul Housing & Redevelopment Authority,
     Health Care Facility, Regions Hospital Project
     5.000%, 05/15/06                                    1,000              955
     5.000%, 05/15/08                                    1,195            1,110
                                                                   -------------

                                                                          29,029
                                                                   -------------

The accompanying notes are an integral part of the financial statements.


(46      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
HOUSING -- 7.1%
Coon Rapids Multifamily Housing, Woodland North
     Apartments, Callable 12/01/03 @ 100 (FHA)
     5.625%, 12/01/09                                    $ 400     $        402
Coon Rapids Single Family Housing,
     Callable 09/01/04 @ 102
     5.900%, 09/01/06                                      415              417
Dakota County Housing & Redevelopment Authority,
     Single Family Mortgages,
     Callable 04/01/04 @ 102 (AMT) (FNMA)
     6.250%, 10/01/04                                      600              605
Dakota County Housing & Redevelopment Authority,
     Single Family Mortgages,
     Callable 10/01/07 @ 101.5 (AMT) (GNMA)
     5.125%, 10/01/20                                    1,353            1,343
Dakota County Housing & Redevelopment Authority,
     South St. Paul, Callable 09/01/01 @ 100
     (FHA) (GNMA) (VA)
     7.250%, 03/01/06                                      220              221
Dakota, Washington & Stearns Counties Housing &
     Redevelopment Authority, Single Family
     Mortgages, Callable 03/01/04 @ 102
     (AMT) (FNMA)
     6.000%, 09/01/04                                      135              136
     6.500%, 09/01/10                                      215              219
Minneapolis & St. Paul Housing Finance Board,
     Single Family Mortgages, Series A,
     Callable 06/01/01 @ 100
     (AMT) (FHA) (GNMA) (VA)
     7.875%, 12/01/12                                      120              120
Minneapolis Mortgage Revenue, Zero Coupon Bond,
     Callable 10/01/05 @ 100
     7.100%, 10/01/12 (B)                                2,950            1,347
Minnesota State Housing Finance Agency, Rental
     Housing, Series D (MBIA)
     5.050%, 08/01/03                                      785              788
     5.150%, 08/01/04                                      760              764
Minnesota State Housing Finance Agency, Rental
     Housing, Series D,
     Callable 02/01/05 @ 102 (MBIA)
     5.450%, 08/01/07                                    2,370            2,390
Minnesota State Housing Finance Agency,
     Single Family Mortgages, Series B,
     Callable 07/01/09 @ 100 (AMT)
     5.550%, 07/01/24                                    1,000            1,010
Minnesota State Housing Finance Agency,
     Single Family Mortgages, Series C,
     Callable 01/01/01 @ 102 (FHA) (VA)
     6.600%, 07/01/02                                      165              169
Moorhead Economic Development Authority,
     Eventide Senior Housing, Series B,
     Callable 06/01/04 @ 102
     5.750%, 06/01/16                                    1,360            1,143
South St. Paul Housing & Redevelopment Authority,
     Single Family Mortgages,
     Callable 09/01/05 @ 100 (FNMA)
     5.100%, 09/01/07                                      765              772
St. Louis Park Housing & Redevelopment Authority,
     Single Family Mortgages,
     Callable 04/20/03 @ 100 (GNMA)
     6.500%, 10/20/03                                      123              125

MINNESOTA INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
St. Paul Housing & Redevelopment Authority,
     Downtown & Seventh Place Project, Escrowed
     to Maturity, Callable 09/01/03 @ 101 (AMBAC)
     5.200%, 09/01/04                                  $ 4,000     $      4,074
St. Paul Housing & Redevelopment Authority,
     Downtown & Seventh Place Project, Escrowed
     to Maturity, Callable 09/01/04 @ 100 (AMBAC)
     5.350%, 09/01/07                                    1,500            1,544
Vadnais Heights, Single Family Mortgages
     5.500%, 11/01/04                                      445              450
     6.000%, 11/01/09                                      260              264
                                                                   -------------

                                                                          18,303
                                                                   -------------
IMPROVEMENTS -- 0.2%
Minnesota State Retirement Systems Building,
     Callable  06/01/10 @ 100
     5.450%, 06/01/12                                      550              567
                                                                   -------------
POLLUTION CONTROL -- 2.7%
Minnesota State Public Facilities Authority, Water
     Pollution Control, Callable 03/01/07 @ 100
     5.000%, 03/01/09                                    2,000            2,017
Minnesota State Public Facilities Authority, Water
     Pollution Control, Series A,
     Callable 03/01/08 @ 100
     4.500%, 03/01/10                                    5,000            4,821
                                                                   -------------
                                                                           6,838
                                                                   -------------
TAX REVENUE -- 4.2%
Bloomington Port Authority, Mall of America Project,
     Series A (FSA)
     5.000%, 02/01/02                                    1,585            1,596
     4.800%, 02/01/08                                      500              500
     4.900%, 02/01/09                                    1,000            1,003
Bloomington Port Authority, Mall of America Project,
     Series A, Callable 02/01/04 @ 100 (FSA)
     5.450%, 02/01/09                                      925              929
Minneapolis Community Development Agency,
     Zero Coupon Bond (MBIA)
     6.240%, 03/01/02 (B)                                5,000            4,680
St. Paul Port Authority, Energy Park,
     Tax Increment (FSA)
     5.000%, 02/01/08                                    2,100            2,119
                                                                   -------------

                                                                          10,827
                                                                   -------------
TRANSPORTATION -- 4.0%
Minneapolis & St. Paul Metropolitan Airports
     Commission, Series B (AMT) (AMBAC)
     5.500%, 01/01/07                                    2,140            2,213
Minneapolis & St. Paul Metropolitan Airports
     Commission, Series B (AMT) (FGIC)
     5.750%, 01/01/10                                    2,880            3,029
Minneapolis & St. Paul Metropolitan Airports
     Commission, Series B,
     Callable 01/01/08 @ 101 (AMT) (AMBAC)
     5.500%, 01/01/09                                    2,500            2,587


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      47)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Minneapolis & St. Paul Metropolitan Airports
     Commission, Series B,
     Callable 01/01/09 @ 101 (AMT) (FGIC)
     5.625%, 01/01/14                                  $ 1,000     $      1,014
Puerto Rico Commonwealth, Highway Transportation
     Authority, Series X (MBIA)
     5.500%, 07/01/13                                    1,250            1,318
                                                                   -------------

                                                                          10,161
                                                                   -------------
UTILITIES -- 17.0%
Anoka County Resource Recovery,
     Northern States Power
     4.400%, 12/01/05                                    2,300            2,250
Chaska Electric, Series A
     5.500%, 10/01/06                                      610              628
     5.550%, 10/01/07                                      645              665
     5.600%, 10/01/08                                      680              702
     5.650%, 10/01/09                                      720              747
     5.650%, 10/01/10                                      760              788
Minnesota State Public Facilities Authority,
     Drinking Water, Series B,
     Callable 03/01/09 @ 100
     5.125%, 03/01/19                                    2,000            1,896
Minnesota State Public Facilities Authority, Water
     Pollution Control, Series B,
     Callable 03/01/01 @ 102
     6.350%, 03/01/03                                      500              514
Northern Minnesota Municipal Power Agency,
     Electric Systems (FSA)
     5.500%, 01/01/07                                    2,000            2,078
     5.500%, 01/01/08                                    2,115            2,201
Northern Minnesota Municipal Power Agency,
     Electric Systems, Series A (AMBAC)
     5.500%, 01/01/03                                    2,500            2,550
Northern Minnesota Municipal Power Agency,
     Electric Systems, Series A,
     Pre-refunded 01/01/03 @ 102 (AMBAC)
     5.600%, 01/01/04 (A)                                1,900            1,977
     5.900%, 01/01/07 (A)                                1,800            1,885
Southern Minnesota Municipal Power Agency,
     Series A, Callable 01/01/03 @ 102 (FGIC)
     5.000%, 01/01/06                                    1,500            1,512
Southern Minnesota Municipal Power Agency,
     Series A, Callable 01/01/09 @ 101 (AMBAC)
     5.000%, 01/01/11                                    1,270            1,268
Southern Minnesota Municipal Power Agency,
     Series A, Zero Coupon Bond (MBIA)
     6.180%, 01/01/20 (B)                                3,500            1,157
     5.960%, 01/01/21 (B)                                5,000            1,552
Southern Minnesota Municipal Power Agency,
     Series B (MBIA)
     4.850%, 01/01/07                                    1,875            1,877
St. Paul Sewer, Callable 06/01/03 @ 100 (AMBAC)
     5.350%, 12/01/04                                    3,000            3,055
     5.450%, 12/01/05                                    5,000            5,098
Western Minnesota Municipal Power Agency,
     Callable 01/01/03 @ 100 (AMBAC)
     6.500%, 01/01/04                                    1,980            2,029

MINNESOTA INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Western Minnesota Municipal Power Agency,
     Series A, Callable 01/01/06 @ 102 (AMBAC)
     5.500%, 01/01/11                                  $ 5,000     $      5,138
     5.500%, 01/01/13                                    2,000            2,031
                                                                   -------------

                                                                          43,598
                                                                   -------------

TOTAL REVENUE BONDS                                                     137,558
                                                                   -------------
GENERAL OBLIGATIONS -- 40.0%
Anoka County
     5.550%, 02/01/05                                    2,000            2,023
Anoka County Capital Improvements, Series B
     4.550%, 01/01/11                                    1,960            1,870
Anoka-Hennepin Independent School District #11,
     Series C, Callable 02/01/03 @
     100 (FGIC) (MSDCEP)
     4.875%, 02/01/07                                    3,300            3,308
Anoka-Hennepin Independent School District #11,
     Series A, Callable 02/01/10 @ 100 (MSDCEP)
     5.300%, 02/01/12                                    1,000            1,013
     5.375%, 02/01/13                                      600              607
Becker Tax Increment, Series D, Callable 08/01/04
     @ 100 (AMT) (MBIA)
     6.000%, 08/01/07                                    3,955            3,998
Bloomington Independent School District #271,
     Callable 02/01/10 @ 100 (MSDCEP)
     5.250%, 02/01/11                                    1,000            1,017
Burnsville Independent School District #191 (MSDCEP)
     5.000%, 02/01/08                                      640              649
Burnsville Independent School District #191,
     Callable 02/01/08 @ 100 (MSDCEP)
     5.000%, 02/01/09                                    1,225            1,237
Chaska Independent School District #112,
     Series A (MSDCEP)
     4.600%, 02/01/07                                    1,000              992
     4.800%, 02/01/10                                    2,220            2,201
Dakota County Capital Improvements, Series C
     4.850%, 02/01/10                                    1,000              997
Eden Prairie Water & Sewer, Series A,
     Zero Coupon Bond
     4.700%, 12/01/06 (B)                                2,090            1,545
Fridley School District #14, Callable 02/01/05
     @ 100 (FSA)
     5.350%, 02/01/26                                    5,000            4,790
Hastings Independent School District #200,
     Series A, Callable 02/01/08 @ 100 (MSDCEP)
     5.000%, 02/01/11                                    1,095            1,092
Lakeville Independent School District #194,
     Callable 02/01/09 @ 100 (MSDCEP)
     5.000%, 02/01/16                                    2,500            2,371
Lakeville Independent School District #194,
     Series A, Callable 02/01/08 @ 100 (MSDCEP)
     5.125%, 02/01/22                                    6,000            5,585
Minneapolis, Series B, Callable 09/01/05 @ 100
     5.050%, 03/01/06                                    6,000            6,125
Minneapolis, Series C, Pre-refunded 03/01/02
     @ 100
     6.250%, 03/01/03 (A)                                1,000            1,024
     6.350%, 03/01/04 (A)                                1,200            1,231

The accompanying notes are an integral part of the financial statements.


(48      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Minneapolis, Series C, Callable 04/01/02 @ 102
     6.150%, 10/01/05                                  $ 2,400     $      2,500
Minneapolis School District #1,
     Callable 02/01/06 @ 100 (MSDCEP)
     5.000%, 02/01/07                                    1,000            1,013
     5.000%, 02/01/07                                    1,025            1,038
Minneapolis School District #1 (MSDCEP)
     4.500%, 02/01/08                                    1,450            1,423
Minneapolis & St. Paul Metropolitan Airports
     Commission, Series 8,
     Callable 01/01/02 @ 100 (AMT)
     6.100%, 01/01/03                                    1,500            1,528
     6.350%, 01/01/04                                    2,500            2,552
Minnesota State, Callable 08/01/07 @ 100
     4.800%, 08/01/11                                    2,710            2,681
     4.850%, 08/01/12                                    4,920            4,841
Mounds View Independent School District #621,
     Series A (MSDCEP)
     5.250%, 02/01/10                                    1,230            1,262
Mounds View Independent School District #621,
     Series A, Callable 02/01/11 @ 100 (MSDCEP)
     5.250%, 02/01/12                                    1,000            1,010
North St. Paul Independent School District #622,
     Series A, Callable 02/01/07 @100 (MSDCEP)
     5.125%, 02/01/25                                    2,000            1,847
Olmsted County Resource Recovery, Series A,
     Callable 02/01/02 @ 100
     5.800%, 02/01/04                                    1,850            1,877
Osseo Independent School District #279,
     Callable 02/01/03 @ 100 (FGIC)
     5.400%, 02/01/05                                    1,525            1,550
Pipestone-Jasper Independent School District
     #2689, Callable 3/01/09 @100 (FGIC)
     5.400%, 03/01/13                                    1,095            1,114
Puerto Rico Commonwealth (MBIA)
     6.000%, 07/01/14                                    1,605            1,765
Red Wing Independent School District #256,
     Series A, Callable 02/01/03 @ 100
     5.250%, 02/01/05                                    1,010            1,021
Richfield Independent School District #280 (FGIC)
     4.550%, 02/01/03                                    4,550            4,536
Robbinsdale Independent School District #281
     (MSDCEP)
     5.000%, 02/01/08                                    1,000            1,013
Rosemount Independent School District #196,
     Series A, Callable 06/01/04 @ 100
     5.625%, 06/01/07                                    1,400            1,446
Rosemount Independent School District #196,
     Series A, Callable 06/01/08 @ 100 (MSDCEP)
     4.375%, 06/01/10                                    1,930            1,827
Sauk Rapids Independent School District #47,
     Series B, Zero Coupon Bond,
     Callable 02/01/11 @ 94.626 (FSA)
     5.570%, 02/01/12 (B)                                1,790              973
Sauk Rapids Independent School District #47,
     Series B, Zero Coupon Bond,
     Callable 02/01/11 @ 89.368 (FSA)
     5.700%, 02/01/13 (B)                                1,055              536
Savage, Series A (FGIC)
     5.200%, 02/01/05                                    1,000            1,022
Savage, Series A, Callable 02/01/06 @ 100 (FGIC)
     5.350%, 02/01/07                                    1,000            1,029
     5.500%, 02/01/08                                    1,000            1,033

MINNESOTA INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
St. Cloud, Series A
     6.000%, 08/01/02                                  $ 1,000     $      1,019
St. Louis Park Independent School District #283,
     Callable 02/01/01 @ 100
     5.900%, 02/01/04                                    1,000            1,005
St. Louis Park Independent School District #283,
     Callable 02/01/09 @ 100 (MSDCEP)
     5.250%, 02/01/10                                    1,500            1,535
     5.600%, 02/01/15                                      725              736
St. Paul Independent School District #625, Series B,
     Callable 02/01/04 @ 100
     5.800%, 02/01/07                                    1,000            1,031
St. Paul Independent School District #625,
     Series C (MLO)
     5.850%, 02/01/07                                    1,000            1,034
Stillwater Independent School District #834,
     Callable 02/01/02 @ 100 (FGIC)
     5.200%, 02/01/03                                    2,500            2,520
Stillwater Independent School District #834,
     Callable 02/01/09 @100 (MSDCEP)
     4.750%, 02/01/11                                    2,140            2,087
Virgin Islands Special Tax, Pre-refunded 10/01/01
     @102
     7.750%, 10/01/06 (A)                                  300              313
Washington County, Raymie Johnson Apartments,
     Series C (FGIC)
     6.000%, 01/01/10                                    1,340            1,387
West St. Paul Independent School District #197,
     Zero Coupon Bond (MBIA)
     5.900%, 02/01/05 (B)                                2,000            1,627
Willmar Independent School District #347, Series A,
     Callable 02/01/06 @ 100 (MSDCEP)
     5.150%, 02/01/09                                    1,160            1,177
Willmar Independent School District #347, Series C,
     Pre-refunded 02/01/02 @ 100 (AMBAC)
     6.150%, 02/01/09 (A)                                1,000            1,021
                                                                   -------------

                                                                         102,604
                                                                   -------------
CERTIFICATES OF PARTICIPATION -- 5.1%
Hennepin County Lease Revenue (MLO)
     4.650%, 11/15/08                                    1,275            1,259
Hennepin County Lease Revenue,
     Callable 11/15/08 @ 100 (MLO)
     5.375%, 11/15/09                                    2,280            2,353
Minneapolis Special School District #1, Series A (MLO)
     4.375%, 02/01/07                                    1,000              975
Minneapolis Special School District #1, Series A,
     Callable 02/01/06 @ 100 (MBIA) (MLO)
     5.900%, 02/01/11                                    2,150            2,237
Minneapolis Special School District #1, Series B,
     Callable 02/01/03 @ 100 (AMBAC) (MLO)
     5.400%, 02/01/04                                    2,000            2,035
     5.500%, 02/01/05                                    2,000            2,037
St. Cloud Law Enforcement Center,
     Pre-refunded 02/01/01 @ 100 (MLO)
     5.750%, 02/01/02 (A)                                1,000            1,004
St. Paul Science Museum, Escrowed to Maturity (MLO)
     7.500%, 12/15/01                                      226              230
Washington County Housing & Redevelopment
     Authority, Jail Facility, Escrowed To Maturity
     (MLO) 6.500%, 02/01/01                              1,000            1,007
                                                                   -------------

                                                                         13,137
                                                                   -------------


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      49)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

MINNESOTA INTERMEDIATE TAX FREE FUND (CONCLUDED)

DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
     (Cost $251,018)                                               $    253,299
                                                                   -------------

MONEY MARKET FUND -- 0.4%
Federated Minnesota Municipal Cash Trust             1,064,042           1,064
                                                                   -------------

TOTAL MONEY MARKET FUND
     (Cost $1,064)                                                       1,064
                                                                   -------------

TOTAL INVESTMENTS -- 99.0%
     (Cost $252,082)                                                    254,363
                                                                   -------------
OTHER ASSETS AND LIABILITIES, NET -- 1.0%                                 2,459
                                                                   -------------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 1,272,863
     outstanding shares                                            $     12,844
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 25,030,639
     outstanding shares                                                 242,249
Undistributed net investment income                                          29
Accumulated net realized loss on investments                               (581)
Net unrealized appreciation of investments                                2,281
                                                                   -------------
TOTAL NET ASSETS -- 100.0%                                         $    256,822
                                                                   -------------
Net asset value and redemption price per share -- Class A          $       9.80
Maximum sales charge of 2.50%  (C)                                         0.25
                                                                   -------------
Offering price per share -- Class A                                $      10.05
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                    $       9.76
                                                                   -------------

(A) Pre-refunded issues are typically backed by U.S. Government obligations or municipal bonds. These bonds mature at the call date and price indicated.

(B) The rate shown is the effective yield at the time of purchase.

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.50%.

ACA--American Capital Access
AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax. As of September 30, 2000, the aggregate market value of securities subject to the AMT was $24,516,000 which represents 9.6% of net assets.
CGIC--Capital Guaranty Insurance Company
FGIC--Financial Guaranty Insurance Corporation
FHA--Federal Housing Authority
FNMA--Federal National Mortage Association
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Insurance Association
MLO--Municipal Lease Obligation
MSDCEP--Minnesota School District Credit Enhancement Program
VA--Veterans Administration

MINNESOTA TAX FREE FUND

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.9%
REVENUE BONDS -- 70.6%
AUTHORITY -- 2.2%
Minnesota Agricultural & Economic Development Board,
     Series B, Callable 08/01/08 @ 102
     7.250%, 08/01/20                                  $ 1,000          $ 1,025
St. Paul Port Authority, Radisson Kellogg Project,
     Series 2, Callable 08/01/08 @ 103
     7.375%, 08/01/29                                    2,000            1,956
                                                                   -------------

                                                                          2,981
                                                                   -------------
BUILDING -- 0.9%
Hastings Housing & Redevelopment Authority,
     Cross-over refunded 02/01/03 @ 100 (MLO)
     6.500%, 02/01/14 (A)                                1,000            1,042
Washington County, Housing & Redevelopment
     Authority, Jail Facility
     5.000%, 02/01/03                                      255              258
                                                                   -------------

                                                                          1,300
                                                                   -------------
ECONOMIC DEVELOPMENT -- 7.2%
Minnesota Agricultural & Economic Development
     Board, Evangelical Lutheran Project,
     Callable 12/01/08 @ 102 (AMBAC)
     5.000%, 12/01/15                                      900              861
Minnesota Agricultural & Economic Development
     Board, Evangelical Lutheran Project,
     Callable 08/01/10 @ 102
     6.625%, 08/01/25                                    1,500            1,485
Minnesota Agricultural & Economic Development
     Board, Health Care System, Series A,
     Callable 11/15/10 @ 101
     6.375%, 11/15/29                                    5,000            5,069
Minnesota Agricultural & Economic Development
     Board, Small Business Development, Series C,
     Callable 08/01/08 @ 102 (AMT)
     7.250%, 08/01/20                                    1,385            1,395
Minnesota Agricultural & Economic Development
     Board, Small Business Development, Series D,
     Callable 08/01/08 @ 102 (AMT)
     7.250%, 08/01/20                                    1,120            1,105
                                                                   -------------

                                                                          9,915
                                                                   -------------
EDUCATION -- 6.8%
Minneapolis Gateway Project, Callable 12/01/07 @ 100
     5.250%, 12/01/17                                    1,000              968
Minnesota State Higher Education Facilities Authority,
     Augsburg College, Series 4-F1,
     Callable 05/01/06 @ 102
     6.250%, 05/01/23                                    1,500            1,506
Minnesota State Higher Education Facilities Authority,
     Carleton College, Callable 05/01/06 @ 100
     5.750%, 11/01/12                                    1,050            1,082
Minnesota State Higher Education Facilities Authority,
     Carleton College, Callable 11/01/07 @ 100
     5.400%, 11/01/15                                    1,500            1,500

The accompanying notes are an integral part of the financial statements.


(50      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Minnesota State Higher Education Facilities
     Authority, College of Art & Design,
     Series 5-D, Callable 5/01/10 @ 100
     6.625%, 05/01/20                                  $ 1,000     $      1,014
Minnesota State Higher Education Facilities
     Authority, College of St. Benedict,
     Callable 03/01/04 @ 100
     6.200%, 03/01/14                                      245              250
     6.375%, 03/01/20                                      140              142
Minnesota State Higher Education Facilities
     Authority, College of St. Benedict,
     Pre-refunded 03/01/04 @ 100
     6.200%, 03/01/14 (A)                                  655              686
     6.375%, 03/01/20 (A)                                  360              379
Minnesota State Higher Education Facilities
     Authority, St. John's University,
     Callable 10/01/07 @ 100
     5.350%, 10/01/17                                      500              482
Minnesota State Higher Education Facilities
     Authority, University of St. Thomas,
     Series 4-A1, Callable 10/01/06 @ 100
     5.625%, 10/01/21                                      500              492
Minnesota State Higher Education Facilities
     Authority, Vermillion Community College,
     Callable 01/01/04 @ 102
     5.750%, 01/01/13                                      750              766
                                                                   -------------

                                                                          9,267
                                                                   -------------
HEALTHCARE -- 16.9%
Brooklyn Center Health Care Facility,
     Callable 12/01/03 @ 102
     7.600%, 12/01/18                                      900              808
Chisago Health Facilities Authority,
     Callable 07/01/05 @ 102
     7.300%, 07/01/25                                      400              403
Cuyana Range Hospital District, Series A,
     Callable 06/01/07 @ 102
     6.000%, 06/01/29                                    3,000            2,466
Duluth Economic Development Authority,
     Health Care Facilities,
     Pre-refunded 11/01/02 @ 100 (AMBAC)
     6.300%, 11/01/22 (A)                                  145              153
Fergus Falls Health Care Facilities Authority,
     Series A,
     Callable 11/01/04 @ 102
     7.000%, 11/01/19                                    1,000              954
Glencoe Health Care Facilities,
     Pre-refunded 12/01/00 @ 100
     8.500%, 12/01/15 (A)                                  575              579
Glencoe Hospital Board, Callable 08/01/04 @ 102
     6.750%, 04/01/16                                    1,100            1,034
Golden Valley, Covenant Retirement Communities,
     Series A, Callable 12/01/09 @ 101
     5.500%, 12/01/29                                    1,750            1,528
Litchfield Health Care Facilities,
     Pre-refunded 08/01/01 @ 102
     8.750%, 08/01/20 (A)                                  500              527
Minneapolis & St. Paul Housing & Redevelopment
     Authority, Series A (FSA)
     5.600%, 08/15/12                                      250              256

MINNESOTA TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Minneapolis Nursing Home Revenue,
     Pre-refunded 05/01/01 @ 100
     8.000%, 05/01/21 (A)                                $ 250     $        255
Minnesota Agricultural & Economic Development
     Board, Benedictine Health, Series A,
     Callable 02/15/10 @ 102 (MBIA)
     5.250%, 02/15/15                                    2,000            1,962
Minnesota Agricultural & Economic Development
     Board, Fairview Hospital Project, Series A,
     Callable 11/15/07 @ 102 (MBIA)
     5.500%, 11/15/11                                      500              516
     5.500%, 11/15/17                                    1,000              992
Monticello, Big Lake Community Hospital,
     Callable 12/01/09 @ 100
     5.750%, 12/01/19                                    1,000              821
Monticello, Big Lake Community Hospital, Series A
     4.700%, 12/01/03                                      125              121
New Hope, Housing & Healthcare Facilities Authority
     4.400%, 03/01/01                                      540              537
     4.600%, 03/01/02                                      700              688
Olmstead County, Hiawatha Homes Project,
     Callable 07/01/03 @ 102
     6.500%, 07/01/16                                      205              188
Rochester Health Care Facilities Authority,
     Mayo Foundation, Series A,
     Callable 05/15/08 @ 101
     5.500%, 11/15/27                                    4,000            3,866
Roseau Area Hospital District,
     Callable 10/01/01 @ 100
     7.200%, 10/01/11                                      230              231
     7.200%, 10/01/12                                      250              251
     7.200%, 10/01/13                                      250              251
St. Cloud Health Care, St. Cloud Hospital Obligation
     Group, Series A, Callable 05/01/10 @ 101
     5.750%, 05/01/26                                    2,500            2,500
St. Paul Housing & Redevelopment Authority,
     Callable 05/15/09 @ 100
     5.250%, 05/15/18                                    1,000              845
Worthington, Series A, Callable 12/01/02 @ 100
     6.500%, 12/01/10                                      380              369
                                                                   -------------

                                                                         23,101
                                                                   -------------
HOUSING -- 16.8%
Austin Housing & Redevelopment Authority,
     Callable 01/01/06 @ 102
     7.250%, 01/01/26                                      500              511
Coon Rapids Multifamily Housing, Margaret Place,
     Callable 11/01/07 @ 102
     6.250%, 05/01/18                                      500              470
Coon Rapids Multifamily Housing, Woodland North
     Apartments, Callable 12/01/03 @ 100 (FHA)
     5.625%, 12/01/09                                      825              829
Dakota County Housing & Redevelopment Authority,
     Callable 09/01/01 @ 100 (GNMA)
     8.100%, 09/01/12                                      200              202
Eden Prairie Multifamily Housing, Lincoln Park Project,
     Series A-1, Callable 07/20/10 @ 103.5 (GNMA)
     6.400%, 07/20/20 (B)                                1,000            1,025
Eden Prairie Multifamily Housing, Parkway Apartments
     Project, Series A, Callable 02/20/07 @ 104
     5.700%, 08/20/22 (B)                                1,000              994


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      51)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Fairmont Senior Housing Mortgage,
     Callable 07/01/02 @ 102
     8.500%, 07/01/15                                    $ 900     $        928
Hopkins Elderly Housing, Series A (GNMA)
     5.600%, 11/20/17                                      500              489
Hopkins, Multifamily Housing Renaissance Project,
     Callable 04/01/07 @102
     6.250%, 04/01/15                                      500              509
Maple Grove Multifamily Housing (WF)
     4.100%, 11/01/31 (C)                                  200              200
Minneapolis Multifamily Housing, Churchill Project,
     Callable 10/01/11 @ 102 (FHA)
     7.050%, 10/01/22                                      750              776
Minneapolis Multifamily Housing, Seward Towers
     Project, Callable 12/20/01 @ 101 (GNMA)
     7.375%, 12/20/30                                    1,370            1,402
Minneapolis Multifamily Housing, Trinity Housing
     Project, Callable 02/01/01 @ 102
     7.875%, 02/01/06                                      185              191
     8.250%, 02/01/18                                    2,625            2,708
Minnesota State Housing Development Service,
     Callable 02/01/02 @ 102
     7.050%, 08/01/27                                      500              519
Minnesota State Housing Finance Agency, Single
     Family Mortgage, Series C,
     Callable 07/01/09 @ 100 (AMT)
     6.100%, 07/01/30                                    1,000            1,011
Moorhead Economic Development Authority,
     Series B, Callable 06/01/04 @ 102
     6.000%, 06/01/29                                    1,900            1,556
Roseville Housing Facilities Authority,
     Pre-refunded 10/01/03 @ 102
     7.125%, 10/01/13 (A)                                2,000            2,168
St. Anthony Housing & Redevelopment Authority,
     Callable 05/20/06 @ 102 (GNMA) (FHA)
     6.250%, 11/20/25                                    1,500            1,522
St. Cloud Housing & Redevelopment Authority,
     Pre-refunded 12/01/00 @ 102
     7.500%, 12/01/18 (A)                                  500              512
St. Louis Park Multifamily Housing (GNMA)
     5.250%, 11/01/20                                      500              459
St. Louis Park Multifamily Housing,
     Callable 12/01/05 @ 102 (FHA)
     6.250%, 12/01/28                                      500              507
St. Paul Housing & Redevelopment Authority,
     Como Lake Project, Series B,
     Callable 03/01/01 @ 100 (FHA)
     7.500%, 03/01/26 (D)                                1,500            1,467
Washington County, Housing & Redevelopment
     Authority, Briar Pond Project,
     Callable 08/20/09 @ 100
     5.600%, 08/20/34                                    1,000              942
White Bear Lake, Lake Square Housing, Series A,
     Callable 02/01/07 @ 102 (FHA)
     6.000%, 08/01/20                                    1,020            1,033
                                                                   -------------

                                                                         22,930
                                                                   -------------

MINNESOTA TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
IMPROVEMENTS -- 5.2%
Minnesota State Retirement Systems Building,
     Callable 06/01/10 @ 100
     5.875%, 06/01/27                                  $ 7,000     $      7,182
                                                                   -------------
INDUSTRIAL DEVELOPMENT -- 1.4%
Little Canada Commercial Development,
     Callable 04/01/03 @ 100 (MLO)
     7.100%, 04/01/13                                    1,580            1,590
Shakopee Commercial Development
     6.750%, 12/01/00                                       15               15
Shakopee Commercial Development,
     Callable 12/01/00 @ 101
     7.000%, 06/01/01                                       15               15
     7.000%, 12/01/01                                       15               15
     7.250%, 06/01/02                                       15               15
     7.250%, 12/01/02                                       15               15
     7.350%, 06/01/03                                       15               15
     7.350%, 12/01/03                                       15               15
     7.350%, 06/01/04                                       15               15
     7.350%, 12/01/04                                       20               20
     7.500%, 06/01/05                                       15               15
     7.500%, 12/01/05                                       20               20
     7.500%, 06/01/06                                       20               20
     7.500%, 12/01/06                                       20               20
     7.500%, 06/01/07                                       20               20
     7.500%, 12/01/07                                       25               25
     7.500%, 06/01/08                                       20               20
     7.500%, 12/01/08                                       25               25
                                                                   -------------

                                                                          1,895
                                                                   -------------
POLLUTION CONTROL -- 0.6%
Minnesota State Public Facilities Authority, Water
     Pollution Control, Callable 03/01/08 @ 100
     4.750%, 03/01/18                                    1,000              897
                                                                   -------------
RECREATIONAL AUTHORITY -- 1.0%
Moorhead, Series A,
     Pre-refunded 12/01/01 @ 100
     7.750%, 12/01/15 (A)                                1,165            1,208
Moorhead, Series B
     5.000%, 12/01/02                                      125              124
                                                                   -------------

                                                                          1,332
                                                                   -------------
SCHOOL DISTRICT -- 3.2%
Golden Valley Breck School, Callable 10/01/09 @ 100
     5.750%, 10/01/14                                    1,000            1,026
South Washington County Independent School District
     #833, Callable 12/01/06 @ 100 (MLO) (COP)
     5.250%, 12/01/14                                      500              494
Victoria Private School Facility, Holy Family Catholic
     High School, Series A, Callable 09/01/09 @ 100
     5.850%, 09/01/24                                    2,000            1,890
     5.875%, 09/01/29                                    1,000              940
                                                                   -------------

                                                                          4,350
                                                                   -------------

The accompanying notes are an integral part of the financial statements.


(52      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
TAX REVENUE -- 0.3%
Duluth Economic Development Authority
     8.000%, 08/01/08                                    $ 325     $        373
                                                                   -------------
TRANSPORTATION -- 2.2%
Minneapolis & St. Paul Metropolitan Airports
     Commission, Series A,
     Callable 01/01/10 @ 101 (FGIC)
     5.750%, 01/01/32                                    3,000            3,014
                                                                   -------------
UTILITIES -- 5.9%
Chaska Electric, Series A, Callable 10/01/10 @ 100
     6.100%, 10/01/30                                    5,000            5,033
Southern Minnesota Municipal Power Agency,
     Series A, Callable 01/01/03 @ 102 (MBIA)
     5.000%, 01/01/12                                    1,000              981
Southern Minnesota Municipal Power Agency, Series A,
     Pre-refunded 07/01/16 @ 100 (MBIA)
     5.750%, 01/01/18 (A)                                  850              879
Southern Minnesota Municipal Power Agency,
     Series A, Zero Coupon Bond (MBIA)
     5.990%, 01/01/27 (E)                                3,000              647
Western Minnesota Municipal Power Agency,
     Callable 01/01/01 @ 100 (MBIA)
     9.750%, 01/01/16                                      410              594
                                                                   -------------

                                                                          8,134
                                                                   -------------

TOTAL REVENUE BONDS                                                      96,671
                                                                   -------------
GENERAL OBLIGATIONS -- 24.7%
Anoka-Hennepin Independent School District #11,
     Series A, Callable 02/01/10 @ 100 (FSA)
     5.750%, 02/01/17                                    1,000            1,024
Becker Independent School District #726, Series A,
     Callable 02/01/10 @ 100 (FSA)
     6.000%, 02/01/21                                    1,000            1,049
Bloomington Independent School District #271,
     Series B, Callable 02/01/10 @ 100 (FSA)
     5.000%, 02/01/20                                    1,000              923
Burnsville Independent School District #191,
     Series A, Callable 02/01/06 @ 100
     4.875%, 02/01/13                                    1,450            1,388
Chaska Independent School District #112, Series B,
     Cross-over refunded 02/01/06 @ 100
     5.875%, 02/01/11 (A)                                1,000            1,054
     6.000%, 02/01/16 (A)                                5,525            5,855
Columbia Heights Independent School District #13,
     Callable 02/01/07 @ 100
     5.250%, 02/01/15                                    1,000              987
Delano Independent School District #879,
     Callable 02/01/11 @ 100 (FSA)
     5.875%, 02/01/25                                    1,000            1,028
Hennepin County, Series C
     4.000%, 12/01/10 (C)                                  800              800
Lakeville Independent School District #194,
     Callable 02/01/09 @ 100
     5.000%, 02/01/17                                    1,000              940

MINNESOTA TAX FREE FUND (CONTINUED)

DESCRIPTION                                    PAR (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------------
Minneapolis Sports Arena, Callable 09/01/05
     @ 100
     5.200%, 03/01/13                                    $ 400     $        402
Minneapolis Sports Arena, Callable 04/01/08
     @ 100
     5.100%, 04/01/13                                      500              498
     5.100%, 10/01/13                                      250              249
North St. Paul Independent School District
     #622, Callable 05/01/06 @ 100
     5.850%, 05/01/17                                      500              510
Osseo Independent School District #279,
     Series A, Callable 02/01/04 @ 100
     4.150%, 02/01/14 (F)                                3,195            3,243
Sauk Rapids Independent School District #47,
     Series A, Callable 02/01/11 @ 100 (MBIA)
     5.750%, 02/01/23                                    2,000            2,019
Shakopee Independent School District #7,
     Callable 02/01/08 @ 100
     4.625%, 02/01/16                                    2,250            2,005
South Washington County Independent School
      District
      #833, Callable 06/01/05 @ 100 (MLO)
     5.850%, 06/01/15                                      500              511
St. Cloud, Series A, Cross-over refunded
     02/01/02 @ 100
     7.950%, 08/01/13 (A) (F)                            5,200            5,350
St. Louis Park Independent School District
     #283, Callable 02/01/09 @ 100 (MSDCEP)
     5.700%, 02/01/17                                    2,000            2,034
Wayzata Independent School District #284,
     Series A, Callable 02/01/07 @ 100
     5.500%, 02/01/17                                    2,000            2,002
                                                                   -------------

                                                                         33,871
                                                                   -------------
CERTIFICATES OF PARTICIPATION -- 2.6%
Hennepin County, Series A, Pre-refunded
     11/15/01 @ 100 (MLO)
     6.650%, 11/15/08 (A)                                1,000            1,025
     6.750%, 11/15/11 (A)                                  575              590
     6.800%, 11/15/17 (A)                                1,750            1,796
                                                                   -------------

                                                                          3,411
                                                                   -------------

TOTAL MUNICIPAL BONDS
     (Cost $132,073)                                                    133,953
                                                                   -------------

CLOSED-END INVESTMENT COMPANIES -- 1.6%
Voyageur Minnesota Municipal Income II                 119,500            1,583
Voyageur Minnesota Municipal Income III                 52,100              655
                                                                   -------------

TOTAL CLOSED-END INVESTMENT COMPANIES
     (Cost $2,386)                                                        2,238
                                                                   -------------

MONEY MARKET FUND -- 0.3%
Federated Minnesota Municipal Cash Trust               394,280              394
                                                                   -------------

TOTAL MONEY MARKET FUND
     (Cost $394)                                                            394
                                                                   -------------

TOTAL INVESTMENTS -- 99.8%
     (Cost $134,853)                                                    136,585
                                                                   -------------
OTHER ASSETS AND LIABILITIES, NET -- 0.2%                                   307


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      53)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

MINNESOTA TAX FREE FUND (CONCLUDED)

DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 8,833,481
     outstanding shares                                             $    91,825
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 191,773
     outstanding shares                                                   2,113
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 3,844,460
     outstanding shares                                                  41,473
Undistributed net investment income                                         250
Accumulated net realized loss on investments                               (501)
Net unrealized appreciation of investments                                1,732
                                                                   -------------
TOTAL NET ASSETS -- 100.0%                                            $ 136,892
                                                                   -------------
Net asset value and redemption price per share -- Class A             $   10.64
Maximum sales charge of 2.50% (G)                                          0.27
                                                                   -------------
Offering price per share -- Class A                                   $   10.91
                                                                   -------------
Net asset value and redemption price per share -- Class C (H)         $   10.62
Maximum sales charge of 1.00% (I)                                          0.11
                                                                   -------------
Offering price per share -- Class C                                   $   10.73
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                       $   10.63
                                                                   -------------

(A) Pre-refunded issues are typically backed by U.S. Government obligations or municipal bonds. Cross-over refunded issues are backed by the credit of the refunding issuer. In both cases, the bonds mature at the call date and price indicated.

(B) At September 30, 2000, the cost of securities purchased on a when issued basis was: Eden Prairie Multifamily Housing, Parkway Apartments Project, Series A, of $1,000,000 and Eden Prairie Multifamily Housing, Lincoln Park Project, Series A-1, of $1,000,000.

(C) Variable Rate Security-- the rate shown is the rate in effect as of September 30, 2000.

(D) Security currently in partial default and is only 93.5% guaranteed. The effective interest rate is 7.013%.

(E) The rate shown is the effective yield at the time of purchase.

(F) Inverse Floating Rate Security-security pays interest at rates that increase (decrease) in the same magnitude as, or in a multiple of, a decrease (increase) in the market rate.

(G) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.50%.

(H) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(I) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax. As of September 30, 2000, the aggregate market value of securities subject to the AMT was $3,511,000, which represents 2.6% of net assets.
COP--Certificates of Participation
FGIC--Financial Guaranty Insurance Corporation
FHA--Federal Housing Authority
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Insurance Association
MLO--Municipal Lease Obligation
MSDCEP--Minnesota School District Credit Enhancement Program
WF--Wells Fargo

OREGON INTERMEDIATE TAX FREE FUND

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.3%
GENERAL OBLIGATIONS -- 46.9%
Beaverton Limited Tax,Series B,
     Callable 04/01/02 @ 100
     5.000%, 04/01/03                                    $ 900     $        906
Chemeketa Community College, Pre-refunded
     06/01/06 @ 100 (FGIC)
     5.650%, 06/01/09 (A)                                1,000            1,050
Chemeketa Oregon Community College (FGIC)
     5.500%, 06/01/13                                    2,170            2,246
Clackamas & Washington Counties Joint School
     District #3, Pre-refunded 08/01/02 @ 100
     5.600%, 08/01/03 (A)                                1,000            1,020
Clackamas & Washington Counties Joint School
     District #3, Callable 10/01/02 @ 101
     5.650%, 10/01/05                                      235              242
Clackamas & Washington Counties Joint School
     District #3, Callable 06/01/07 @ 100 (FGIC)
     5.000%, 06/01/16                                    1,000              958
Clackamas County Limited Tax Assessment,
     Callable 05/01/01 @ 100
     6.000%, 05/01/10                                    1,000            1,000
Clackamas County School District #12,
     North Clackamas, Callable 06/01/03 @ 101
     4.650%, 06/01/05                                    1,025            1,026
Clackamas County School District #12,
     North Clackamas,
     Callable 06/01/09 @ 100 (FGIC)
     5.250%, 06/01/12                                    2,000            2,028
Clackamas County School District #86, Canby,
     Callable 06/15/10 @ 100 (SBG)
     5.500%, 06/15/15                                    1,835            1,854
Columbia River Peoples Utility District,
     Callable 06/01/06 @ 100 (AMBAC)
     4.375%, 06/01/07                                    1,245            1,215
Deschutes & Jefferson Counties School District #2,
     Redmond, Callable 06/01/03 @ 100 (MBIA)
     5.400%, 06/01/05                                    1,000            1,021
Deschutes County, Callable 12/01/06 @ 100 (MBIA)
     5.250%, 12/01/09                                    1,000            1,025
Eugene Public Safety Facilities,
     Callable 06/01/06 @ 100 (FGIC)
     5.700%, 06/01/16                                    1,295            1,319
Josephine County School District #7 (FGIC)
     5.750%, 06/01/06                                    1,525            1,611
Lane County School District #40, Creswell,
     Callable 06/15/10 @ 100 (SBG)
     5.000%, 06/15/11                                    1,120            1,122
Lane County School District #52, Bethel,
     Callable 06/15/10 @ 100 (SBG)
     5.350%, 06/15/11                                    1,285            1,320
Lincoln City, Callable 01/01/01 @ 100 (AMBAC)
     5.750%, 07/01/01                                      500              502
Lincoln City, Callable 02/01/01 @ 100 (AMBAC)
     5.000%, 02/01/03                                      305              306
Lincoln County School District (FGIC)
     6.000%, 06/15/06                                    1,055            1,126

The accompanying notes are an integral part of the financial statements.


(54      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Marion & Polk Counties School District #24-J, Salem,
     Pre-refunded 10/01/02 @ 100
     5.600%, 10/01/04 (A)                                $ 635     $        649
     5.700%, 10/01/05 (A)                                  660              676
     5.800%, 10/01/06 (A)                                  715              733
Marion County School District #7-J, Silverton,
     Callable 06/01/04 @ 101 (FSA)
     5.600%, 06/01/06                                      860              896
Metropolitan Open Spaces Program, Series A,
     Callable 09/01/03 @ 102
     5.000%, 09/01/04                                    1,025            1,040
Metropolitan Service District,
     Oregon Convention Center Project, Series A,
     Callable 01/01/01 @ 101
     6.000%, 07/01/02                                    1,300            1,318
     6.250%, 01/01/13                                      500              507
Metropolitan, Washington Park Zoo, Series A
     6.000%, 01/15/05                                    1,215            1,280
Metropolitan, Washington Park Zoo, Series A,
     Callable 01/15/07 @ 100
     5.250%, 01/15/10                                    1,000            1,020
Morrow County School District #1 (MBIA)
     5.500%, 06/01/04                                      795              822
     5.500%, 06/01/05                                      835              868
Multnomah County, Callable 04/01/10 @ 100
     5.000%, 04/01/11                                    1,000            1,001
Multnomah County, Callable 04/01/09 @ 100
     4.300%, 10/01/11                                    1,615            1,488
     4.500%, 10/01/13                                    2,000            1,828
Multnomah County School District #3, Park Rose,
     Callable 12/01/05 @ 100 (FGIC)
     5.600%, 12/01/07                                      780              811
Multnomah County School District #4, Gresham
     5.500%, 01/01/02                                      910              921
Multnomah County School District #4, Gresham,
     Pre-refunded 01/01/02 @ 100
     5.800%, 01/01/04 (A)                                1,400            1,422
Multnomah County School District #7,
     Reynolds (AMBAC)
     5.500%, 06/01/06                                    1,000            1,042
Multnomah County School District #40
     5.250%, 06/01/04                                    1,000            1,022
Oregon State
     6.000%, 08/01/02                                    2,100            2,158
     6.000%, 02/01/03                                    1,000            1,034
Oregon State Alternative Energy, Private Act,
     Callable 07/01/04 @ 100
     5.300%, 07/01/05                                      900              920
Oregon State Board of Higher Education, Series A,
     Callable 08/01/09 @ 101
     5.500%, 08/01/15                                    1,255            1,272
Oregon State Board of Higher Education, Series B,
     Callable 10/15/02 @ 100
     6.250%, 10/15/12                                    1,375            1,415
Oregon State Pollution Control, Series A,
     Callable 11/01/07 @ 100
     4.875%, 11/01/11                                      455              454
Oregon State Pollution Control, Series C,
     Callable 06/01/03 @ 100
     5.625%, 06/01/13                                      195              197
Polk, Marion & Benton Counties School
     District #13-J (FGIC)
     5.500%, 12/01/03                                      955              985


OREGON INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Polk, Marion & Benton Counties School District
     #13-J, Callable 12/01/04 @ 101 (FGIC)
     5.500%, 12/01/05                                    $ 570     $        595
Port Portland, Series A
     4.500%, 03/01/06                                    1,000              994
Portland Community College District, Series A,
     Pre-refunded 07/01/02 @ 100
     6.000%, 07/01/12 (A)                                1,500            1,538
Portland Emergency Facilities, Series A,
     Callable 06/01/09 @ 100
     5.000%, 06/01/12                                    1,060            1,058
Salem-Keizer School District #24-J,
     Callable 06/01/08 @ 100 (FSA)
     5.100%, 06/01/12                                    2,000            2,007
Salem-Keizer School District #24-J,
     Callable 06/01/09 @ 100 (SBG)
     5.250%, 06/01/12                                    1,000            1,011
Tri-County Metropolitan Transportation District,
     Light Rail Extension, Series A,
     Pre-refunded 07/01/02 @ 101
     5.800%, 07/01/05 (A)                                1,310            1,352
Tri-County Metropolitan Transportation District,
     Light Rail Extension, Series A,
     Callable 07/01/09 @ 101
     5.250%, 07/01/10                                    1,115            1,147
     5.250%, 07/01/12                                    1,000            1,011
Tualatin Hills Park & Recreational District (FGIC)
     5.750%, 03/01/13                                      870              921
Washington & Clackamas Counties School District
     #23-J, Tigard (FGIC)
     5.750%, 06/01/06                                    1,055            1,114
Washington & Clackamas Counties School District
     #23-J, Tigard, Zero Coupon Bond
     4.700%, 06/01/11 (B)                                  435              249
     5.820%, 06/15/14 (B)                                1,030              489
Washington County Criminal Justice Facilities,
     Pre-refunded 12/01/04 @ 100
     5.625%, 12/01/05 (A)                                  850              884
     6.000%, 12/01/13 (A)                                1,000            1,054
Washington County School District #3, Hillsboro
     (MBIA)
     5.750%, 11/01/04                                      800              837
Washington County School District #15, Forest Grove,
     Pre-refunded 06/01/04 @ 101 (FGIC)
     5.800%, 06/01/06 (A)                                  575              604
Washington County School District #48-J, Beaverton,
     Callable 08/01/08 @ 100
     5.250%, 08/01/10                                    2,000            2,049
Washington County School District #48-J, Beaverton,
     Series B, Callable 12/01/00 @ 100
     5.700%, 06/01/02                                      780              782
Washington County School District #88-J, Sherwood,
     Callable 06/01/05 @ 100 (FSA)
     5.700%, 06/01/06                                    1,000            1,045
Washington, Multnomah & Yamhill Counties School
     District #1-J, Callable 06/01/09 @ 100
     5.250%, 06/01/12                                    1,185            1,196
Washington, Multnomah & Yamhill Counties School
     District #1-J
     5.000%, 11/01/14                                    1,000              981
Wilsonville
     7.100%, 01/01/01                                      200              201
Wilsonville, Callable 01/01/01 @ 100
     7.200%, 01/01/02                                      215              216
     7.300%, 01/01/03                                      235              237


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      55)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Wilsonville, Callable 06/01/08 @ 100
     5.000%, 12/01/10                                  $ 1,160          $ 1,152
Yamhill County School District #29-J, Newberg,
     Callable 06/01/04 @ 101 (FSA)
     5.600%, 06/01/06                                      630              656
Yamhill County School District #40, McMinnville (FGIC)
     6.000%, 06/01/08                                      600              648
                                                                   -------------

                                                                         76,704
                                                                   -------------
REVENUE BONDS -- 45.4%
BUILDING -- 0.6%
Oregon State Fair & Exposition Center,
     Callable 10/01/01 @ 103 (AG)
     5.400%, 10/01/06                                    1,010            1,033
                                                                   -------------
EDUCATION -- 5.1%
Multnomah County Educational Facilities,
     University of Portland Educational Facilities,
     Callable 04/01/07 @ 102 (AMBAC)
     5.750%, 04/01/10                                    2,245            2,381
Multnomah County Educational Facilities,
     University of Portland Educational Facilities,
     Callable 04/01/10 @ 100
     5.700%, 04/01/15                                    1,000              981
Oregon State Health, Housing, Educational & Cultural
     Facilities Authority, George Fox University,
     Series A, Callable 03/01/07 @ 102
     5.400%, 03/01/09                                      395              408
     5.450%, 03/01/10                                      415              428
Oregon State Health, Housing, Educational & Cultural
     Facilities Authority, Lewis & Clark College (MBIA)
     5.250%, 10/01/02                                      550              558
     5.300%, 10/01/03                                      630              643
Oregon State Health, Housing, Educational & Cultural
     Facilities Authority, Reed College, Series A,
     Callable 07/01/06 @ 102
     5.375%, 07/01/15                                    2,000            1,979
Salem Educational Facilities, Willamette University
     5.500%, 04/01/04                                      500              515
Salem Educational Facilities, Willamette University,
     Callable 04/01/04 @ 101
     5.700%, 04/01/05                                      500              521
                                                                   -------------

                                                                          8,414
                                                                   -------------
HEALTHCARE -- 5.6%
Clackamas County Health Facilities Authority, Series A,
     Callable 03/01/02 @ 102 (MBIA)
     5.900%, 03/01/03                                      885              912
Clackamas County Hospital Facilities Authority,
     Health Systems, Callable 08/15/09 @ 101
     5.250%, 02/15/11                                    2,000            2,006
     5.375%, 02/15/12                                    1,000            1,005
Clackamas County Hospital Facilities Authority,
     Mary's Woods, Series A, Callable 05/15/09 @ 102
     6.125%, 05/15/13                                    1,000              969

OREGON INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Clackamas County Hospital Facilities Authority,
     Sisters Providence, Series A,
     Callable 04/01/02 @ 102
     6.200%, 10/01/02                                    $ 680            $ 700
Douglas County Hospital Facilities Authority,
     Catholic Health, Series B (MBIA)
     5.500%, 11/15/04                                      505              522
Medford Hospital Facilities Authority,
     Asante Health Systems,
     Callable 08/15/09 @ 100 (MBIA)
     5.250%, 08/15/11                                    1,000            1,016
     5.375%, 08/15/12                                    1,000            1,018
Salem Hospital Facilities Authority,
     Callable 08/15/08 @ 101
     5.250%, 08/15/14                                    1,000              979
                                                                   -------------

                                                                           9,127
                                                                   -------------
HOUSING -- 6.5%
Oregon State Housing & Community Services,
     Series A, Callable 07/01/03 @ 102
     4.900%, 07/01/05                                    1,075            1,084
     5.750%, 07/01/12                                    2,490            2,497
Oregon State Housing & Community Services,
     Series A, Callable 07/01/06 @ 102
     6.000%, 07/01/16                                    1,185            1,214
Oregon State Housing & Community Services,
     Series A, Callable 07/01/04 @ 102
     6.400%, 07/01/18                                      965            1,001
Oregon State Housing & Community Services,
     Series E, Callable 01/01/10 @ 100
     5.750%, 07/01/13                                      890              914
Portland Housing Authority, Series A,
     Callable 01/01/09 @ 100
     5.000%, 01/01/19                                    3,000            2,661
Portland Housing Authority, Riverwood Project,
     Pre-refunded 01/01/06 @ 100
     6.000%, 01/01/11 (A)                                1,170            1,236
                                                                   -------------

                                                                         10,607
                                                                   -------------
IMPROVEMENTS -- 1.9%
Oregon State Department of Administrative Services
     Lottery, Series A, Callable 04/01/10 @ 100 (FSA)
     5.000%, 04/01/12                                    1,050            1,046
Oregon State Department of Administrative Services
     Lottery, Series B (FSA)
     5.250%, 04/01/08                                    2,000            2,059
                                                                   -------------

                                                                          3,105
                                                                   -------------
MUNICIPAL BOND BANK -- 0.6%
Oregon State Economic Development Department,
     Callable 01/01/02 @ 102
     4.850%, 01/01/04                                      555              559
Oregon State Economic Development Department,
     Series A, Callable 01/01/06 @ 102 (MBIA)
     5.000%, 01/01/11                                      500              500
                                                                   -------------

                                                                          1,059
                                                                   -------------

The accompanying notes are an integral part of the financial statements.


(56      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
POLLUTION CONTROL -- 2.1%
Baker County Pollution Control, Ash Grove Cement
     West Project, Callable 01/01/01 @ 100 (SBA)
     5.850%, 07/01/01                                    $ 300     $        301
     5.950%, 07/01/02                                      315              316
     6.050%, 07/01/03                                      335              336
Port of St. Helens Pollution Control,
     Portland General Electric
     4.800%, 04/01/10                                    2,500            2,430
                                                                   -------------

                                                                           3,383
                                                                   -------------
TAX REVENUE -- 1.3%
Portland Urban Renewal & Redevelopment,
     Convention Center, Series A,
     Callable 06/15/10 @ 101 (AMBAC)
     5.750%, 06/15/15                                    1,000            1,036
Tri-County Metropolitan Transportation District,
     Series A, Callable 08/01/02 @ 101
     5.450%, 08/01/04                                    1,000            1,023
                                                                   -------------

                                                                          2,059
                                                                   -------------
TRANSPORTATION -- 7.2%
Oregon State Department of Transportation,
     Highway User Tax, Callable 11/15/10 @ 100
     5.125%, 11/15/14                                    2,260            2,216
Oregon State Department of Transportation,
     Regional Light Rail Fund,
     Callable 06/01/04 @ 102 (MBIA)
     6.000%, 06/01/05                                    2,000            2,112
Port Morrow, Callable 06/01/05 @ 100
     6.250%, 06/01/15                                    1,500            1,480
Port Portland Airport, Series 7-A,
     Escrowed to Maturity (MBIA)
     6.200%, 07/01/01 (A)                                  500              507
Port Portland Airport, Series 9-A,
     Callable 07/01/01 @ 102 (FGIC)
     5.400%, 07/01/04                                    1,775            1,812
Port Portland Airport, Series 12-A,
     Callable 01/01/09 @ 101 (FGIC)
     5.250%, 07/01/11                                    1,165            1,185
     5.250%, 07/01/12                                    2,000            2,017
Tri-County Metropolitan Transportation District,
     Series 1 (MGT)
     4.900%, 06/01/09                                      500              501
                                                                   -------------

                                                                         11,830
                                                                   -------------
UTILITIES -- 14.5%
Beaverton Water, Callable 06/01/04 @ 100 (FSA)
     6.125%, 06/01/14                                    1,000            1,052
Clackamas County Service District #1,
     Callable 10/01/06 @ 100
     6.200%, 10/01/09                                      700              743
Emerald Peoples Utility District (FGIC)
     7.200%, 11/01/02                                    1,235            1,301
Eugene Electric Utilities,
     Callable 08/01/06 @ 100 (FSA)
     5.375%, 08/01/11                                    1,195            1,216
Eugene Electric Utilities,
     Callable 08/01/07 @ 100 (FSA)
     5.000%, 08/01/11                                    1,305            1,305

OREGON INTERMEDIATE TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Eugene Electric Utilities,
     Callable 08/01/08 @ 100 (FSA)
     4.800%, 08/01/13                                  $ 1,190     $      1,130
Eugene Electric Utilities, Series B,
     Callable 02/01/01 @ 100.50 (MBIA)
     4.750%, 08/01/12                                      670              642
     4.900%, 08/01/14                                      475              449
Gresham Sewer, Callable 06/01/02 @ 102
     5.250%, 06/01/05                                      500              510
Marion County Solid Waste & Electric,
     Ogden Martin System Project (AMBAC)
     5.100%, 10/01/02                                    1,000            1,012
     5.500%, 10/01/06                                    1,400            1,460
Portland Sewer Systems, Series A,
     Callable 06/01/07 @ 100 (FGIC)
     5.000%, 06/01/09                                    2,250            2,277
     5.000%, 06/01/15                                    2,000            1,925
Portland Sewer Systems, Series B,
     Callable 04/01/02 @ 102 (FGIC)
     5.500%, 04/01/04                                      600              618
Salem Water & Sewer (MBIA)
     6.000%, 06/01/06                                    1,135            1,210
Tualatin Valley Water District,
     Callable 06/01/08 @ 100 (FSA)
     5.000%, 06/01/12                                    1,000              991
Washington County Unified Sewer Agency,
     Callable 10/01/06 @ 101 (FGIC)
     5.200%, 10/01/09                                    1,300            1,331
Washington County Unified Sewer Agency,
     Series 1 (AMBAC)
     5.700%, 10/01/04                                    1,250            1,302
Washington County Unified Sewer Agency, Series 1,
     Pre-refunded 10/01/04 @ 100 (AMBAC)
     5.800%, 10/01/05 (A)                                2,000            2,091
Washington County Unified Sewer Agency,
     Series 1 (FGIC)
     5.750%, 10/01/08                                    1,000            1,066
                                                                   -------------

                                                                         23,631
                                                                   -------------

TOTAL REVENUE BONDS                                                      74,248
                                                                   -------------
CERTIFICATES OF PARTICIPATION -- 6.0%
Multnomah County, Callable 08/01/08 @ 101 (MLO)
     4.750%, 08/01/11                                    2,200            2,143
Multnomah County, Juvenile Justice Project, Series A,
     Pre-refunded 08/01/02 @ 101 (MLO)
     5.700%, 08/01/03 (A)                                  675              696
Multnomah County, Health Facilities Lease, Series A,
     Callable 07/01/03 @ 101 (MLO)
     5.100%, 07/01/04                                      925              941
Oregon State Department of Administrative Services,
     Series A, Callable 11/01/05 @ 101 (MBIA) (MLO)
     5.000%, 11/01/06                                    1,350            1,373
Oregon State Department of Administrative Services,
     Series A (AMBAC) (MLO)
     5.500%, 05/01/07                                    1,000            1,043
Oregon State Department of Administrative Services,
     Series A, Callable 05/01/09 @ 101 (AMBAC) (MLO)
     5.000%, 05/01/14                                    1,000              970
Oregon State Department of Administrative Services,
     Series B, Callable 11/01/07 @ 101 (AMBAC) (MLO)
     5.000%, 11/01/11                                      840              839


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      57)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

OREGON INTERMEDIATE TAX FREE FUND (CONCLUDED)

DESCRIPTION                                    PAR (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------------
Oregon State Department of Administrative
     Services, Series C, Callable 05/01/06
     @ 101 (MBIA) (MLO)
     5.750%, 05/01/07                                  $ 1,635     $      1,725
                                                                   -------------

                                                                          9,730
                                                                   -------------

TOTAL MUNICIPAL BONDS
     (Cost $159,758)                                                    160,682
                                                                   -------------

RELATED PARTY MONEY MARKET FUND -- 0.1%
First American Tax Free Obligations Fund (C)           119,823              120
                                                                   -------------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $120)                                                            120
                                                                   -------------

TOTAL INVESTMENTS -- 98.4%
     (Cost $159,878)                                                    160,802
                                                                   -------------
OTHER ASSETS AND LIABILITIES, NET -- 1.6%                                 2,625
                                                                   -------------

NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on  339,095
     outstanding shares                                                   3,359
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on 16,438,351
     outstanding shares                                                 160,016
Undistributed net investment income                                          80
Accumulated net realized loss on investments                               (952)
Net unrealized appreciation of investments                                  924
                                                                   -------------
TOTAL NET ASSETS -- 100.0%                                         $    163,427
                                                                   -------------
Net asset value and redemption price per share --
     Class A                                                       $       9.74
Maximum sales charge of 2.50%  (D)                                         0.25
                                                                   -------------
Offering price per share -- Class A                                $       9.99
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                    $       9.74
                                                                   -------------

(A) Pre-refunded issues are typically backed by U.S. Government obligations or municipal bonds. These bonds mature at the call date and price indicated.

(B) The rate shown is the effective yield at the time of purchase.

(C) This money market fund is advised by U.S. Bank National Association who also serves as Advisor for this Fund. See also the notes to the financial statements.

(D) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.50%.

AG--Asset Guaranty
AMBAC--American Municipal Bond Assurance Corporation
FGIC--Financial Guaranty Insurance Corporation
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Association
MGT--Morgan Guaranty Trust
MLO--Municipal Lease Obligation
SBA--Small Business Administration
SBG--School Board Guaranty

TAX FREE FUND

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 93.2%
ALASKA -- 1.1%
Alaska State Housing Finance Authority, Series A,
     Callable 06/01/07 @ 102 (RB) (MBIA)
     5.900%, 12/01/19                                  $ 1,000     $        999
                                                                   -------------
ARIZONA -- 3.8%
Casa Grande, Industrial Development Authority,
     Aztec Pulp & Paper Products (RB) (AMT) (BA)
     4.350%, 08/01/25 (A)                                  400              400
Maricopa County Industrial Development Authority,
     Bay Club At Mesa Cove Project, Series A,
     Callable 09/01/10 @ 103 (RB) (MBIA)
     5.800%, 09/01/35                                    1,000              990
Maricopa County School District #4 (GO) (FSA)
     5.250%, 07/01/04                                    2,000            2,047
                                                                   -------------
                                                                          3,437
                                                                   -------------
CALIFORNIA -- 0.5%
California State, Callable 04/01/09 @ 101 (GO)
     4.750%, 04/01/22                                      500              448
                                                                   -------------
COLORADO -- 2.2%
La Junta Hospital, Arkansas Valley Medical Center
     Project, Callable 04/01/09 @ 101 (RB)
     6.000%, 04/01/19                                    1,000              895
Montrose County Health Care,
     Pre-refunded 11/01/02 @ 102 (RB)
     8.250%, 11/01/19 (B)                                1,000            1,088
                                                                   -------------
                                                                          1,983
                                                                   -------------
FLORIDA -- 2.6%
Clay County Development Authority, Cargill Project,
     Callable 03/01/02 @ 102 (GO)
     6.400%, 03/01/11                                      300              312
Florida State Board of Education, Series A,
     Callable 06/01/09 @ 101 (GO) (FGIC)
     4.500%, 06/01/23                                    2,450            2,032
                                                                   -------------
                                                                          2,344
                                                                   -------------
GEORGIA -- 1.0%
Georgia Municipal Electric Authority Power,
     Series BB (RB) (MBIA)
     5.250%, 01/01/25                                    1,000              954
                                                                   -------------
ILLINOIS -- 10.8%
Chicago, O' Hare Airport Project, Series A,
     Callable 09/01/09 @ 101 (RB)
     5.350%, 09/01/16                                    2,000            1,742

The accompanying notes are an integral part of the financial statements.


(58      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Illinois State Development Finance Authority,
     Pollution Control, Series A,
     Callable 07/01/06 @ 102 (RB)
     7.375%, 07/01/21                                    $ 500     $        537
Illinois State Educational Facilities Authority,
     Augustana College, Callable 10/01/07 @ 100
     (RB) (CLE)
     5.875%, 10/01/17                                      500              506
Illinois State Educational Facilities Authority,
     Augustana College, Callable 10/01/08 @ 100 (RB)
     5.250%, 10/01/18                                    1,000              902
Illinois State Health Facilities Authority, Hospital
     Sisters Services, Pre-refunded 06/07/02 @
     102 (RB) (MBIA)
     8.867%, 06/19/15 (B) (C)                            1,000            1,100
Illinois State Toll Highway Authority, Series A (RB)
     6.300%, 01/01/12                                    1,000            1,094
Illinois State University Improvements,
      Pre-refunded 02/01/02 @ 100 (COP) (MLO)
     7.550%, 02/01/16 (B)                                  110              114
     7.600%, 02/01/17 (B)                                  115              119
     7.700%, 02/01/20 (B)                                  100              104
     7.700%, 02/01/22 (B)                                  100              104
Rock Island, Friendship Manor Project (RB)
     7.000%, 06/01/06                                    1,100            1,089
Rock Island, Friendship Manor Project,
     Callable 06/01/03 @ 102 (RB)
     7.200%, 06/01/13                                      400              400
Rockford Multifamily Housing, Rivers Edge
     Apartments, Series A,
     Callable 01/20/08 @ 102 (RB) (GNMA) (AMT)
     5.875%, 01/20/38                                    1,215            1,171
Southern Illinois University, Housing & Auxiliary,
     Zero Coupon Bond, Series A (RB) (MBIA)
     5.500%, 04/01/20 (D)                                2,280              733
                                                                   -------------
                                                                          9,715
                                                                   -------------
INDIANA -- 5.7%
Hammond Multiple School Building, Series B,
     Escrowed to Maturity (RB) (MLO)
     6.000%, 01/15/13                                    1,000            1,073
Indiana State Educational Facilities Authority,
     St. Joseph's College Project,
     Callable 10/01/09 @ 102 (RB)
     7.000%, 10/01/29                                    1,000            1,020
Indiana State Municipal Power Agency,
     Power Supply, Series B (RB) (MBIA)
     6.000%, 01/01/11                                    1,000            1,077
     6.000%, 01/01/12                                    1,000            1,075
Lake County Redevelopment Authority
     (RB) (MBIA) (MLO)
     6.500%, 02/01/16                                      800              854
                                                                   -------------
                                                                          5,099
                                                                   -------------
IOWA -- 3.0%
Scott County, Ridgecrest Village Project, Series A,
     Callable 11/15/10 @ 101 (RB)
     7.250%, 11/15/26                                    2,750            2,674
                                                                   -------------

TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
LOUISIANA -- 1.1%
New Orleans, Ad Valorem Property Tax (GO) (FGIC)
     5.500%, 12/01/15                                  $ 1,000     $      1,012
                                                                   -------------
MASSACHUSETTS -- 2.3%
Massachusetts Bay Transportation Authority,
     Series A, Callable 03/01/09 @ 101 (GO) (FGIC)
     5.750%, 03/01/21                                    2,000            2,025
                                                                   -------------
MICHIGAN -- 1.7%
Black River Public School Academy,
     Callable 02/01/10 @ 100 (COP)
     7.250%, 02/01/30                                      950              964
Lakeview Community School, Pre-refunded 05/01/07
     @ 100 (GO) (FGIC)
     5.750%, 05/01/16 (B)                                  220              233
     5.750%, 05/01/16 (B)                                  280              296
                                                                   -------------
                                                                          1,493
                                                                   -------------
MINNESOTA -- 18.4%
Austin Housing & Redevelopment Authority,
     Gerard Project Health Care Facilities,
     Callable 09/01/09 @ 102 (RB)
     6.625%, 09/01/29                                    1,000              890
Brooklyn Center Health Care Facility,
     Callable 12/01/03 @ 102 (RB)
     7.600%, 12/01/18                                      400              359
Chaska Electric, Series A,
     Callable 10/01/10 @ 100 (RB)
     6.100%, 10/01/30                                    1,000            1,007
Cuyana Range Hospital District, Series A,
     Callable 06/01/07 @ 102 (RB)
     6.000%, 06/01/29                                    1,000              822
Eden Prairie Multifamily Housing,
     Callable 01/20/08 @ 102 (RB) (GNMA)
     5.500%, 01/20/18                                      500              482
Fergus Falls Health Care Facilities Authority,
     Series A, Callable 11/01/04 @ 102 (RB)
     7.000%, 11/01/19                                      500              477
Glencoe Hospital Board, Callable 08/01/04 @ 102 (RB)
     6.750%, 04/01/16                                      485              456
Hopkins, Multifamily Housing Renaissance Project,
     Callable 04/01/07 @102 (RB)
     6.250%, 04/01/15                                      500              509
Minnesota Agriculture & Economic Development
     Board, Evangelical Lutheran Project,
     Callable 08/01/10 @ 102 (RB)
     6.625%, 08/01/25                                    2,000            1,981
Minnesota Agriculture & Economic Development
     Board, Health Care System, Series A,
     Callable 11/15/10 @ 101 (RB)
     6.375%, 11/15/29                                    3,000            3,042
New Hope Housing & Healthcare Facilities Authority,
     Masonic Home North Ridge,
     Callable 03/01/09 @ 102 (RB)
     5.750%, 03/01/15                                    2,000            1,741
Rochester Health Care Facilities Authority, Series H,
     Callable 03/01/01 @ 100 (RB)
     7.479%, 11/15/15 (C)                                1,000            1,051


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      59)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Roseville Housing Facilities Authority,
     Pre-refunded 10/01/03 @ 102 (RB)
     7.125%, 10/01/13 (B)                              $ 1,000          $ 1,084
St. Anthony Housing & Redevelopment Authority,
     Callable 05/20/06 @ 102 (RB) (GNMA) (FHA)
     6.250%, 11/20/25                                    1,000            1,014
St. Paul Housing & Redevelopment Authority,
     Como Lake Project, Series B,
     Callable 03/01/01 @ 100 (RB) (FHA)
     7.500%, 03/01/26 (E)                                  500              489
Victoria Private School Facility, Holy Family
     Catholic High School, Series A,
     Callable 09/01/09 @ 100 (RB)
     5.850%, 09/01/24                                    1,200            1,134
                                                                   -------------
                                                                         16,538
                                                                   -------------
MISSOURI -- 1.1%
Kansas City Industrial Development Authority,
     Kingswood Retirement Facility, Series A,
     Callable 11/15/08 @ 102 (RB)
     5.375%, 11/15/09                                    1,100            1,005
                                                                   -------------
NEBRASKA -- 1.1%
Nebraska Public Power District, Series C,
     Pre-refunded 07/01/04 @ 101 (RB)
     4.750%, 01/01/07 (B)                                1,000            1,014
                                                                   -------------
NEW JERSEY -- 2.3%
New Jersey State, Series E (GO)
     5.000%, 07/15/04                                    2,000            2,034
                                                                   -------------
NEW MEXICO -- 0.8%
New Mexico State Finance Authority,
     Mortgage-Backed Security, Series D (RB)
     6.200%, 07/01/15                                      730              723
                                                                   -------------
NEW YORK -- 2.1%
Long Island Power Authority, New York Electric,
     Light & Power Improvements, Series A,
     Callable 06/01/08 @ 101 (RB) (AMBAC)
     5.250%, 12/01/26                                    1,000              933
New York City Public Improvements, Series C,
     Callable 05/01/09 @ 101 (RB)
     5.500%, 05/01/25                                    1,000              972
                                                                   -------------
                                                                          1,905
                                                                   -------------
NORTH DAKOTA -- 4.3%
Mercer County Pollution Control, Antelope Valley
     Station (RB) (AMBAC)
     7.200%, 06/30/13                                    3,300            3,869
                                                                   -------------
PUERTO RICO -- 0.6%
Puerto Rico Public Improvements,
     Callable 07/01/10 @ 100 (GO) (MBIA)
     5.750%, 07/01/26                                      500              512
                                                                   -------------

TAX FREE FUND (CONTINUED)

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
SOUTH DAKOTA -- 2.2%
South Dakota Economic Development Finance
     Authority, DTS Inc. Project, Series A,
     Callable 04/01/09 @ 102 (RB) (AMT)
     5.500%, 04/01/19                                  $ 1,055            $ 954
South Dakota State Health & Educational Facilities
     Authority, Callable 07/01/06 @ 102 (RB) (MBIA)
     6.000%, 07/01/14                                    1,000            1,039
                                                                   -------------
                                                                          1,993
                                                                   -------------
TENNESSEE -- 2.1%
Johnson City Health & Educational Facilities Authority,
     Series A, Callable 07/01/12 @ 103 (RB)
     7.500%, 07/01/33                                    2,000            1,918
                                                                   -------------
TEXAS -- 13.2%
Dallas-Fort Worth International Airport Facility
     Improvement Corporation, American Airlines,
     Series C, Mandatory Put 11/01/07
     @ 100 (RB) (AMT)
     6.150%, 11/01/09                                    1,000            1,003
Dallas-Fort Worth International Airport Facility
     Improvement Corporation, American Airlines,
     Series C, Callable 11/01/09
     @ 101 (RB) (AMT) (AGMT)
     6.375%, 05/01/35                                    1,000              969
Fort Bend Independent School District, Pre-refunded
     02/15/05 @ 100, (GO)
     5.000%, 02/15/14 (B)                                  500              490
Harts Bluff School District (COP)
     8.800%, 11/15/00                                       50               50
North Central Health Facility Development Corporation,
     Northwest Senior Housing, Series A,
     Callable 11/15/09 @ 102 (RB)
     7.250%, 11/15/19                                    1,000              974
     7.500%, 11/15/29                                    1,000              984
North Central Health Facility Development Corporation,
     Presbyterian Healthcare Residence,
     Pre-refunded 06/19/01 @ 104 (RB) (MBIA)
     8.795%, 06/22/21 (B) (C)                            1,000            1,068
Nueces County Housing Financial Corporation,
     Dolphins Landing Apartments Project, Series A,
     Callable 7/01/10 @ 102 (RB)
     6.875%, 07/01/30                                    1,860            1,852
Spring Branch Independent School District,
     Callable 02/01/10 @ 100 (GO)
     5.750%, 02/01/25                                    2,400            2,405
Tarrant County Housing Financial Corporation
     Multifamily Housing, Fair Oaks,
     Callable 07/01/10 @ 102 (RB)
     6.750%, 07/01/20                                      500              500
     6.875%, 07/01/30                                    1,000            1,002

The accompanying notes are an integral part of the financial statements.


(60      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
Texas Employment Community (COP) (MLO)
     8.100%, 08/01/01                                     $ 25             $ 25
     8.150%, 02/01/02                                       35               36
     8.150%, 08/01/02                                       35               36
     8.200%, 02/01/03                                       35               36
     8.200%, 08/01/03                                       35               36
     8.250%, 08/01/04                                       40               41
     8.300%, 02/01/05                                       40               41
     8.300%, 08/01/05                                       45               46
     8.350%, 02/01/06                                       20               20
     8.350%, 08/01/06                                       50               51
     8.400%, 08/01/07                                       25               26
     8.450%, 08/01/08                                       55               56
Texas Employment Community,
     Emnora Lane Project (COP) (MLO)
     7.850%, 05/01/04                                       10               10
     7.850%, 11/01/04                                       25               25
     7.900%, 05/01/05                                       25               25
     7.900%, 11/01/05                                       25               25
     8.000%, 11/01/06                                       30               30
     8.050%, 05/01/07                                       20               20
                                                                   -------------
                                                                         11,882
                                                                   -------------
UTAH -- 1.3%
Intermountain Power Agency, Utah Power Supply,
     Series A, (RB) (AMBAC)
     6.500%, 07/01/11                                      365              406
Intermountain Power Agency, Utah Power Supply,
     Series A, Escrowed to Maturity
     (RB) (AMBAC) 6.500%, 07/01/11 (B)                     635              716
                                                                   -------------
                                                                          1,122
                                                                   -------------
WASHINGTON -- 1.9%
Washington State Public Power Supply,
     Nuclear Project #3, Series A,
     Callable 07/01/07 @ 102 (RB) (FSA)
     5.250%, 07/01/16                                    1,000              966
Washington State Public Power Supply,
     Nuclear Project #3, Series B (RB)
     7.125%, 07/01/16                                      600              700
                                                                   -------------
                                                                          1,666
                                                                   -------------
WEST VIRGINIA -- 1.3%
West Virginia State, Series D (GO) (FGIC)
     6.500%, 11/01/26                                    1,000            1,123
                                                                   -------------

TAX FREE FUND (CONTINUED)

DESCRIPTION                                    PAR (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------------
WISCONSIN -- 4.7%
Amery, Apple River Hospital Project,
     Callable 06/01/08 @ 100 (RB)
     5.700%, 06/01/13                                  $ 1,440          $ 1,373
Wisconsin State Health & Education Facilities
     Authority, Aurora Health Care, Series A,
     Callable 02/15/09 @ 101 (RB)
     5.500%, 02/15/20                                    1,000              830
Wisconsin State Health & Education Facilities
     Authority, Beloit Memorial Hospital,
     Callable 07/01/03 @ 102 (RB)
     5.800%, 07/01/09                                      555              538
Wisconsin State Health & Education Facilities
     Authority, Franciscan Skemp
     Medical Center (RB)
     6.125%, 11/15/15                                    1,000            1,013
Wisconsin State Health & Education Facilities
     Authority, Monroe Clinic,
     Callable 02/15/09 @ 101 (RB)
     5.375%, 02/15/22                                      500              423
                                                                   -------------
                                                                          4,177
                                                                   -------------

TOTAL MUNICIPAL BONDS
     (Cost $82,389)                                                      83,664
                                                                   -------------

CLOSED-END INVESTMENT COMPANIES -- 1.9%
Van Kampen Advanced Municipal Income Trust II           31,700              380
Van Kampen Municipal Income Trust                       33,750              424
Van Kampen Municipal Opportunity Trust                  33,700              476
Van Kampen Municipal Opportunity Trust II               33,000              398
                                                                   -------------

TOTAL CLOSED-END INVESTMENT COMPANIES
     (Cost $1,558)                                                        1,678
                                                                   -------------

RELATED PARTY MONEY MARKET FUND -- 1.2%
First American Tax Free Obligations Fund (F)         1,056,621            1,057
                                                                   -------------

TOTAL RELATED PARTY MONEY MARKET FUND
     (Cost $1,057)                                                        1,057
                                                                   -------------

TOTAL INVESTMENTS -- 96.3%
     (Cost $85,004)                                                      86,399
                                                                   -------------
OTHER ASSETS AND LIABILITIES, NET -- 3.7%                                 3,331
                                                                   -------------


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      61)

STATEMENTS OF NET ASSETS SEPTEMBER 30, 2000

DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A ($.0001 par value--
     2 billion authorized) based on 2,580,111
     outstanding shares                                                 $26,090
Portfolio Capital--Class C ($.0001 par value--
     2 billion authorized) based on 13,287
     outstanding shares                                                     143
Portfolio Capital--Class Y ($.0001 par value--
     2 billion authorized) based on  5,959,378
     outstanding shares                                                  62,991
Undistributed net investment income                                          60
Accumulated net realized loss on investments                               (949)
Net unrealized appreciation of investments                                1,395
                                                                   -------------
TOTAL NET ASSETS -- 100.0%                                              $89,730
                                                                   -------------
Net asset value and redemption price per share -- Class A               $ 10.49
Maximum sales charge of 2.50% (G)                                          0.27
                                                                   -------------
Offering price per share -- Class A                                     $ 10.76
                                                                   -------------
Net asset value and redemption price
     per share -- Class C (H)                                           $ 10.46
Maximum sales charge of 1.00% (I)                                          0.11
                                                                   -------------
Offering price per share -- Class C                                     $ 10.57
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                         $ 10.49
                                                                   -------------

(A) Variable Rate Security--the rate shown is the rate in effect as of September 30, 2000.

(B) Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(C) Inverse Floating Rate Security-security pays interest at rates that increase (decrease) in the same magnitude as, or in a multiple of, a decrease (increase) in the market rate.

(D) The rate shown is the effective yield at the time of purchase.

(E) Security currently in partial default and is only 93.5% guaranteed. The effective interest rate is 7.013%.

(F) This money market fund is advised by U.S. Bank National Association who also serves as Advisor for this Fund. See also the notes to the financial statements.

(G) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.50%.

(H) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(I) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

TAX FREE FUND (CONCLUDED)

--------------------------------------------------------------------------------

AGMT--Guaranty Agreement
AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax. As of September 30, 2000, the aggregate market value of the securities subject to the AMT was $4,497,000, which represents 5.0% of net assets.
BA--Bank of America
CLE--Connie Lee
COP--Certificates of Participation
FGIC--Financial Guaranty Insurance Corporation
FHA--Federal Housing Authority
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
GO--General Obligation
MBIA--Municipal Bond Insurance Association
MLO--Municipal Lease Obligation
RB--Revenue Bond

The accompanying notes are an integral part of the financial statements.


(62      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

                 (This page has been left blank intentionally.)

STATEMENTS OF OPERATIONS for the year ended September 30, 2000, in thousands

                                                                 CALIFORNIA                                 COLORADO
                                                  ARIZONA      INTERMEDIATE            CALIFORNIA       INTERMEDIATE
                                        TAX FREE FUND (1)     TAX FREE FUND     TAX FREE FUND (1)      TAX FREE FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                             $320           $2,215                   $294             $3,174
Dividends                                              --               --                     --                 --
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                               320            2,215                    294              3,174
=====================================================================================================================
EXPENSES:
Investment advisory fees                               40              306                     38                414
Less: Waiver of investment advisory fees              (40)            (100)                   (38)              (181)
Less: Reimbursement of expenses by advisor            (50)              --                    (49)                --
Administrator fees                                      6               47                      6                 64
Transfer agent fees                                    38               31                     38                 85
Custodian fees                                          2               13                      2                 18
Directors' fees                                        --                1                     --                  1
Registration fees                                       1                1                      1                  2
Professional fees                                      --                1                     --                  1
Printing                                               --                3                     --                  4
Distribution fees - Class A                            12                4                      7                 11
Less: Waiver of distribution fees - Class A            --               (4)                    --                (11)
Distribution fees - Class C                            --               --                     --                 --
Less: Waiver of distribution fees - Class C            --               --                     --                 --
Other                                                   3                2                      2                  5
---------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                     12              305                      7                413
=====================================================================================================================
INVESTMENT INCOME - NET                               308            1,910                    287              2,761
=====================================================================================================================
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS - NET:
Net realized gain (loss) on investments                (3)            (122)                    (1)              (648)
Net change in unrealized appreciation or
 depreciation of investments                          275              769                    489                378
---------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                        272              647                    488               (270)
=====================================================================================================================
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                     $580           $2,557                   $775             $2,491
=====================================================================================================================

(1) Fund commenced operations on February 1, 2000.

The accompanying notes are an integral part of the financial statements.

(64      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

                                            MINNESOTA                            OREGON
         COLORADO      INTERMEDIATE      INTERMEDIATE       MINNESOTA      INTERMEDIATE
TAX FREE FUND (1)     TAX FREE FUND     TAX FREE FUND   TAX FREE FUND     TAX FREE FUND      TAX FREE FUND
-----------------------------------------------------------------------------------------------------------

           $ 308           $ 21,560           $14,295          $8,053            $8,977             $4,467
              --                 --                --             143                --                 23
-----------------------------------------------------------------------------------------------------------
             308             21,560            14,295           8,196             8,977              4,490
===========================================================================================================

              39              2,831             1,885             927             1,216                510
             (39)              (682)             (469)           (302)             (310)              (181)
             (46)                --                --              --                --                 --
               6                440               295             144               189                 79
              34                 47                40              93                34                 68
               2                121                81              40                52                 22
              --                  7                 4               2                 3                  1
               2                 13                 9               6                 7                  3
              --                 10                 7               3                 4                  2
              --                 27                18               9                11                  5
              11                 22                31             239                 8                 73
              --                (22)              (31)             --                (8)                --
              --                 --                --              19                --                  1
              --                 --                --              (7)               --                 --
               2                 17                15               4                 8                  1
-----------------------------------------------------------------------------------------------------------
              11              2,831             1,885           1,177             1,214                584
===========================================================================================================
             297             18,729            12,410           7,019             7,763              3,906
===========================================================================================================


               4             (2,046)             (581)           (485)             (952)              (604)

             321              2,552               611            (241)            1,116                847
-----------------------------------------------------------------------------------------------------------
             325                506                30            (726)              164                243
===========================================================================================================

           $ 622           $ 19,235           $12,440          $6,293            $7,927             $4,149
===========================================================================================================


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      65)

STATEMENTS OF CHANGES IN NET ASSETS in thousands

                                                                                 CALIFORNIA     CALIFORNIA                COLORADO
                                                           ARIZONA             INTERMEDIATE       TAX FREE            INTERMEDIATE
                                                 TAX FREE FUND (1)            TAX FREE FUND       FUND (1)           TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                            2/1/00      10/1/99     10/1/98         2/1/00      10/1/99    10/1/98
                                                                to           to          to             to           to         to
                                                           9/30/00      9/30/00     9/30/99        9/30/00      9/30/00    9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                    $   308      $ 1,910     $ 1,687        $   287      $ 2,761    $ 2,756
Net realized gain (loss) on investments                         (3)        (122)        (63)            (1)        (648)       (30)
Net change in unrealized appreciation or
  depreciation of investments                                  275          769      (1,773)           489          378     (3,358)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                              580        2,557        (149)           775        2,491       (632)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                     (246)         (77)        (17)          (151)        (210)      (181)
  Class C                                                       (1)          --          --             --           --         --
  Class Y                                                      (61)      (1,833)     (1,655)          (133)      (2,556)    (2,569)
Net realized gain on investments:
  Class A                                                       --           --          (1)            --           --         (8)
  Class C                                                       --           --          --             --           --         --
  Class Y                                                       --           --        (102)            --           (1)      (110)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (308)      (1,910)     (1,775)          (284)      (2,767)    (2,868)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2):
Class A:
  Proceeds from sales                                        9,541        1,845       2,843          6,886        1,912      1,961
  Reinvestment of distributions                                239           60           8            139          114        117
  Payments for redemptions                                    (330)      (1,642)       (882)        (1,235)      (3,255)    (1,426)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  Class A transactions                                       9,450          263       1,969          5,790       (1,229)       652
-----------------------------------------------------------------------------------------------------------------------------------
Class C:
  Proceeds from sales                                           21           --          --             34           --         --
  Reinvestment of distributions                                 --           --          --             --           --         --
  Payments for redemptions                                      --           --          --             --           --         --
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from
  Class C transactions                                          21           --          --             34           --         --
-----------------------------------------------------------------------------------------------------------------------------------
Class Y:
  Proceeds from sales                                        4,405        9,128      12,285          6,580        7,571     10,468
  Reinvestment of distributions                                  4            5          18              7            4         15
  Payments for redemptions                                  (1,792)      (7,948)     (6,194)        (2,073)     (11,669)    (9,598)
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from
  Class Y transactions                                       2,617        1,185       6,109          4,514       (4,094)       885
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  capital share transactions                                12,088        1,448       8,078         10,338       (5,323)     1,537
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     12,360        2,095       6,154         10,829       (5,599)    (1,963)
NET ASSETS AT BEGINNING OF PERIOD                               --       43,511      37,357             --       61,969     63,932
===================================================================================================================================
NET ASSETS AT END OF PERIOD (3)                            $12,360      $45,606     $43,511        $10,829      $56,370    $61,969
===================================================================================================================================

(1)  Fund commenced operations on February 1, 2000.

(2)  See note 4 in Notes to Financial Statements for additional information.

(3)  Includes undistributed (distributions in excess of) net investment income
     (000) of $0 and $0 for Arizona Tax Free Fund, $19 and $19 for California Intermediate Tax Free Fund, $3 and $0 for California Tax Free Fund, $4 and $9 for Colorado Intermediate Tax Free Fund, $7 and $0 for Colorado Tax Free Fund, $0 and $91 for Intermediate Tax Free Fund, $29 and $51 for Minnesota Intermediate Tax Free Fund, $250 and $171 for Minnesota Tax Free Fund, $80 and $22 for Oregon Intermediate Tax Free Fund, and $60 and $17 for Tax Free Fund, at September 30, 2000, and September 30, 1999, respectively.

The accompanying notes are an integral part of the financial statements.

(66      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

                                                      MINNESOTA                                        OREGON
         COLORADO           INTERMEDIATE           INTERMEDIATE              MINNESOTA           INTERMEDIATE
TAX FREE FUND (1)          TAX FREE FUND          TAX FREE FUND          TAX FREE FUND          TAX FREE FUND         TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
           2/1/00     10/1/99    10/1/98     10/1/99    10/1/98     10/1/99    10/1/98     10/1/99    10/1/98    10/1/99    10/1/98
               to          to         to          to         to          to         to          to         to         to         to
          9/30/00     9/30/00    9/30/99     9/30/00    9/30/99     9/30/00    9/30/99     9/30/00    9/30/99    9/30/00    9/30/99
------------------------------------------------------------------------------------------------------------------------------------

         $    297    $ 18,729   $ 20,306    $ 12,410   $ 13,585       7,019   $  6,480    $  7,763   $  8,135   $  3,906   $  2,313
                4      (2,046)      (986)       (581)       349        (485)       (16)       (952)        38       (604)      (345)
              321       2,552    (22,883)        611    (15,089)       (241)    (8,149)      1,116     (9,416)       847     (3,488)
------------------------------------------------------------------------------------------------------------------------------------
              622      19,235     (3,563)     12,440     (1,155)      6,293     (1,685)      7,927     (1,243)     4,149     (1,520)
------------------------------------------------------------------------------------------------------------------------------------


             (221)       (416)      (477)       (571)      (557)     (4,933)    (5,793)       (147)       (49)    (1,486)    (1,858)
               (2)         --         --          --         --         (89)       (35)         --         --         (4)        (2)
              (67)    (18,458)   (19,747)    (11,861)   (13,003)     (1,918)      (690)     (7,557)    (8,067)    (2,373)      (466)

               --          --        (53)        (15)       (27)         --       (630)         (1)        --         --       (450)
               --          --         --          --         --          --         --          --         --         --         --
               --          --     (2,305)       (292)      (844)         --        (47)        (35)      (483)        --         (6)
------------------------------------------------------------------------------------------------------------------------------------
             (290)    (18,874)   (22,582)    (12,739)   (14,431)     (6,940)    (7,195)     (7,740)    (8,599)    (3,863)    (2,782)
------------------------------------------------------------------------------------------------------------------------------------


            8,453       4,194      7,916       3,245      7,476      13,716     14,016       2,273      3,538      1,751      2,072
              216         275        275         349        340       4,713      4,970          76         25      1,396      1,349
             (852)     (6,169)    (6,033)     (5,731)    (2,825)    (31,757)   (21,970)     (1,085)    (1,468)    (8,734)    (7,577)
------------------------------------------------------------------------------------------------------------------------------------

            7,817      (1,700)     2,158      (2,137)     4,991     (13,328)    (2,984)      1,264      2,095     (5,587)    (4,156)
------------------------------------------------------------------------------------------------------------------------------------

              151          --         --          --         --         788      1,821          --         --         80        112
                2          --         --          --         --          54         20          --         --          5          2
               --          --         --          --         --        (479)       (91)         --         --        (55)        (1)
------------------------------------------------------------------------------------------------------------------------------------

              153          --         --          --         --         363      1,750          --         --         30        113
------------------------------------------------------------------------------------------------------------------------------------

            5,297      56,759     82,876      39,739     41,117      31,588     15,055      23,880     31,317     58,159     21,777
                2       1,614      2,114         344        397         465        322         446        471        137         47
           (2,947)   (125,938)   (77,736)    (75,230)   (64,442)     (8,703)    (5,201)    (42,766)   (31,008)   (15,162)    (2,318)
------------------------------------------------------------------------------------------------------------------------------------

            2,352     (67,565)     7,254     (35,147)   (22,928)     23,350     10,176     (18,440)       780     43,134     19,506
------------------------------------------------------------------------------------------------------------------------------------

           10,322     (69,265)     9,412     (37,284)   (17,937)     10,385      8,942     (17,176)     2,875     37,577     15,463
------------------------------------------------------------------------------------------------------------------------------------
           10,654     (68,904)   (16,733)    (37,583)   (33,523)      9,738         62     (16,989)    (6,967)    37,863     11,161
               --     453,177    469,910     294,405    327,928     127,154    127,092     180,416    187,383     51,867     40,706
====================================================================================================================================
         $ 10,654    $384,273   $453,177    $256,822   $294,405     136,892   $127,154    $163,427   $180,416   $ 89,730   $ 51,867
====================================================================================================================================

                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      67)

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

                                         REALIZED AND
                NET ASSET                  UNREALIZED     DIVIDENDS
                    VALUE          NET       GAINS OR      FROM NET   DISTRIBUTIONS
                BEGINNING   INVESTMENT    (LOSSES) ON    INVESTMENT            FROM
                OF PERIOD       INCOME    INVESTMENTS        INCOME   CAPITAL GAINS
------------------------------------------------------------------------------------
ARIZONA TAX FREE FUND(1)
Class A
 2000           $  10.00      $  0.36        $  0.45       $ (0.36)       $    --
Class C
 2000           $  10.00      $  0.34        $  0.44       $ (0.34)       $    --
Class Y
 2000           $  10.00      $  0.37        $  0.45       $ (0.37)       $    --
CALIFORNIA INTERMEDIATE
TAX FREE FUND
Class A
 2000           $   9.89      $  0.43        $  0.13       $ (0.43)       $    --
 1999              10.37         0.42          (0.46)        (0.41)         (0.03)
 1998              10.04         0.43           0.33         (0.43)            --
 1997(2)           10.00         0.06           0.04         (0.06)            --
Class Y
 2000           $   9.89      $  0.43        $  0.15       $ (0.43)       $    --
 1999              10.36         0.42          (0.45)        (0.41)         (0.03)
 1998              10.03         0.43           0.33         (0.43)            --
 1997(2)           10.00         0.06           0.03         (0.06)            --
CALIFORNIA TAX FREE
FUND(1)
Class A
 2000           $  10.00      $  0.35        $  0.66       $ (0.35)       $    --
Class C
 2000           $  10.00      $  0.32        $  0.66       $ (0.32)       $    --
Class Y
 2000           $  10.00      $  0.37        $  0.65       $ (0.36)       $    --
COLORADO INTERMEDIATE TAX
FREE FUND
Class A
 2000           $  10.32      $  0.48        $ (0.04)      $ (0.48)       $    --
 1999              10.89         0.46          (0.55)        (0.46)         (0.02)
 1998              10.61         0.47           0.30         (0.47)         (0.02)
 1997              10.42         0.48           0.24         (0.48)         (0.05)
 1996              10.51         0.49          (0.04)        (0.49)         (0.05)
Class Y
 2000           $  10.29      $  0.48        $ (0.03)      $ (0.48)       $    --
 1999              10.88         0.46          (0.57)        (0.46)         (0.02)
 1998              10.61         0.47           0.29         (0.47)         (0.02)
 1997              10.42         0.48           0.24         (0.48)         (0.05)
 1996              10.51         0.49          (0.04)        (0.49)         (0.05)
COLORADO TAX FREE FUND(1)
Class A
 2000           $  10.00      $  0.35        $  0.42       $ (0.35)       $    --
Class C
 2000           $  10.00      $  0.34        $  0.41       $ (0.34)       $    --
Class Y
 2000           $  10.00      $  0.37        $  0.42       $ (0.36)       $    --
INTERMEDIATE TAX FREE FUND
Class A
 2000           $  10.45      $  0.48        $  0.04       $ (0.49)       $    --
 1999              11.05         0.46          (0.55)        (0.46)         (0.05)
 1998              10.84         0.47           0.27         (0.47)         (0.06)
 1997              10.66         0.47           0.24         (0.47)         (0.06)
 1996              10.72         0.46           0.01         (0.46)         (0.07)
Class Y
 2000           $  10.43      $  0.48        $  0.04       $ (0.49)       $    --
 1999              11.03         0.46          (0.55)        (0.46)         (0.05)
 1998              10.82         0.47           0.27         (0.47)         (0.06)
 1997              10.65         0.47           0.23         (0.47)         (0.06)
 1996              10.72         0.46             --         (0.46)         (0.07)
------------------------------------------------------------------------------------

+    Returns are for the period indicated and have not been annualized.

(A)  Excluding sales charges.

(1) Commenced operations on February 1, 2000. All ratios for the period have been annualized.

(2) Commenced operations on August 8, 1997. All ratios for the period have been annualized.


The accompanying notes are an integral part of the financial statements.

(68      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

                                                                              RATIO OF       RATIO OF NET
                                                           RATIO OF NET    EXPENSES TO  INVESTMENT INCOME
  NET ASSET                                    RATIO OF      INVESTMENT        AVERAGE         TO AVERAGE
      VALUE                    NET ASSETS   EXPENSES TO       INCOME TO     NET ASSETS         NET ASSETS    PORTFOLIO
     END OF         TOTAL          END OF       AVERAGE         AVERAGE     (EXCLUDING         (EXCLUDING     TURNOVER
     PERIOD    RETURN (A)    PERIOD (000)    NET ASSETS      NET ASSETS       WAIVERS)           WAIVERS)         RATE
-----------------------------------------------------------------------------------------------------------------------


  $  10.45         8.21%+      $  9,668          0.25%           5.31%          1.80%             3.76%            27%

  $  10.44         7.88%+      $     22          0.65%           4.95%          2.72%             2.88%            27%

  $  10.45         8.36%+      $  2,670          0.00%           5.53%          1.53%             4.00%            27%


  $  10.02         5.84%       $  2,344          0.70%           4.35%          1.18%             3.87%            23%
      9.89        (0.40)          2,042          0.70            4.19           1.17              3.72              9
     10.37         7.80              82          0.70            4.22           1.21              3.71             22
     10.04         1.02+              1          0.69            4.48           1.36              3.81              3

  $  10.04         6.05%       $ 43,262          0.70%           4.36%          0.93%             4.13%            23%
      9.89        (0.30)         41,469          0.70            4.11           0.92              3.89              9
     10.36         7.80          37,275          0.70            4.27           0.96              4.01             22
     10.03         0.92+         33,287          0.69            4.14           1.11              3.72              3


  $  10.66        10.23%+      $  6,029          0.25%           5.20%          1.85%             3.60%            12%

  $  10.66         9.95%+      $     34          0.65%           5.12%          2.25%             3.52%            12%

  $  10.66        10.38%+      $  4,766          0.00%           5.42%          1.59%             3.83%            12%


  $  10.28         4.40%       $  3,485          0.70%           4.66%          1.25%             4.11%            42%
     10.32        (0.88)          4,733          0.70            4.32           1.15              3.87             33
     10.89         7.43           4,301          0.70            4.43           1.17              3.96             19
     10.61         7.11           4,187          0.70            4.55           1.16              4.09             11
     10.42         4.39           2,861          0.70            4.69           1.18              4.21             20

  $  10.26         4.51%       $ 52,885          0.70%           4.66%          1.00%             4.36%            42%
     10.29        (1.07)         57,236          0.70            4.31           0.90              4.11             33
     10.88         7.33          59,631          0.70            4.43           0.92              4.21             19
     10.61         7.11          54,378          0.70            4.55           0.91              4.34             11
     10.42         4.39          48,927          0.70            4.69           0.93              4.46             20


  $  10.42         7.80%+      $  8,068          0.25%           5.28%          1.80%             3.73%            36%

  $  10.41         7.52%+      $    156          0.65%           4.92%          2.58%             2.99%            36%

  $  10.43         8.05%+      $  2,430          0.00%           5.47%          1.53%             3.94%            36%


  $  10.48         5.10%       $  8,994          0.70%           4.61%          1.12%             4.19%            29%
     10.45        (0.78)         10,713          0.70            4.31           1.12              3.89             23
     11.05         7.04           9,196          0.70            4.31           1.11              3.90             27
     10.84         6.84           3,849          0.67            4.41           1.18              3.90             66
     10.66         4.45           2,618          0.66            4.35           1.17              3.84             53

  $  10.46         5.11%       $375,279          0.70%           4.62%          0.87%             4.45%            29%
     10.43        (0.79)        442,464          0.70            4.31           0.87              4.14             23
     11.03         7.05         460,714          0.70            4.32           0.86              4.16             27
     10.82         6.75         431,000          0.67            4.40           0.93              4.14             66
     10.65         4.35          66,994          0.66            4.35           0.92              4.09             53
-----------------------------------------------------------------------------------------------------------------------


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      69)

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

                                         REALIZED AND
                NET ASSET                  UNREALIZED     DIVIDENDS
                    VALUE          NET       GAINS OR      FROM NET   DISTRIBUTIONS
                BEGINNING   INVESTMENT    (LOSSES) ON    INVESTMENT            FROM
                OF PERIOD       INCOME    INVESTMENTS        INCOME   CAPITAL GAINS
------------------------------------------------------------------------------------
MINNESOTA INTERMEDIATE TAX FREE FUND
Class A
 2000            $  9.79      $  0.45        $  0.02       $ (0.45)       $ (0.01)
 1999              10.29         0.43          (0.47)        (0.43)         (0.03)
 1998              10.09         0.43           0.24         (0.43)         (0.04)
 1997               9.91         0.44           0.21         (0.44)         (0.03)
 1996               9.92         0.45           0.02         (0.45)         (0.03)
Class Y
 2000            $  9.76      $  0.45        $  0.01       $ (0.45)       $ (0.01)
 1999              10.26         0.43          (0.47)        (0.43)         (0.03)
 1998              10.06         0.43           0.24         (0.43)         (0.04)
 1997               9.91         0.44           0.18         (0.44)         (0.03)
 1996               9.92         0.45           0.02         (0.45)         (0.03)
MINNESOTA TAX FREE FUND (B)
Class A
 2000            $ 10.70      $  0.55        $ (0.06)      $ (0.55)       $    --
 1999              11.46         0.55          (0.69)        (0.56)         (0.06)
 1998              11.15         0.57           0.36         (0.56)         (0.06)
 1997              10.89         0.57           0.31         (0.57)         (0.05)
 1996              10.81         0.59           0.07         (0.58)            --
Class C
 2000            $ 10.69      $  0.53        $ (0.09)      $ (0.51)       $    --
 1999(1)           11.38         0.37          (0.71)        (0.35)            --
Class Y
 2000            $ 10.69      $  0.58        $ (0.07)      $ (0.57)       $    --
 1999              11.45         0.58          (0.69)        (0.59)         (0.06)
 1998              11.14         0.60           0.36         (0.59)         (0.06)
 1997(2)           11.16         0.10          (0.02)        (0.10)            --
OREGON INTERMEDIATE TAX FREE FUND
Class A
 2000            $  9.72      $  0.43        $  0.02       $ (0.43)       $    --
 1999(3)           10.23         0.29          (0.51)        (0.29)            --
Class Y
 2000            $  9.72      $  0.43        $  0.02       $ (0.43)       $    --
 1999              10.24         0.43          (0.49)        (0.43)         (0.03)
 1998              10.05         0.45           0.21         (0.45)         (0.02)
 1997(4)           10.00         0.07           0.05         (0.07)            --
TAX FREE FUND (B)
Class A
 2000            $ 10.54      $  0.53        $ (0.05)      $ (0.53)       $    --
 1999              11.53         0.55          (0.86)        (0.55)         (0.13)
 1998              11.21         0.55           0.36         (0.54)         (0.05)
 1997              10.81         0.54           0.42         (0.54)         (0.02)
 1996              10.69         0.56           0.12         (0.56)            --
Class C
 2000            $ 10.52      $  0.50        $ (0.07)      $ (0.49)       $    --
 1999(1)           11.34         0.35          (0.82)        (0.35)            --
Class Y
 2000            $ 10.54      $  0.56        $ (0.06)      $ (0.55)       $    --
 1999              11.54         0.57          (0.86)        (0.58)         (0.13)
 1998(5)           11.31         0.10           0.22         (0.09)            --
------------------------------------------------------------------------------------

+    Returns are for the period indicated and have not been annualized.

(A)  Excluding sales charges.

(B) The financial highlights for the Minnesota Tax Free Fund and Tax Free Fund as set forth herein include the historical financial highlights of the Piper Minnesota Tax-Exempt Fund Class A shares and Class Y shares, and the Piper National Tax-Exempt Fund Class A shares, respectively. The assets of the Piper Minnesota Tax-Exempt Fund and Piper National Tax-Exempt Fund were acquired by Minnesota Tax Free Fund and Tax Free Fund, respectively on July 31, 1998. In connection with this acquisition, (i) Class A shares of the Piper Minnesota Tax-Exempt Fund and Piper National Tax-Exempt Fund were exchanged for Class A shares of the Minnesota Tax Free Fund and Tax Free Fund, respectively, (ii) Class Y shares of the Piper Minnesota Tax-Exempt Fund were exchanged for Class Y shares of the Minnesota Tax Free Fund. On July 31, 1998 the Fund's advisor changed from Piper Capital Management Incorporated to U.S. Bank National Association.

(1) Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized.

(2) Class Y shares have been offered since August 1, 1997. All ratios for the period have been annualized.

(3) Class A shares have been offered since February 1, 1999. All ratios for the period have been annualized.

(4) Commenced operations on August 8, 1997. All ratios for the period have been annualized.

(5) Class Y shares have been offered since July 31, 1998. All ratios for the period have been annualized.


The accompanying notes are an integral part of the financial statements.

(70      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

                                                                                RATIO OF        RATIO OF NET
                                                             RATIO OF NET    EXPENSES TO   INVESTMENT INCOME
   NET ASSET                                     RATIO OF      INVESTMENT        AVERAGE          TO AVERAGE
       VALUE                    NET ASSETS    EXPENSES TO       INCOME TO     NET ASSETS          NET ASSETS   PORTFOLIO
      END OF         TOTAL          END OF        AVERAGE         AVERAGE     (EXCLUDING          (EXCLUDING    TURNOVER
      PERIOD    RETURN (A)    PERIOD (000)     NET ASSETS      NET ASSETS       WAIVERS)            WAIVERS)        RATE
------------------------------------------------------------------------------------------------------------------------
   $  9.80          4.94%      $ 12,469          0.70%           4.59%          1.12%             4.17%            18%
      9.79         (0.43)        14,629          0.70            4.30           1.12              3.88             12
     10.29          6.80         10,330          0.70            4.30           1.11              3.89             24
     10.09          6.72          7,453          0.70            4.49           1.15              4.04             20
      9.91          4.80          3,916          0.70            4.52           1.18              4.04             19

   $  9.76          5.04%      $244,353          0.70%           4.59%          0.87%             4.42%            18%
      9.76         (0.44)       279,776          0.70            4.28           0.87              4.11             12
     10.26          6.82        317,598          0.70            4.30           0.86              4.14             24
     10.06          6.42        297,122          0.70            4.47           0.90              4.27             20
      9.91          4.80         93,394          0.70            4.53           0.93              4.30             19


   $ 10.64          4.75%      $ 93,995          0.95%           5.22%          1.17%             5.00%            34%
     10.70         (1.31)       108,116          0.95            4.98           1.17              4.76             15
     11.46          8.58        118,937          0.95            5.05           1.01              4.99             16
     11.15          8.32        125,659          0.95            5.17           1.01              5.11             17
     10.89          6.24        125,677          0.90            5.38           0.99              5.29             35

   $ 10.62          4.25%      $  2,037          1.35%           4.83%          1.77%             4.41%            34%
     10.69         (3.03)+        1,682          1.35            4.70           1.87              4.18             15

   $ 10.63          5.00%      $ 40,860          0.70%           5.49%          0.93%             5.26%            34%
     10.69         (1.07)        17,356          0.70            5.26           0.87              5.09             15
     11.45          8.83          8,155          0.78            5.79           0.82              5.75             16
     11.14          0.72+         9,010          0.75            5.73           0.75              5.73             17


   $  9.74          4.79%      $  3,303          0.70%           4.47%          1.13%             4.04%            18%
      9.72         (2.22)+        2,005          0.70            4.37           1.12              3.95             13

   $  9.74          4.78%      $160,124          0.70%           4.47%          0.88%             4.29%            18%
      9.72         (0.66)       178,411          0.70            4.30           0.87              4.13             13
     10.24          6.66        187,383          0.70            4.43           0.87              4.26             20
     10.05          1.17+       182,069          0.70            4.55           1.09              4.16              4


   $ 10.49         4.75%       $ 27,061          0.95%           5.18%          1.19%             4.94%            15%
     10.54        (2.81)         32,893          1.00            4.97           1.23              4.74             21
     11.53          8.41         40,351          1.10            4.84           1.16              4.78              7
     11.21          9.09         49,638          1.11            4.91           1.17              4.85             28
     10.81          6.42         45,935          1.03            5.15           1.13              5.05             43

   $ 10.46         4.26%       $    139          1.35%           4.80%          1.79%             4.36%            15%
     10.52        (4.23)+           110          1.35            4.54           1.93              3.96             21

   $ 10.49         5.00%       $ 62,530          0.70%           5.47%          0.95%             5.22%            15%
     10.54        (2.66)         18,864          0.71            5.26           1.01              4.96             21
     11.54         2.83+            355          0.85            5.61           0.91              5.55              7
------------------------------------------------------------------------------------------------------------------------


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      71)

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000

1 >  ORGANIZATION

     The First American Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Oregon Intermediate Tax Free Fund, and Tax Free Fund (collectively, the "Funds") are mutual funds offered by First American Investment Funds, Inc. ("FAIF"). The First American Corporate Bond Fund, Limited Term Income Fund, Intermediate Term Income Fund, Fixed Income Fund, Strategic Income Fund, Balanced Fund, Real Estate Securities Fund, Equity Income Fund, Equity Index Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund, International Index Fund, International Fund, Health Sciences Fund, Technology Fund, Emerging Markets Fund, and Mid Cap Growth Fund are also mutual funds offered by FAIF but are not included in this report. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. FAIF's articles of incorporation permit the board of directors to create additional funds in the future.

     These Funds offer Class A and Class Y shares. Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund and Tax Free Fund also offer Class C shares. Class A shares are sold with a front-end sales charge. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge for 18 months. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

     The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies. All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fees charged may differ among classes and each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangements.


2 >  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Funds are as follows:

     SECURITY VALUATION - Security valuations for the Funds' investments are furnished by one or more independent pricing services that have been approved by the Board of Directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the board of directors. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost. Investments in closed-end mutual funds which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Interest income, including amortization of bond premium and discount, is recorded on the accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for Federal income tax purposes.

     DISTRIBUTIONS TO SHAREHOLDERS - The Funds declare and pay income dividends monthly. Any net realized capital gains on sales of securities for a Fund are distributed to shareholders at least annually.

     FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required. For Federal income tax purposes, required distributions related to realized gains from security transactions are computed as of September 30th and October 31st.


(72      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

     Net investment income and net realized gains or losses may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to losses deferred due to wash sales.

     The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

     On the Statement of Net Assets the following adjustments were made (000):

                                      ACCUMULATED    UNDISTRIBUTED   ADDITIONAL
                                     NET REALIZED   NET INVESTMENT      PAID IN
     FUND                             GAIN (LOSS)           INCOME      CAPITAL
     --------------------------------------------------------------------------
     Intermediate Tax Free Fund              $ --              $54        $ (54)
     Oregon Intermediate Tax Free
     Fund                                       1               (1)          --
     --------------------------------------------------------------------------

     As of September 30, 2000, the following funds have capital loss carryforwards (000):

                                                      AMOUNT     EXPIRATION DATE
     ---------------------------------------------------------------------------
     California Intermediate Tax Free                 $   81           2008
     Colorado Intermediate Tax Free                       75           2008
     Intermediate Tax Free                             1,405           2008
     Minnesota Intermediate Tax Free                     239           2008
     Minnesota Tax Free                                  248           2008
     Oregon Intermediate Tax Free                         98           2008
     Tax Free                                            370           2008
     ---------------------------------------------------------------------------

     Arizona Tax Free, California Intermediate Tax Free, California Tax Free, Colorado Intermediate Tax Free, Intermediate Tax Free, Minnesota Intermediate Tax Free, Minnesota Tax Free, Oregon Intermediate Tax Free, and Tax Free Fund incurred losses in the amount of $3,000, $104,000, $1,000, $643,000, $1,627,000, $338,000, $254,000, $854,000, and $579,000
     from November 1, 1999 to September 30, 2000 respectively. As permitted by tax regulations, the Funds intend to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2001.

     SECURITIES PURCHASED ON A WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund's net asset value if the Fund makes such investments while remaining substantially fully invested. At September 30, 2000 the Minnesota Tax Free Fund had outstanding when-issued commitments of $1,000,000.

     INVERSE FLOATERS - As part of their investment strategy, the Funds may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the net asset value of the Funds' shares may be more volatile than if the Funds did not invest in such securities. At September 30, 2000, the Minnesota Tax Free Fund and Tax Free Fund had investments in inverse floaters with a value of $8,592,425 and $1,100,000, respectively, which represent 6.3% and 1.2%, respectively, of each fund's net assets.

     EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      73)

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000


3 >  FEES AND EXPENSES

     ADVISORY FEES - Pursuant to an investment advisory agreement (the "Agreement"), First American Asset Management (the "Advisor"), a division of U.S. Bank National Association ("U.S. Bank"), manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay the Advisor a monthly fee based upon average daily net assets. The fee for each of the Funds is equal to an annual rate of 0.70% of the average daily net assets. The advisor intends to waive fees during the current fiscal year so that total fund operating expenses do not exceed expense limitations described in the prospectuses. Fee waivers may be discontinued at any time.

     The Funds may invest in First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, the Advisor reimburses each FAIF Fund an amount equal to the investment advisory fee earned by FAF related to such investments.

     ADMINISTRATION FEES - SEI Investments Mutual Fund Services ("SIMFS") provided administrative services, including certain accounting, legal, and shareholder services to the First American Family of Funds from October 1, 1999 through December 31, 1999. Effective January 1, 2000 U.S. Bank was appointed as the administrator and began providing administrative services to the First American Family of Funds. Under both arrangements, the Funds are charged an annual rate of 0.12% of each FAIF Fund's average daily net assets, with a minimum annual fee of $50,000. To the extent that aggregate net assets of the First American Family of Funds exceed $8 billion, the annual rate for each FAIF Fund is reduced to 0.105% of their relative share of excess net assets. Fees are computed daily and paid monthly.

     SUB-ADMINISTRATION FEES - U.S. Bank assisted SIMFS and provided sub-administration services for the Funds from October 1, 1999 through December 31, 1999. For these services SIMFS compensated U.S. Bank, as sub-administrator, monthly at an annual rate of up to 0.05% of each Fund's average daily net assets. The fees for each Fund from October 1, 1999 through December 31, 1999 were approximately 0.017% of average daily net assets. Under this arrangement, SIMFS paid U.S. Bank $2,646,000 in aggregate for this three month period for the First American Family of Funds.

     Effective January 1, 2000, SIMFS was appointed sub-administrator and began assisting U.S. Bank in providing sub-administration services for the Funds. For these services, U.S. Bank compensates SIMFS monthly at an annual rate equal to 0.05% of aggregate average daily net assets of FAIF. In addition, SIMFS also receives 0.015% on assets up to $34.5 billion, 0.0075% on the next $25.5 billion and 0.005% on assets over $60 billion for all Funds. There is a minimum fee of $50,000 per Fund (the oldest 38 Funds are excluded). U.S. Bank paid SIMFS $8,501,000 in aggregate from January 1, 2000 through September 30, 2000 for the First American Family of Funds. For the Funds included in this annual report the amounts paid to U.S. Bank and SIMFS for their respective periods were as follows (000):

                                                             U.S. BANK     SIMFS
     ---------------------------------------------------------------------------
     Arizona Tax Free Fund                                      $ --        $  4
     California Intermediate Tax Free Fund                         4          17
     California Tax Free Fund                                     --           8
     Colorado Intermediate Tax Free Fund                           5          28
     Colorado Tax Free Fund                                       --           4
     Intermediate Tax Free Fund                                   36         191
     Minnesota Intermediate Tax Free Fund                         24         128
     Minnesota Tax Free Fund                                      11          65
     Oregon Intermediate Tax Free Fund                            15          83
     Tax Free Fund                                                 5          38
     ---------------------------------------------------------------------------

     CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the Funds' custodian. The fee for each Fund is equal to an annual rate of 0.03% of average daily net assets.

     DISTRIBUTION FEES - SEI Investments Distribution Co. ("SIDCO") serves as distributor of the Funds. Under the distribution plan, each of the Funds pay SIDCO a monthly distribution fee at an annual rate of 0.25% of each Fund's average daily net assets of the Class A shares and 1.00% of the Class C shares, respectively, which may be used by SIDCO to provide compensation for sales support and distribution activities. All Class A distribution fees are currently being waived in California Intermediate Tax Free, Colorado Intermediate Tax Free, Intermediate Tax Free, Minnesota Intermediate Tax Free and Oregon Intermediate Tax Free Funds. For Class C, the distributor is currently waiving 0.35% of average daily net assets for the Minnesota Tax Free and Tax Free Funds. No distribution fees are paid by Class Y shares. Under the agreement, SIDCO paid U.S. Bank and its affiliates the


(74      FIRST AMERICAN FUNDS ANNUAL REPORT 2000
     following amounts for the Funds included in this annual report, for the year ended September 30, 2000 (000):

                                                     U.S. BANCORP      U.S. BANK
                                    U.S. BANK       PIPER JAFFRAY          TRUST
     ---------------------------------------------------------------------------
     Arizona Tax Free Fund             $ --              $  8              $ --
     California Tax Free Fund             1                 2                --
     Minnesota Tax Free Fund              6               220                --
     Tax Free Fund                        1                67                --
     ---------------------------------------------------------------------------

     TRANSFER AGENT FEES - From October 1, 1999 to December 31, 1999, DST Systems, Inc. provided transfer agency services for the Funds. Effective January 1, 2000, U.S. Bank was appointed as transfer agent and dividend disbursement agent. As the servicing agent, U.S. Bank was paid $9,862,000 in aggregate for the year ended September 30, 2000 for the First American Family of Funds. For the year ended September 30, 2000, fees paid to U.S. Bank for the funds included in this report were as follows (000):

     ---------------------------------------------------------------------------
     Arizona Tax Free Fund                                                  $ 21
     California Intermediate Tax Free Fund                                    25
     California Tax Free Fund                                                 20
     Colorado Intermediate Tax Free Fund                                      18
     Colorado Tax Free Fund                                                   21
     Intermediate Tax Free Fund                                               27
     Minnesota Intermediate Tax Free Fund                                     24
     Minnesota Tax Free Fund                                                  67
     Oregon Intermediate Tax Free Fund                                        21
     Tax Free Fund                                                            43
     ---------------------------------------------------------------------------

     OTHER FEES - In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.

     For the year ended September 30, 2000, legal fees and expenses were paid to a law firm of which the Assistant Secretaries of the Funds are partners.

     SALES CHARGES - A contingent deferred sales charge ("CDSC") of 1.00% is imposed on redemptions made in the Class C shares for the first 18 months. The CDSC is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

     For the year ended September 30, 2000, sales charges retained by SIDCO for distributing the First American Family of Funds' shares were approximately $239,000.


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      75)

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000


4 >  CAPITAL SHARE TRANSACTIONS

     Capital share transactions for the Funds were as follows (000):

                                                  ARIZONA               CALIFORNIA                                      COLORADO
                                                 TAX FREE             INTERMEDIATE             CALIFORNIA           INTERMEDIATE
                                                  FUND(1)            TAX FREE FUND       TAX FREE FUND(1)          TAX FREE FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                   2/1/00      10/1/99     10/1/98                 2/1/00     10/1/99    10/1/98
                                                       to           to          to                     to          to         to
                                                  9/30/00      9/30/00     9/30/99                9/30/00     9/30/00    9/30/99
---------------------------------------------------------------------------------------------------------------------------------
Class A:
 Shares issued                                        934          189         283                    670         188        187
 Shares issued in lieu of cash distributions           23            6           1                     13          11         11
 Shares redeemed                                      (32)        (167)        (86)                  (117)       (319)      (134)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                            925           28         198                    566        (120)        64
=================================================================================================================================
Class C:
 Shares issued                                          2           --          --                      3          --         --
 Shares issued in lieu of cash distributions           --           --          --                     --          --         --
 Shares redeemed                                       --           --          --                     --          --         --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                              2           --          --                      3          --         --
=================================================================================================================================
Class Y:
 Shares issued                                        431          924       1,202                    651         745        982
 Shares issued in lieu of cash distributions           --            1           2                      1          --          1
 Shares redeemed                                     (176)        (807)       (610)                  (205)     (1,150)      (904)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                            255          118         594                    447        (405)        79
=================================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES           1,182          146         792                  1,016        (525)       143
=================================================================================================================================

                                                 COLORADO                                      MINNESOTA
                                                 TAX FREE             INTERMEDIATE          INTERMEDIATE               MINNESOTA
                                                  FUND(1)            TAX FREE FUND         TAX FREE FUND           TAX FREE FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                   2/1/00      10/1/99     10/1/98    10/1/99     10/1/98     10/1/99    10/1/98
                                                       to           to          to         to          to          to         to
                                                  9/30/00      9/30/00     9/30/99    9/30/00     9/30/99     9/30/00    9/30/99
---------------------------------------------------------------------------------------------------------------------------------
Class A:
 Shares issued                                        837          404         727        334         736       1,301      1,245
 Shares issued in lieu of cash distributions           21           27          25         36          34         449        445
 Shares redeemed                                      (83)        (598)       (559)      (592)       (279)     (3,017)    (1,971)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                            775         (167)        193       (222)        491      (1,267)      (281)
=================================================================================================================================
Class C:
 Shares issued                                         15           --          --         --          --          75        163
 Shares issued in lieu of cash distributions           --           --          --         --          --           5          2
 Shares redeemed                                       --           --          --         --          --         (45)        (8)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                             15           --          --         --          --          35        157
=================================================================================================================================
Class Y:
 Shares issued                                        524        5,497       7,662      4,120       4,072       3,002      1,351
 Shares issued in lieu of cash distributions           --          157         196         36          40          44         29
 Shares redeemed                                     (291)     (12,200)     (7,207)    (7,800)     (6,406)       (825)      (469)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                            233       (6,546)        651     (3,644)     (2,294)      2,221        911
=================================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES           1,023       (6,713)        844     (3,866)     (1,803)        989        787
=================================================================================================================================

                                                               OREGON
                                                         INTERMEDIATE
                                                        TAX FREE FUND             TAX FREE FUND
-----------------------------------------------------------------------------------------------
                                                 10/1/99      10/1/98        10/1/99    10/1/98
                                                      to           to             to         to
                                                 9/30/00      9/30/99        9/30/00    9/30/99
-----------------------------------------------------------------------------------------------
Class A:
 Shares issued                                     237          354          169          184
 Shares issued in lieu of cash distributions         8            2          135          121
 Shares redeemed                                  (112)        (150)        (846)        (683)
-----------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                         133          206         (542)        (378)
===============================================================================================
Class C:
 Shares issued                                      --           --            8           10
 Shares issued in lieu of cash distributions        --           --           --           --
 Shares redeemed                                    --           --           (5)          --
-----------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                          --           --            3           10
===============================================================================================
Class Y:
 Shares issued                                   2,481        3,112        5,630        1,965
 Shares issued in lieu of cash distributions        46           47           13            4
 Shares redeemed                                (4,444)      (3,108)      (1,474)        (210)
-----------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                      (1,917)          51        4,169        1,759
===============================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES       (1,784)         257        3,630        1,391
===============================================================================================

(1)Fund commenced operations on February 1, 2000.


(76      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

5 >  INVESTMENT SECURITY TRANSACTIONS

     During the year ended September 30, 2000, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

                                                          INVESTMENT SECURITIES
                                                          ----------------------
                                                          PURCHASES       SALES
     ---------------------------------------------------------------------------
     Arizona Tax Free Fund                                $ 14,216      $  2,401
     California Intermediate Tax Free Fund                  11,819         9,450
     California Tax Free Fund                               10,805           953
     Colorado Intermediate Tax Free Fund                    23,732        29,512
     Colorado Tax Free Fund                                 12,553         2,950
     Intermediate Tax Free Fund                            114,464       184,045
     Minnesota Intermediate Tax Free Fund                   45,250        85,072
     Minnesota Tax Free Fund                                52,862        40,478
     Oregon Intermediate Tax Free Fund                      30,173        46,927
     Tax Free Fund                                          44,140         9,684
     ---------------------------------------------------------------------------

     At September 30, 2000, the total cost of securities for Federal income tax purposes was the same as amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 2000, is as follows (000):

                                     AGGREGATE GROSS   AGGREGATE GROSS
                                        APPRECIATION     (DEPRECIATION)      NET
     ---------------------------------------------------------------------------
     Arizona Tax Free Fund                    $  282           $    (7)   $  275
     California Intermediate Tax
      Free Fund                                1,312               (47)    1,265
     California Tax Free Fund                    492                (3)      489
     Colorado Intermediate Tax Free
      Fund                                     1,602              (323)    1,279
     Colorado Tax Free Fund                      325                (4)      321
     Intermediate Tax Free Fund                6,127            (3,757)    2,370
     Minnesota Intermediate Tax
      Free Fund                                4,722            (2,440)    2,281
     Minnesota Tax Free Fund                   3,927            (2,195)    1,732
     Oregon Intermediate Tax Free
      Fund                                     2,373            (1,449)      924
     Tax Free Fund                             2,538            (1,143)    1,395
     ---------------------------------------------------------------------------


6 >  CONCENTRATION OF CREDIT RISK

     The Arizona Tax Free Fund, California Intermediate Tax Free, California Tax Free, Colorado Intermediate Tax Free, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund and Oregon Intermediate Tax Free Fund invest in debt instruments of municipal issuers in specific states. Although these Funds monitor investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.

     The rating of long-term securities as a percentage of total value of investments at September 30, 2000, is as follows:

     STANDARD                CALIFORNIA                     COLORADO
     & POOR'S/   ARIZONA   INTERMEDIATE    CALIFORNIA   INTERMEDIATE   COLORADO
     MOODY'S    TAX FREE       TAX FREE      TAX FREE       TAX FREE   TAX FREE
     RATINGS:       FUND           FUND          FUND           FUND       FUND
     ---------------------------------------------------------------------------
     AAA/Aaa          50%            61%           52%            64%        65%
     AA/Aa            27             16            16             13         23
     A/A              12             12            13             12          5
     BBB/Baa           1             10            17              2          3
     D                --             --            --             --         --
     NR               10              1             2              9          4
                ----------------------------------------------------------------
                     100%           100%          100%           100%       100%
     ---------------------------------------------------------------------------


     STANDARD &                   MINNESOTA                   OREGON
     POOR'S/     INTERMEDIATE  INTERMEDIATE  MINNESOTA  INTERMEDIATE
     MOODY'S         TAX FREE      TAX FREE   TAX FREE      TAX FREE   TAX FREE
     RATINGS:            FUND          FUND       FUND          FUND       FUND
     ---------------------------------------------------------------------------
     AAA/Aaa               57%           65%        27%          52%         41%
     AA/Aa                 22            20         25           33           8
     A/A                   14             5         20           12          16
     BBB/Baa                2             3          4            1          14
     D                     --            --          1           --           1
     NR                     5             7         23            2          20
                ----------------------------------------------------------------
                          100%          100%       100%         100%        100%
     ---------------------------------------------------------------------------

     Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their lowest rating.


7 >  LINE OF CREDIT

     Pursuant to a commitment letter dated September 7, 1999, Citibank N.A. provides a revolving line of credit to FAIF for short term or emergency purposes. The loans are for the respective benefit of and repayable from the respective assets of each Fund. The aggregate principal amount of all borrowings may not exceed $100,000,000 and borrowings must be in the minimum principal amount of $1,000,000 and integral multiple amounts of $1,000,000 for each Fund. At the Fund's option Citibank N.A. is paid either a base rate or the Federal Funds rate on the amount borrowed. There is a commitment fee on the unused portion of the line of credit. The commitment fee is calculated at 8.0 basis points on the unutilized portion of the facility. Fees are accrued daily and paid quarterly to Citibank N.A. There were no borrowings under the line of credit during the year ended September 30, 2000. Effective October 11, 2000, the line of credit was discontinued.


8 >  PENDING ACQUISITION

     On October 4, 2000, U.S. Bancorp, the parent company of the Funds' investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. It is anticipated that this acquisition will be completed in the first quarter of 2001, subject to regulatory approval, the approval of U.S. Bancorp shareholders and the satisfaction of customary closing conditions.


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      77)

NOTICE TO SHAREHOLDERS SEPTEMBER 30, 2000 (UNAUDITED)


     THE INFORMATION SET FORTH BELOW IS FOR EACH FUND'S FISCAL YEAR AS REQUIRED BY FEDERAL LAWS. MOST SHAREHOLDERS, HOWEVER, MUST REPORT DISTRIBUTIONS ON A CALENDAR YEAR BASIS FOR INCOME TAX PURPOSES, WHICH MAY INCLUDE DISTRIBUTIONS FOR PORTIONS OF TWO FISCAL YEARS OF A FUND. ACCORDINGLY, THE INFORMATION NEEDED FOR INCOME TAX PURPOSES WILL BE SENT IN EARLY 2001 ON FORM 1099. PLEASE CONSULT YOUR TAX ADVISOR FOR PROPER TREATMENT OF THIS INFORMATION.

     Dear First American Shareholders:

     For the fiscal year ended September 30, 2000, each Fund has designated long term capital gains, ordinary income and exempt income with regard to distributions paid during the year as follows:

                                       LONG TERM        ORDINARY
                                   CAPITAL GAINS          INCOME        TAX           TOTAL
                                   DISTRIBUTIONS   DISTRIBUTIONS     EXEMPT   DISTRIBUTIONS
     FUND                            (TAX BASIS)     (TAX BASIS)   INTEREST     (TAX BASIS)
     --------------------------------------------------------------------------------------
     Arizona Tax Free Fund                    0%              2%         98%            100%
     California Intermediate Tax
      Free Fund                               0               0         100             100
     California Tax Free Fund                 0               4          96             100
     Colorado Intermediate Tax
      Free Fund                               0               1          99             100
     Colorado Tax Free Fund                   0               2          98             100
     Intermediate Tax Free Fund               0               0         100             100
     Minnesota Intermediate Tax
      Free Fund                               2               1          97             100
     Minnesota Tax Free Fund                  0               0         100             100
     Oregon Intermediate Tax Free
      Fund                                    1               0          99             100
     Tax Free Fund                            0               1          99             100
     --------------------------------------------------------------------------------------


(78      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS First American Investment Funds, Inc.



           MR. ROBERT DAYTON
           Director of First American Investment Funds, Inc.
           Chief Executive Officer of Okabena Company


           MR. ROGER GIBSON
           Director of First American Investment Funds, Inc.
           Vice President of North America-Mountain Region for United Airlines


           MR. ANDREW HUNTER III
           Director of First American Investment Funds, Inc.
           Chairman of Hunter Keith Industries


           MR. LEONARD KEDROWSKI
           Director of First American Investment Funds, Inc.
           Owner and President of Executive Management Consulting, Inc.


           MR. JOHN MURPHY JR.
           Director of First American Investment Funds, Inc.
           Executive Vice President, U.S. Bancorp


           MR. ROBERT SPIES
           Director of First American Investment Funds, Inc.
           Retired Vice President, U.S. Bank National Association


           MR. JOSEPH STRAUSS
           Director of First American Investment Funds, Inc.
           Former Chairman of First American Investment Funds, Inc. Owner and President of Strauss Management Company


           MS. VIRGINIA STRINGER
           Chairperson of First American Investment Funds, Inc.
           Owner and President of Strategic Management Resources, Inc.

[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)


       DIRECT FUND CORRESPONDENCE TO:

       FIRST AMERICAN FUNDS
       P.O. Box 1330
       Minneapolis, MN 55440-1330

       This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each fund's portfolio.

       For a prospectus or fund profile containing more information on First American Funds, including investment policies, fees and expenses, please contact your investment professional, call Investor Services at 1-800-637-2548, or visit us on the web at www.firstamericanfunds.com. Please read the prospectus or profile carefully before you invest or send money.


       INVESTMENT ADVISOR AND ADMINISTRATOR
          FIRST AMERICAN ASSET MANAGEMENT,
          A DIVISION OF U.S. BANK NATIONAL ASSOCIATION
          601 Second Avenue South
          Minneapolis, Minnesota 55402

       CUSTODIAN
          U.S. BANK NATIONAL ASSOCIATION
          180 East Fifth Street
          St. Paul, Minnesota 55101

       DISTRIBUTOR
          SEI INVESTMENTS DISTRIBUTION CO.
          1 Freedom Valley Drive
          Oaks, Pennsylvania 19456
          SEI IS NOT AN AFFILIATE OF U.S. BANK

       INDEPENDENT AUDITORS
          ERNST & YOUNG LLP
          1400 Pillsbury Center
          200 South Sixth Street
          Minneapolis, Minnesota 55402

       COUNSEL
          DORSEY & WHITNEY LLP
          220 South Sixth Street
          Minneapolis, Minnesota 55402



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FIRST AMERICAN FUNDS                                                Bulk Rate
c/o American Financial Printing Inc.                              U.S. Postage
404 Industrial Boulevard, N.E.                                        PAID
Minneapolis, MN 55413                                               Mpls, MN
                                                                Permit No. 26388

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

3110-00  11/2000
AR-TAXFREE-00